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                                                                     Exhibit 4.2


                         UNAFFILIATED SELLER'S AGREEMENT

                            dated as of March 1, 1999

                                  by and among




              PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION,
                                  as Depositor,




                               ABFS 1999-1, INC.,
                             as Unaffiliated Seller



                                       and



                         AMERICAN BUSINESS CREDIT, INC.,
              HOMEAMERICAN CREDIT, INC., D/B/A UPLAND MORTGAGE, and
                    NEW JERSEY MORTGAGE AND INVESTMENT CORP.,
                                 as Originators


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

ARTICLE I DEFINITIONS .....................................................    1

    Section 1.01.  Definitions ............................................    1

ARTICLE II PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS ................    3

    Section 2.01.  Agreement to Purchase the Initial Mortgage
                   Loans...................................................    3
    Section 2.02.  Agreement to Purchase the Subsequent Mortgage Loans ....    3
    Section 2.03.  Purchase Price .........................................    4
    Section 2.04.  Conveyance of Mortgage Loans; Possession of
                   Mortgage Files .........................................    4
    Section 2.05.  Delivery of Mortgage Loan Documents ....................    5
    Section 2.06.  Acceptance of Mortgage Loans ...........................    6
    Section 2.07.  Transfer of Mortgage Loans; Assignment of
                   Agreement ..............................................    7
    Section 2.08.  Examination of Mortgage Files ..........................    7
    Section 2.09.  Books and Records ......................................    8
    Section 2.10.  Cost of Delivery and Recordation of Documents ..........    8


ARTICLE III REPRESENTATIONS AND WARRANTIES ................................    8

    Section 3.01.  Representations and Warranties as to the
                   Originators ............................................    8
    Section 3.02.  Representations and Warranties as to the
                   Unaffiliated Seller ....................................   11
    Section 3.03.  Representations and Warranties Relating to the
                   Mortgage Loans .........................................   13
    Section 3.04.  Representations and Warranties of the Depositor ........   23
    Section 3.05.  Repurchase Obligation for Defective Documentation
                   and for Breach of a Representation or Warranty .........   24

ARTICLE IV THE UNAFFILIATED SELLER ........................................   26

    Section 4.01.  Covenants of the Originators and the Unaffiliated
                   Seller .................................................   26
    Section 4.02.  Merger or Consolidation ................................   27
    Section 4.03.  Costs ..................................................   27
    Section 4.04.  Indemnification ........................................   28


ARTICLE V CONDITIONS OF CLOSING ...........................................   30

    Section 5.01.  Conditions of Depositor's Obligations ..................   30
    Section 5.02.  Conditions of Unaffiliated Seller's Obligations ........   32
    Section 5.03.  Termination of Depositor's Obligations .................   33

ARTICLE VI MISCELLANEOUS ..................................................   33

    Section 6.01.  Notices ................................................   33
    Section 6.02.  Severability of Provisions .............................   34


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    Section 6.03.  Agreement of Unaffiliated Seller .......................   34
    Section 6.04.  Survival ...............................................   34
    Section 6.05.  Effect of Headings and Table of Contents ...............   34
    Section 6.06.  Successors and Assigns .................................   34
    Section 6.07.  Confirmation of Intent; Grant of Security Interest .....   34
    Section 6.08.  Miscellaneous ..........................................   35
    Section 6.09.  Amendments .............................................   35
    Section 6.10.  Third-Party Beneficiaries ..............................   36
    Section 6.11.  GOVERNING LAW; CONSENT TO JURISDICTION;
                   WAIVER OF JURY TRIAL ...................................   36
    Section 6.12.  Execution in Counterparts ..............................   37


                             SCHEDULES AND EXHIBITS

Schedule I - Mortgage Loan Schedule

Exhibit A  - Form of Subsequent Transfer Agreement


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         This UNAFFILIATED SELLER'S AGREEMENT, dated as of March 1, 1999 (this
"Agreement"), by and among PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, a Delaware corporation, (the "Depositor"), ABFS 1999-1, INC., a Delaware corporation (the "Unaffiliated Seller"), AMERICAN BUSINESS CREDIT, INC., a Pennsylvania corporation ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, a Pennsylvania corporation ("Upland") and NEW JERSEY MORTGAGE AND INVESTMENT CORP., a New Jersey corporation ("NJMIC", and together with ABC and Upland, the "Originators").

                              W I T N E S S E T H:

         WHEREAS, Schedule I attached hereto and made a part hereof lists certain fixed rate business and consumer purpose first and second lien mortgage loans (the "Mortgage Loans") owned by the Originators that the Originators desire to sell to the Unaffiliated Seller, the Unaffiliated Seller desires to sell to the Depositor and that the Depositor desires to purchase;

         WHEREAS, it is the intention of the Originators, the Unaffiliated Seller and the Depositor that simultaneously with the Originators' conveyance of the Mortgage Loans to the Unaffiliated Seller and the Unaffiliated Seller's conveyance of the Mortgage Loans to the Depositor on the Closing Date, (a) the Depositor shall sell the Mortgage Loans to the ABFS Mortgage Loan Trust 1999-1, a Delaware business trust (the "Trust") pursuant to a Sale and Servicing Agreement to be dated as of March 1, 1999 (the "Sale and Servicing Agreement"), to be entered into by and among the Depositor, as depositor, the Trust, as issuer, ABC, as servicer (in such capacity, the "Servicer"), Chase Bank of Texas, N.A., a national banking association, as collateral agent (the "Collateral Agent"), and The Bank of New York, a New York banking corporation, as indenture trustee (the "Indenture Trustee"), and (b) the Trust shall issue its Mortgage Backed Notes (the "Notes"), pursuant to an Indenture, to be dated as of March 1, 1999 (the "Indenture"), by and between the Trust and the Indenture Trustee, which Notes will be secured by a pledge of the assets of the Trust.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         Section 1.01. Definitions. (a) Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article I:

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Prospectus" means the Prospectus dated March 23, 1999 relating to the offering by the Depositor from time to time of its Mortgage Backed Notes (Issuable in Series) in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Notes.


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         "Prospectus Supplement" means the Prospectus Supplement dated March 24,
1999, relating to the offering of the Notes in the form in which it was or will be filed with the Commission pursuant to Rule 424(b) under the Securities Act with respect to the offer and sale of the Notes.

         "Registration Statement" means that certain registration statement on Form S-3, as amended (Registration No. 333-74859) relating to the offering by the Depositor from time to time of its Mortgage Backed Notes (Issuable in Series) as heretofore declared effective by the Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Termination Event" means the existence of any one or more of the following conditions:

                  (a) a stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission; or

                  (b) subsequent to the execution and delivery of this Agreement, a downgrading, or public notification of a possible change, without indication of direction, shall have occurred in the rating afforded any of the debt securities or claims paying ability of any person providing any form of credit enhancement for any of the Notes, by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; or

                  (c) subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, earnings, affairs, regulatory situation or business prospects of the Note Insurer or the Unaffiliated Seller reasonably determined by the Depositor to be material; or

                  (d) subsequent to the date of this Agreement there shall have occurred any of the following: (i) a suspension or material limitation in trading in securities substantially similar to the Notes; (ii) a general moratorium on commercial banking activities in the State of New York declared by either Federal or New York State authorities; or (iii) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (iii) in the reasonable judgment of the Depositor makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus Supplement.

         (b) Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in Appendix I to the Indenture.


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                                   ARTICLE II

                 PURCHASE, SALE AND CONVEYANCE OF MORTGAGE LOANS

         Section 2.01 Agreement to Purchase the Initial Mortgage Loans. (a) Subject to the terms and conditions of this Agreement, the Originators agree to sell, and the Unaffiliated Seller agrees to purchase on the Closing Date and immediately subsequent thereto, the Unaffiliated Seller agrees to sell, and the Depositor agrees to purchase, the Mortgage Loans having the Cut-Off Date Aggregate Principal Balance or, in accordance with Section 2.08 hereof, such other balance as is evidenced by the actual Cut-Off Date Aggregate Principal Balance of the Mortgage Loans accepted by the Depositor on the Closing Date and listed in the Mortgage Loan Schedule.

         (b) Subject to Section 2.08 hereof, the Depositor and the Unaffiliated Seller have agreed upon which of the Unaffiliated Seller's Mortgage Loans are to be purchased by the Depositor on the Closing Date pursuant to this Agreement, and the Unaffiliated Seller has prepared a schedule describing the Mortgage Loans (the "Mortgage Loan Schedule") setting forth all of the Mortgage Loans to be purchased under this Agreement, which Mortgage Loan Schedule is attached hereto as Schedule I. The Mortgage Loan Schedule shall conform to the requirements of the Depositor and to the definition of "Mortgage Loan Schedule" in Appendix I to the Indenture.

         (c) The closing for the purchase and sale of the Mortgage Loans shall take place at the offices of Dewey Ballantine LLP, New York, New York, at 10:00 a.m., New York time, on the Closing Date, or such other place and time as the parties shall agree.

         Section 2.02 Agreement to Purchase the Subsequent Mortgage Loans. Subject to the satisfaction of the conditions set forth in Section 2.14(b) of the Indenture, (i) in consideration of the Unaffiliated Seller's delivery on the related Subsequent Transfer Dates to or upon the order of the Originators of all or a portion of the balance of funds on deposit in the Pre-Funding Accounts, the Originators shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Unaffiliated Seller, without recourse, but subject to the terms and provisions of this Agreement, all of the right, title and interest of the Originators in and to the Subsequent Mortgage Loans, including all principal of, and all interest due on, such Subsequent Mortgage Loans, and all other assets included or to be included in the Trust Estate and (ii) in consideration of the Depositor's delivery on the related Subsequent Transfer Dates to or upon the order of the Unaffiliated Seller of all or a portion of the balance of funds on deposit in the Pre-Funding Accounts, the Unaffiliated Seller shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey to the Depositor, without recourse, but subject to the terms and provisions of this Agreement, all of the right, title and interest of the Unaffiliated Seller in and to the Subsequent Mortgage Loans, including all principal of, and all interest due on, such Subsequent Mortgage Loans, and all other assets included or to be included in the Trust Estate.

         The amount released from a Pre-Funding Account with respect to a transfer of Subsequent Mortgage Loans to the related Pool shall be one-hundred percent (100%) of the Aggregate Principal Balance of such Subsequent Mortgage Loans so transferred, as of the related Subsequent Cut-Off Date.


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         The obligation of the Depositor to purchase a Subsequent Mortgage Loan on any Subsequent Transfer Date is subject to the satisfaction of the requirements set forth in Section 2.14(b) of the Indenture.

         Section 2.03 Purchase Price. (a) On the Closing Date, as consideration for the Originators' sale of the Initial Mortgage Loans to the Unaffiliated Seller, the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of (A) 99.65%, and 99.65% of the Original Note Principal Balance as of the Closing Date of the Class A-1 Notes and Class A-2 Notes, respectively, plus (B) accrued interest on the Original Note Principal Balance of the Class A-1 Notes and Class A-2 Notes at the rate of 6.545% per annum and 6.580% per annum, respectively, from (and including) March 1, 1999 to (but not including) March 30, 1999, minus (C) the Original Pre-Funded Amount and the Original Capitalized Interest Amount for each class of Notes, payable by wire transfer of same day funds.

         On the Closing Date, as full consideration for the Unaffiliated Seller's sale of the Initial Mortgage Loans to the Depositor, the Depositor will deliver to, or at the direction of, the Unaffiliated Seller (i) an amount in cash equal to the sum of (A) 99.65 and 99.65% of the Original Note Principal Balance as of the Closing Date of the Class A-1 Notes and Class A-2 Notes, respectively, plus (B) accrued interest on the Original Note Principal Balance of the Class A-1 Notes and Class A-2 Notes at the rate of 6.545% per annum and 6.580% per annum, respectively, from (and including) March 1, 1999 to (but not including) March 30, 1999, minus (C) the Original Pre-Funded Amount and the Original Capitalized Interest Amount for each class of Notes, payable by wire transfer of same day funds, and (ii) the Trust Certificates to be issued pursuant to the Trust Agreement.

         (b) On each Subsequent Transfer Date, as full consideration for the Originators' sale of the Subsequent Mortgage Loans to the Unaffiliated Seller and the Unaffiliated Seller's sale of the Subsequent Mortgage Loans to the Depositor, the Depositor will deliver to the Unaffiliated Seller and the Unaffiliated Seller will deliver to the Originators an amount in cash equal to the sum of 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans of the related Pool as of the related Subsequent Cut-Off Date.

         Section 2.04 Conveyance of Mortgage Loans; Possession of Mortgage Files. (a) On the Closing Date and on each Subsequent Transfer Date, the Originators shall sell, transfer, assign, set over and convey to the Unaffiliated Seller, without recourse, but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the related Cut-Off Date, the Insurance Policies relating to each such Mortgage Loan and all right, title and interest in and to the proceeds of such Insurance Policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the related Cut-Off Date or the Subsequent Cut-Off Date, as applicable, and the Unaffiliated Seller shall sell, transfer, assign, set over and convey to the Depositor, without recourse, but subject to the terms of this Agreement, all right, title and interest in and to the applicable Mortgage Loans, including all principal outstanding as of, and all interest due after, the related Cut-Off Date, the Insurance Policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such Insurance Policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the related Cut-Off Date or the Subsequent Cut-Off Date, as applicable. Upon payment of the purchase price for


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

such Mortgage Loans as provided in Section 2.03 of this Agreement, the Originators and the Unaffiliated Seller shall have hereby, and shall be deemed to have, sold, transferred, assigned, set over and conveyed to the Depositor such Mortgage Loans, the Insurance Policies relating to each such Mortgage Loan, all right, title and interest in and to the proceeds of such Insurance Policies and all of its rights under this Agreement with respect to the Mortgage Loans from and after the related Cut-Off Date or the Subsequent Cut-Off Date, as applicable.

         (b) Upon the sale of such Mortgage Loans, the ownership of each related Mortgage Note, each related Mortgage and the contents of the related Mortgage File shall immediately vest in the Depositor and the ownership of all related records and documents with respect to each Mortgage Loan prepared by or which come into the possession of the Originators or the Unaffiliated Seller shall immediately vest in the Depositor. The contents of any Indenture Trustee's Mortgage File in the possession of the Originators or the Unaffiliated Seller at any time after such sale, and any principal collected and interest due on the Mortgage Loans after the related Cut-Off Date and received by the Originators or the Unaffiliated Seller, shall be held in trust by the Originators or the Unaffiliated Seller for the benefit of the Depositor as the owner thereof, and shall be promptly delivered by the Originators or the Unaffiliated Seller to or upon the order of the Depositor.

         (c) Pursuant to the Sale and Servicing Agreement, the Depositor shall, on the Closing Date, assign all of its right, title and interest in and to the Initial Mortgage Loans to the Trust. Pursuant to the Indenture, the Trust shall, on the Closing Date, pledge all of its right, title and interest in and to the Initial Mortgage Loans to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

         Section 2.05 Delivery of Mortgage Loan Documents. (a) On or prior to the Closing Date or Subsequent Transfer Date, as applicable, the related Originator shall deliver to the Unaffiliated Seller, and the Unaffiliated Seller shall deliver to the Collateral Agent, on behalf of the Indenture Trustee (as pledgee of the Trust pursuant to the Indenture, the Trust being the assignee of the Depositor pursuant to the Sale and Servicing Agreement), each of the documents for each applicable Mortgage Loan in accordance with the provisions of
Section 2.05 of the Sale and Servicing Agreement.

         (b) As promptly as practicable, but in any event within thirty (30) days from the Closing Date or the Subsequent Transfer Date, as applicable, the Unaffiliated Seller shall promptly submit, or cause to be submitted by the related Originator, for recording in the appropriate public office for real property records, each assignment referred to in Section 2.05(a)(iv) of the Sale and Servicing Agreement. The Collateral Agent, on behalf of the Indenture Trustee, shall be required to retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Unaffiliated Seller or such Originator shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter the Unaffiliated Seller or such Originator shall submit each such assignment for recording.

         (c) The Unaffiliated Seller or the related Originator shall, within five (5) Business Days after the receipt thereof, deliver or cause to be delivered to the Collateral Agent, on behalf of the Indenture Trustee (as pledgee of the Trust pursuant to the Indenture, the Trust


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

being the assignee of the Depositor pursuant to the Sale and Servicing Agreement): (i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the related Originator was delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.05 of the Sale and Servicing Agreement; (ii) the original recorded assignment of Mortgage from the related Originator to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Indenture Trustee in those instances where copies of such assignments certified by the related Originator were delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.05 of the Sale and Servicing Agreement; and (iii) the title insurance policy or title opinion required in
Section 2.05(a)(vi) of the Sale and Servicing Agreement.

         Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the Unaffiliated Seller or the related Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Collateral Agent, on behalf of the Indenture Trustee, of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

         From time to time the Unaffiliated Seller or the related Originator may forward or cause to be forwarded to the Collateral Agent, on behalf of the Indenture Trustee, additional original documents evidencing an assumption or modification of a Mortgage Loan.

         (d) All original documents relating to the Mortgage Loans that are not delivered to the Collateral Agent, on behalf of the Indenture Trustee, as permitted by Section 2.05(a) hereof are and shall be held by the Servicer, the Unaffiliated Seller or the related Originator in trust for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Note Insurer. In the event that any such original document is required pursuant to the terms of this
Section 2.05 to be a part of an Indenture Trustee's Mortgage File, such document shall be delivered promptly to the Collateral Agent, on behalf of the Indenture Trustee. From and after the sale of the Mortgage Loans to the Depositor pursuant hereto, to the extent that the Unaffiliated Seller or the related Originator retains legal title of record to any Mortgage Loans prior to the vesting of legal title in the Indenture Trustee, such title shall be retained in trust for the Trust as the owner of the Mortgage Loans, as the Depositor's assignee, and the Indenture Trustee, as the Trust's pledgee.

         Section 2.06 Acceptance of Mortgage Loans. (a) To evidence the transfer of the Mortgage Loans and related Mortgage Files to the Collateral Agent, on behalf of the Indenture Trustee, the Collateral Agent shall deliver the acknowledgement of receipt, the Initial Certification and the Final Certification required to be delivered pursuant to Section 2.06(b) of the Sale and Servicing Agreement.

         (b) The Sale and Servicing Agreement provides that, if the Collateral Agent during the process of reviewing the Indenture Trustee's Mortgage Files, finds any document constituting a part of a Indenture Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the Mortgage Loan Schedule, or does not conform to the requirements of Section 2.05 of the Sale and Servicing Agreement or the description thereof as set forth in the Mortgage Loan Schedule, the Collateral Agent shall promptly so notify the Servicer, the Unaffiliated Seller, the Indenture Trustee, the related Originator and the Note Insurer. The Unaffiliated Seller and the Originators agrees that in performing any such review, the Collateral Agent may conclusively rely on the Unaffiliated Seller and the Originators as to the purported genuineness of any such document and any signature thereon. Each of the Originators and the Unaffiliated Seller agrees to use reasonable efforts to remedy a material defect in a document constituting part of an Indenture Trustee's Mortgage File of which it is notified. If, however, within sixty (60) days after such notice neither the Unaffiliated Seller nor any Originator has remedied the defect and the defect materially and adversely affects the interest of the Noteholders in the related Mortgage Loan or the interests of the Note Insurer, then the Unaffiliated Seller and the Originators shall be obligated to either substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan or purchase such Mortgage Loan in the manner and subject to the conditions set forth in Section 3.05 hereof.

         (c) The failure of the Collateral Agent, the Indenture Trustee or the
Note Insurer to give any notice contemplated herein within the time periods specified above shall not affect or relieve the Unaffiliated Seller's or the Originators obligation to repurchase for any Mortgage Loan pursuant to this
Section 2.06 or Section 3.05 of this Agreement.

         Section 2.07 Transfer of Mortgage Loans; Assignment of Agreement. The Originators and the Unaffiliated Seller each hereby acknowledges and agrees that the Depositor or the Trust may assign its interest under this Agreement to the Indenture Trustee as may be required to effect the purposes of the Indenture and the Sale and Servicing Agreement, without further notice to, or consent of, the Unaffiliated Seller or the Originators, and the Indenture Trustee shall succeed to such of the rights and obligations of the Depositor and the Trust hereunder as shall be so assigned. The Depositor shall, pursuant to the Sale and Servicing Agreement, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Sections 2.06 and 3.05 hereof for breaches of the representations, warranties, agreements and covenants of the Unaffiliated Seller or the Originators contained in Sections 2.05, 2.06,
3.02 and 3.03 hereof to the Trust, and the Trust shall, pursuant to the Indenture, pledge such right, title and interest to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer. Each of the Originators and the Unaffiliated Seller agrees that, upon such assignment to the Trust and pledge to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Trust, the repurchase obligations of the Unaffiliated Seller and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 2.08 Examination of Mortgage Files. Prior to the Closing Date and each Subsequent Transfer Date, as applicable, the Unaffiliated Seller shall make the Mortgage Files available to the Depositor or its designee for examination at the Unaffiliated Seller's offices or at such other place as the Unaffiliated Seller shall reasonably specify. Such examination may be made by the Depositor or its designee at any time on or before the Closing Date or Subsequent Transfer Date, as the case may be. If the Depositor or its designee makes such examination prior to the Closing Date or Subsequent Transfer Date, as the case may be, and identifies any Mortgage Loans that do not conform to the requirements of the Depositor as described in this Agreement, such Mortgage Loans shall be deleted from the Mortgage Loan Schedule and may be replaced, prior to the Closing Date or Subsequent Transfer Date, as the case may be, by substitute Mortgage Loans acceptable to the Depositor. The Depositor may, at its option and without notice to the Unaffiliated Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Depositor, the Collateral Agent or the Indenture Trustee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the rights of the Depositor or the Indenture Trustee to demand repurchase or other relief as provided in this Agreement.

         Section 2.09 Books and Records. The transfer of each Mortgage Loan shall be reflected on each of the Originators' and the Unaffiliated Seller's accounting and other records, balance sheet and other financial statements as a sale of assets by the Originators to the Unaffiliated Seller, by the Unaffiliated Seller to the Depositor and by the Depositor to the Trust; provided, that the Unaffiliated Seller's tax returns shall not reflect the transfer from the Unaffiliated Seller to the Depositor and from the Depositor to the Trust as a sale of the Mortgage Loans. Each of the Originators and the Unaffiliated Seller shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trust, and the pledge of each Mortgage Loan by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

         Section 2.10 Cost of Delivery and Recordation of Documents. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II and in Article II of the Sale and Servicing Agreement shall be borne by the Unaffiliated Seller or the Originators.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01 Representations and Warranties as to the Originators. Each of the Originators hereby represents and warrants to the Unaffiliated Seller and the Depositor, as of the Closing Date, that:

                  (a) The Originator is a corporation duly organized, validly existing and in good standing under the laws of (i) with respect to ABC and Upland, the State of Pennsylvania, or (ii) with respect to NJMIC, the State of New Jersey, and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Originator and to perform its obligations as the Originator hereunder, and in any event the Originator is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Originator has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Originator and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Originator; and all requisite corporate action has been taken by the Originator to make this Agreement valid and binding upon the Originator in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Originator of, or compliance by the Originator with, this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition nor origination of the Mortgage Loans by the Originator or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Originator's charter or by-laws or any legal restriction or any agreement or instrument to which the Originator is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Originator or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement (other than the information under the caption "Underwriting") nor any statement, report or other document prepared by the Originator and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending or, to the knowledge of the Originator, threatened before a court, administrative agency or government tribunal against the Originator which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Originator, or in any material impairment of the right or ability of the Originator to carry on its business substantially as now conducted, or in any material liability on the part of the Originator, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Originator contemplated herein, or which would impair materially the ability of the Originator to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Originator is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Originator and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Originator or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                  (g) Upon the receipt of each Mortgage File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Originator (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Originator, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Originator pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Originator, the Originator acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Originator does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Originator is solvent and the sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement will not cause the Originator to become insolvent. The sale of the Mortgage Loans by the Originator pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Originator's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

                  (l) The Originator has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting and tax purposes;

                  (m) The Originator has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Originator upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

         Section 3.02 Representations and Warranties as to the Unaffiliated Seller. The Unaffiliated Seller hereby represents and warrants to the Depositor, as of the Closing Date, that:

                  (a) The Unaffiliated Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Unaffiliated Seller and to perform its obligations as the Unaffiliated Seller hereunder, and in any event the Unaffiliated Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan; the Unaffiliated Seller has the full power and authority, corporate and otherwise, to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Unaffiliated Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Unaffiliated Seller; and all requisite corporate action has been taken by the Unaffiliated Seller to make this Agreement valid and binding upon the Unaffiliated Seller in accordance with its terms;

                  (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Unaffiliated Seller of or compliance by the Unaffiliated Seller with this Agreement or the sale of the Mortgage Loans pursuant to the terms of this Agreement or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                  (c) Neither the execution and delivery of this Agreement, the acquisition nor origination of the Mortgage Loans by the Unaffiliated Seller nor the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, has or will conflict with or result in a breach of any of the terms, conditions or provisions of the Unaffiliated Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Unaffiliated Seller is now a party or by which it is bound or to which its property is subject, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Unaffiliated Seller or its property is subject, or impair the ability of the Indenture Trustee (or the Servicer as the agent of the Indenture Trustee) to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                  (d) Neither this Agreement nor the information contained in the Prospectus Supplement (other than the information under the caption "Underwriting") nor any statement, report or other document prepared by the Unaffiliated Seller and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement or alleged untrue statement of any material fact or omits to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading;

                  (e) There is no action, suit, proceeding or investigation pending nor, to the knowledge of the Unaffiliated Seller, threatened before a court, administrative agency or government tribunal against the Unaffiliated Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Unaffiliated Seller, or in any material impairment of the right or ability of the Unaffiliated Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Unaffiliated Seller, or which would draw into question the validity of this Agreement, the Mortgage Loans, or of any action taken or to be taken in connection with the obligations of the Unaffiliated Seller contemplated herein, or which would impair materially the ability of the Unaffiliated Seller to perform under the terms of this Agreement or that will prohibit its entering into this Agreement or the consummation of any of the transactions contemplated hereby;

                  (f) The Unaffiliated Seller is not in violation of or in default with respect to, and the execution and delivery of this Agreement by the Unaffiliated Seller and its performance of and compliance with the terms hereof will not constitute a violation or default with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation or default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Unaffiliated Seller or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any subservicing agreement;

                  (g) Upon the receipt of each Mortgage File by the Depositor (or its assignee) under this Agreement, the Depositor (or its assignee) will have good title to each related Mortgage Loan and such other items comprising the corpus of the Trust Estate free and clear of any lien created by the Unaffiliated Seller (other than liens which will be simultaneously released);

                  (h) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Unaffiliated Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Unaffiliated Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                  (i) With respect to any Mortgage Loan purchased by the Unaffiliated Seller, the Unaffiliated Seller acquired title to the Mortgage Loan in good faith, without notice of any adverse claim;

                  (j) The Unaffiliated Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Unaffiliated Seller is solvent and the sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement will not cause the Unaffiliated

         Seller to become insolvent. The sale of the Mortgage Loans by the Unaffiliated Seller pursuant to the terms of this Agreement was not undertaken with the intent to hinder, delay or defraud any of the Unaffiliated Seller's creditors;

                  (k) The Mortgage Loans are not intentionally selected in a manner so as to affect adversely the interests of the Depositor or of any transferee of the Depositor (including the Trust and the Indenture Trustee);

                  (l) The Unaffiliated Seller has determined that it will treat the disposition of the Mortgage Loans pursuant to this Agreement as a sale for accounting purposes;

                  (m) The Unaffiliated Seller has not dealt with any broker or agent or anyone else that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans to the Depositor other than to the Depositor or an affiliate thereof; and

                  (n) The consideration received by the Unaffiliated Seller upon the sale of the Mortgage Loans under this Agreement constitutes fair consideration and reasonably equivalent value for the Mortgage Loans.

         Section 3.03 Representations and Warranties Relating to the Mortgage Loans. The Originators represent and warrant to the Unaffiliated Seller and the Unaffiliated Seller represents to the Depositor that, as of the Closing Date, as to each Initial Mortgage Loan, and as of the Subsequent Transfer Date, as to each Subsequent Mortgage Loan, immediately prior to the sale and transfer of such Mortgage Loan by the Unaffiliated Seller to the Depositor:

                  (a) The information set forth in each Mortgage Loan Schedule is complete, true and correct;

                  (b) The information to be provided by the Unaffiliated Seller or the Originators, directly or indirectly, to the Depositor in connection with a Subsequent Mortgage Loan will be true and correct in all material respects at the date or dates respecting which such information is furnished;

                  (c) Each Mortgage is a valid first or second lien on a fee simple (or its equivalent under applicable state law) estate in the real property securing the amount owed by the Mortgagor under the Mortgage Note subject only to (i) the lien of current real property taxes and assessments which are not delinquent, (ii) with respect to any Mortgage Loan identified on the Mortgage Loan Schedule as secured by a second lien, the related first mortgage loan, (iii) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Unaffiliated Seller and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

                  (d) Immediately prior to the transfer and assignment by the related Originator to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor, the Unaffiliated Seller or such Originator, as applicable, had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Unaffiliated Seller or such Originator has transferred all right, title and interest in each Mortgage Loan to the Depositor or the Unaffiliated Seller, as applicable;

                  (e) As of the applicable Cut-Off Date, no payment of principal or interest on or in respect of any Mortgage Loan remains unpaid for thirty (30) or more days past the date the same was due in accordance with the related Mortgage Note without regard to applicable grace periods;

                  (f) As of the Initial Cut-Off Date, no Mortgage Loan has a Mortgage Interest Rate less than 8.24% per annum in Pool I and 7.50% per annum in Pool II and the weighted average Mortgage Interest Rate of the Mortgage Loans is 11.04% in Pool I and 11.49% in Pool II;

                  (g) At origination, no Mortgage Loan in Pool I or Pool II had an original term to maturity of greater than 360 months;

                  (h) As of the Initial Cut-Off Date, the weighted average remaining term to maturity of the Mortgage Loans is 266 months for the Mortgage Loans in Pool I and 244 months for the Mortgage Loans in Pool II;

                  (i) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no mechanics' lien or claim for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in (ff) below;

                  (j) To the best knowledge of the Unaffiliated Seller and each of the Originators, there is no delinquent tax or assessment lien against any Mortgaged Property;

                  (k) Such Mortgage Loan, the Mortgage, and the Mortgage Note, including, without limitation, the obligation of the Mortgagor to pay the unpaid principal of and interest on the Mortgage Note, are each not subject to any right of rescission (or any such rescission right has expired in accordance with applicable law), set-off, counterclaim, or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim, or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim, or defense has been asserted with respect thereto;

                  (l) To the best knowledge of the Unaffiliated Seller and each of the Originators, the Mortgaged Property is free of material damage and is in good repair, and there is no pending or threatened proceeding for the total or partial condemnation of the Mortgaged Property;

                  (m) Neither the Originators nor the Unaffiliated Seller has received a notice of default of any first mortgage loan secured by the Mortgaged Property which has not been cured by a party other than the Unaffiliated Seller;

                  (n) Each Mortgage Note and Mortgage are in substantially the forms previously provided to the Depositor and the Indenture Trustee on behalf of the Unaffiliated Seller;

                  (o) No Mortgage Loan had, at the date of origination, a CLTV in excess of 100%, and the weighted average CLTV of all Mortgage Loans as of the Initial Cut-Off Date is approximately 78.98% in Pool I and 73.43% in Pool II;

                  (p) The Mortgage Loan was not originated in a program in which the amount of documentation in the underwriting process was limited in comparison to the originator's normal documentation requirements;

                  (q) No more than the following percentages of the Mortgage Loans by Cut-Off Date Aggregate Principal Balance are secured by Mortgaged Properties located in the following states:

                                        Pool I
         ---------------------------------------------------------------------
                                                  Percentage of Cut-Off Date
                                                          Aggregate
         State                                        Principal Balance
         -------------------------------        ------------------------------

         California                                          0.12%
         Connecticut                                         1.62
         Delaware                                            2.45
         Florida                                             7.65
         Georgia                                             7.49
         Illinois                                            4.50
         Indiana                                             0.05
         Kentucky                                            0.16
         Maine                                               0.05
         Maryland                                            2.42
         Michigan                                            0.02
         Mississippi                                         0.52
         New Jersey                                         29.78
         New York                                           23.88
         North Carolina                                      1.20
         Ohio                                                1.80
         Pennsylvania                                       14.10
         South Carolina                                      0.17
         Tennessee                                           0.24
         Virginia                                            1.51
         West Virginia                                       0.24
                                                   ----------------------
                                                           100.00%
                                                   ======================

                                       Pool II
         ---------------------------------------------------------------------
                                                  Percentage of Cut-Off Date
                                                          Aggregate
         State                                        Principal Balance
         -------------------------------        ------------------------------

         Arizona                                             0.08
         Colorado                                            0.09
         Connecticut                                         2.45
         Delaware                                            1.88
         Florida                                             9.19
         Georgia                                            10.37
         Illinois                                            5.43
         Indiana                                             0.47
         Kentucky                                            0.41
         Maryland                                            1.70
         Michigan                                            0.13
         Mississippi                                         0.80
         Missouri                                            0.06
         Nebraska                                            0.37
         New Jersey                                         20.78
         New York                                           17.73
         North Carolina                                      1.75
         Ohio                                                1.98
         Pennsylvania                                       21.11
         South Carolina                                      0.45
         Tennessee                                           0.50
         Vermont                                             0.07
         Virginia                                            1.87
         West Virginia                                       0.33
                                                   ----------------------
                                                           100.00%
                                                   ======================


                  (r) The Mortgage Loans were not selected by the Unaffiliated Seller or the Originators for sale hereunder or inclusion in the Trust Estate on any basis adverse to the Trust Estate relative to the portfolio of similar mortgage loans of the Unaffiliated Seller or the Originators;

                  (s) None of the Mortgage Loans constitutes a lien on leasehold interests;

                  (t) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. To the best of the Unaffiliated Seller's and the Originators' knowledge, there is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage. The Mortgage contains customary and enforceable provisions for the acceleration of the payment of the Principal Balance of such Mortgage Loan in the event all or any part of the related Mortgaged Property is sold or otherwise transferred without the prior written consent of the holder thereof;

                  (u) The proceeds of such Mortgage Loan have been fully disbursed, including reserves set aside by the Unaffiliated Seller or the Originators, there is no requirement for, and neither the Unaffiliated Seller nor the Originators shall make any, future advances thereunder. Any future advances made prior to the applicable Cut-Off Date have been consolidated with the principal balance secured by the Mortgage, and such principal balance, as consolidated, bears a single interest rate and single repayment term reflected on the applicable Mortgage Loan Schedule. The Principal Balance as of the applicable Cut-Off Date does not exceed the original principal amount of such Mortgage Loan. Except with respect to no more than $150,000 of escrow funds, any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees, and expenses incurred in making, or recording such Mortgage Loan have been paid;

                  (v) All Mortgage Loans were originated in compliance with the Originators' Underwriting Guidelines;

                  (w) The terms of the Mortgage and the Mortgage Note have not been impaired, waived, altered, or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Indenture Trustee and which has been delivered to the Collateral Agent, on behalf of the Indenture Trustee. The substance of any such alteration or modification is or as to Subsequent Mortgage Loans will be reflected on the applicable Mortgage Loan Schedule and, to the extent necessary, has been or will be approved by (i) the insurer under the applicable mortgage title insurance policy, and (ii) the insurer under any other insurance policy required hereunder for such Mortgage Loan where such insurance policy requires approval and the failure to procure approval would impair coverage under such policy;

                  (x) No instrument of release, waiver, alteration, or modification has been executed in connection with such Mortgage Loan, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement which has been approved by the insurer under any insurance policy required hereunder for such Mortgage Loan where such policy requires approval and the failure to procure approval would impair coverage under such policy, and which is part of the Mortgage File and has been delivered to the Collateral Agent, on behalf of the Indenture Trustee, and the terms of which are reflected in the applicable Mortgage Loan Schedule;

                  (y) Other than delinquencies described in clause (e) above, there is no default, breach, violation, or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event of acceleration, and neither the Originators nor the Unaffiliated Seller has waived any such default, breach, violation or event of acceleration. All taxes, governmental assessments (including assessments payable in future installments), insurance premiums, water, sewer, and municipal charges, leaseholder payments, or ground rents which previously became due and owing in respect of or affecting the related Mortgaged Property have been paid. Neither the Originators nor the Unaffiliated Seller has advanced funds, or induced, solicited, or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage or the Mortgage Note;

                  (z) All of the improvements which were included for the purposes of determining the Appraised Value of the Mortgaged Property were completed at the time that such Mortgage Loan was originated and lie wholly within the boundaries and building restriction lines of such Mortgaged Property. Except for de minimis encroachments, no improvements on adjoining properties encroach upon the Mortgaged Property. To the best of the Unaffiliated Seller's and the Originators' knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. All inspections, licenses, and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property (including all such improvements which were included for the purpose of determining such Appraised Value) and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriters certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

                  (aa) To the best of the Unaffiliated Seller's and the Originators' knowledge, there do not exist any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, the Mortgagor, or the Mortgagor's credit standing that can be reasonably expected to cause such Mortgage Loan to become delinquent or adversely affect the value or marketability of such Mortgage Loan, other than any such circumstances or conditions permitted under the Originator's Underwriting Guidelines;

                  (bb) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located and (ii)
         (A) organized under the laws of such state, (B) qualified to do business in such state, (C) federal savings and loan associations or national banks having principal offices in such state, (D) not doing business in such state, or (E) not required to qualify to do business in such state;

                  (cc) The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and except that the equitable remedy of specific performance and other equitable remedies are subject to the discretion of the courts. All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and convey the estate therein purported to be conveyed, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties or pursuant to a valid power-of-attorney that has been recorded with the Mortgage;

                  (dd) The transfer of the Mortgage Note and the Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Depositor all right, title, and interest of the Unaffiliated Seller and the Originators thereto as note holder and mortgagee or (ii) to grant to the Depositor the security interest referred to in Section 6.07 hereof. The Mortgage has been duly assigned and the Mortgage Note has been duly endorsed. The Assignment of Mortgage delivered to the Collateral Agent, on behalf of the Indenture Trustee, pursuant to Section 2.04(a)(iv) of the Sale and Servicing

         Agreement is in recordable form and is acceptable for recording under the laws of the applicable jurisdiction. The endorsement of the Mortgage Note, the delivery to the Collateral Agent, on behalf of the Indenture Trustee, of the endorsed Mortgage Note, and such Assignment of Mortgage, and the delivery of such Assignment of Mortgage for recording to, and the due recording of such Assignment of Mortgage in, the appropriate public recording office in the jurisdiction in which the Mortgaged Property is located are sufficient to permit the Indenture Trustee to avail itself of all protection available under applicable law against the claims of any present or future creditors of the Unaffiliated Seller and the Originators, and are sufficient to prevent any other sale, transfer, assignment, pledge, or hypothecation of the Mortgage Note and Mortgage by the Unaffiliated Seller or the Originators from being enforceable;

                  (ee) Any and all requirements of any federal, state, or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, or disclosure laws applicable to such Mortgage Loan have been complied with, and the Servicer shall maintain in its possession, available for the Indenture Trustee's inspection, and shall deliver to the Indenture Trustee or its designee upon demand, evidence of compliance with all such requirements. The consummation of the transactions contemplated by this Agreement will not cause the violation of any such laws;

                  (ff) Such Mortgage Loan is covered by an ALTA mortgage title insurance policy or such other generally used and acceptable form of policy, issued by and the valid and binding obligation of a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Unaffiliated Seller, and its successors and assigns, as to the first or second priority lien, as applicable, of the Mortgage in the original principal amount of such Mortgage Loan. The assignment to the Indenture Trustee of the Unaffiliated Seller's interest in such mortgage title insurance policy does not require the consent of or notification to the insurer. Such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and none of the Unaffiliated Seller, the Originators nor any prior holder of the Mortgage has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy;

                  (gg) All improvements upon the Mortgaged Property are insured against loss by fire, hazards of extended coverage, and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Section 3.05 hereof. If the Mortgaged Property at origination was located in an area identified on a flood hazard boundary map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), such Mortgaged Property was covered by flood insurance at origination. Each individual insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Indenture Trustee upon the consummation of the transactions contemplated by this Agreement, and contain a standard mortgage clause naming the originator of such Mortgage Loan, and its successors and assigns, as mortgagee and loss payee. All premiums thereon have been paid. The Mortgage obligates the Mortgagor to maintain all such insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor, and none of the Unaffiliated Seller, the related Originator or any prior holder of the Mortgage has acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect, and enforceability thereof;

                  (hh) If the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, as no fees or expenses are or will become payable by the trustee or the Noteholders to the Indenture Trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

                  (ii) The Mortgaged Property consists of one or more parcels of real property separately assessed for tax purposes. To the extent there is erected thereon a detached or an attached one-family residence or a detached two-to six-family dwelling, or an individual condominium unit in a low-rise condominium, or an individual unit in a planned unit development, or a commercial property, a mobile home, or a mixed use or multiple purpose property, such residence, dwelling or unit is not (i) a unit in a cooperative apartment, (ii) a property constituting part of a syndication, (iii) a time share unit, (iv) a property held in trust,
         (v) a manufactured dwelling, (vi) a log-constructed home, or (vii) a recreational vehicle;

                  (jj) There exist no material deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made or which the Unaffiliated Seller or the related Originator expects not to be cured, and no escrow deposits or payments of other charges or payments due the Unaffiliated Seller have been capitalized under the Mortgage or the Mortgage Note;

                  (kk) Such Mortgage Loan was not originated at a below market interest rate. Such Mortgage Loan does not have a shared appreciation feature, or other contingent interest feature;

                  (ll) The origination and collection practices used by the Unaffiliated Seller, the Originators or the Servicer with respect to such Mortgage Loan have been in all respects legal, proper, prudent, and customary in the mortgage origination and servicing business;

                  (mm) The Mortgagor has, to the extent required by applicable law, executed a statement to the effect that the Mortgagor has received all disclosure materials, if any, required by applicable law with respect to the making of fixed-rate mortgage loans. The Servicer shall maintain or cause to be maintained such statement in the Mortgage File;

                  (nn) All amounts received by the Unaffiliated Seller or the Originators with respect to such Mortgage Loan after the applicable Cut-Off Date and required to be deposited in the related Distribution Account have been so deposited in the related Distribution Account and are, as of the Closing Date, or will be as of the Subsequent Transfer Date, as applicable, in the related Distribution Account;

                  (oo) The appraisal report with respect to the Mortgaged Property contained in the Mortgage File was signed prior to the approval of the application for such Mortgage Loan by a qualified appraiser, duly appointed by the originator of such Mortgage Loan, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof and whose compensation is not affected by the approval or disapproval of such application;

                  (pp) When measured by the Cut-Off Date Aggregate Principal Balance, the Mortgagors with respect to at least 93.20% of the Mortgage Loans in Pool I and 86.76% of the Mortgage Loans in Pool II, represented at the time of origination that the Mortgagor would occupy the Mortgaged Property as the Mortgagor's primary residence;

                  (qq) Each of the Originators and the Unaffiliated Seller has no knowledge with respect to the Mortgaged Property of any governmental or regulatory action or third party claim made, instituted or threatened in writing relating to a violation of any applicable federal, state or local environmental law, statute, ordinance, regulation, order, decree or standard;

                  (rr) [Reserved];

                  (ss) With respect to second lien Mortgage Loans:

                           (i) the Unaffiliated Seller and the Originators have
                  no knowledge that the Mortgagor has received notice from the holder of the prior mortgage that such prior mortgage is in default,

                           (ii) no consent from the holder of the prior mortgage
                  is needed for the creation of the second lien Mortgage or, if required, has been obtained and is in the related Mortgage File,

                           (iii) if the prior mortgage has a negative
                  amortization, the CLTV was determined using the maximum loan amount of such prior mortgage,

                           (iv) the related first mortgage loan encumbering the
                  related Mortgaged Property does not have a mandatory future advance provision, and

                           (v) the Mortgage Loans conform in all material
                  respects to the description thereof in the Prospectus Supplement.

                  (tt) Each of the Originators and the Unaffiliated Seller further represents and warrants to the Indenture Trustee, the Note Insurer and the Noteholders that as of the Subsequent Cut-Off Date all representations and warranties set forth in clauses (a) through (ss) above will be correct in all material respects as to each Subsequent Mortgage Loan, and the representations so made in this subsection (tt) as to the following matters will be deemed to be correct if: (i) each Subsequent Mortgage Loan may not be thirty (30) or more days contractually delinquent as of the related Subsequent Cut-Off Date; (ii) the original term to maturity of such Subsequent Mortgage Loan may not exceed 360 months for Pool I and 360 months for Pool II;
         (iii) such Subsequent Mortgage Loan must have a mortgage interest rate of at least 7.75% for Pool I and 7.00% for Pool II; (iv) the purchase of the Subsequent Mortgage Loans is consented to by the Note Insurer and the Rating Agencies, notwithstanding the fact that the Subsequent Mortgage Loans meet the parameters stated herein; (v) the principal balance of any such Subsequent Mortgage Loan may not exceed $240,000.00 for Pool I and $340,000.00 for Pool II; (vi) no more than 13.50% for Pool I and 30.00% for Pool II of the aggregate principal balance of such Subsequent Mortgage Loans may be Second Liens; (vii) no such Subsequent Mortgage Loan shall have a CLTV of more than (a) for consumer purpose loans, 91.75% for Pool I and 90.25% for Pool II, and
         (b) for business purpose loans, 75% for Pool I and 78% for Pool II;
         (viii) no more than 40% for Pool I and 55% for Pool II of such Subsequent Mortgage Loans may be Balloon Loans; (ix) no more than 6% for Pool I and 13% for Pool II of such Subsequent Mortgage Loans may be secured by mixed-use properties, commercial properties, or five or more unit multifamily properties; and (x) following the purchase of such Subsequent Mortgage Loans by the Trust, the Mortgage Loans (including the Subsequent Mortgage Loans), (a) will have a weighted average mortgage interest rate, (I) for consumer purpose loans, of at least 10.25% for Pool I and 10.50% for Pool II and (II) for business purpose loans, of at least 15.75% for Pool I and 15.75% for Pool II; and (b) will have a weighted average CLTV of not more than (I) for consumer purpose loans, 80% for Pool I and 75% for Pool II, and (II) for business purpose loans, 62% for Pool I and 62% for Pool II.

                  (uu) To the best of the Unaffiliated Seller's and the Originators' knowledge, no error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

                  (vv) Each Mortgaged Property is in compliance with all environmental laws, ordinances, rules, regulations and orders of federal, state or governmental authorities relating thereto. No hazardous material has been or is incorporated in, stored on or under, released from, treated on, transported to or from, or disposed of on or from, any Mortgaged Property such that, under applicable law (A) any such hazardous material would be required to be eliminated before the Mortgaged Property could be altered, renovated, demolished or transferred, or (B) the owner of the Mortgaged Property, or the holder of a security interest therein, could be subjected to liability for the removal of such hazardous material or the elimination of the hazard created thereby. Neither the Unaffiliated Seller nor any Mortgagor has received notification from any federal, state or other governmental authority relating to any hazardous materials on or affecting the Mortgaged Property or to any potential or known liability under any environmental law arising from the ownership or operation of the Mortgaged Property. For the purposes of this subsection, the term "hazardous materials" shall include, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, asbestos or any material containing asbestos, lead, lead-based paint and any other substance or material as may be defined as a hazardous or toxic substance by any federal, state or local environmental law, ordinance, rule, regulation or order, including, without limitation, CERCLA, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act, the Toxic Substances Control Act and any regulations promulgated pursuant thereto; and

                  (ww) With respect to any business purpose loan, the related Mortgage Note contains an acceleration clause, accelerating the maturity date under the Mortgage Note to the date the individual guarantying such loan becomes subject to any bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally.

         Section 3.04 Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Unaffiliated Seller, as of the date of execution of this Agreement and the Closing Date, that:

                  (a) The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

                  (b) The Depositor has the corporate power and authority to purchase each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all the transactions contemplated by this Agreement;

                  (c) This Agreement has been duly and validly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery hereof by the Unaffiliated Seller and the Originators, constitutes the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except such as have been made on or prior to the Closing Date;

                  (e) The Depositor has filed or will file the Prospectus and Prospectus Supplement with the Commission in accordance with Rule 424(b) under the Securities Act; and

                  (f) None of the execution and delivery of this Agreement, the purchase of the Mortgage Loans from the Unaffiliated Seller, the consummation of the other transactions contemplated hereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with the charter or bylaws of the Depositor or conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under, any term, condition or provision of any indenture, deed of trust, contract or other agreement or other instrument to which the Depositor is a party or by which it is bound and which is material to the Depositor, or (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree of any court or governmental authority having jurisdiction over the Depositor.

         Section 3.05 Repurchase Obligation for Defective Documentation and for Breach of a Representation or Warranty. (a) Each of the representations and warranties contained in Sections 3.01, 3.02 and 3.03 shall survive the purchase by the Depositor of the Mortgage Loans, the subsequent transfer thereof by the Depositor to the Trust and the subsequent pledge thereof by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement, the Sale and Servicing Agreement or the Indenture.

         (b) With respect to any representation or warranty contained in Sections 3.01 or 3.03 hereof that is made to the best of the Originators' knowledge or contained in Sections 3.02 or 3.03 hereof that is made to the best of the Unaffiliated Seller's knowledge, if it is discovered by the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, the Depositor, the
Note Insurer or any Noteholder that the substance of such representation and warranty was inaccurate as of the Closing Date or the Subsequent Transfer Date, as applicable, and such inaccuracy materially and adversely affects the value of the related Mortgage Loan, then notwithstanding the Originators' or the Unaffiliated Seller's lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made, such inaccuracy shall be deemed a breach of the applicable representation or warranty. Upon discovery by the Originators, the Unaffiliated Seller, the Servicer, any Subservicer, the Indenture Trustee, the Collateral Agent, the Note Insurer, the Depositor or any Noteholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Noteholders, or which materially and adversely affects the interests of the
Note Insurer or the Noteholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Originators' or the Unaffiliated Seller's best knowledge), the party discovering such breach shall give, pursuant to this Section 3.05(b) and pursuant to Section
4.02 of the Sale and Servicing Agreement, prompt written notice to the others. Subject to the next to last paragraph of this Section 3.05(b), within sixty (60) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Unaffiliated Seller and the Originators shall
(a) promptly cure such breach in all material respects, or (b) purchase such Mortgage Loan at a purchase price equal to the Loan Repurchase Price, or (c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans. Any such substitution shall be accompanied by payment by the Unaffiliated Seller of the Substitution Adjustment, if any, to be deposited in the related Distribution Account pursuant to the Sale and Servicing Agreement.

         The Originators shall cooperate with the Unaffiliated Seller to cure any breach and shall reimburse the Unaffiliated Seller for the costs and expenses related to any cure, substitution (including any Substitution Adjustment) or repurchase incurred by the Unaffiliated Seller pursuant to this
Section 3.05.

         (c) As to any Deleted Mortgage Loan for which the Unaffiliated Seller or an Originator substitutes a Qualified Substitute Mortgage Loan or Loans, the Unaffiliated Seller or such Originator shall effect such substitution by delivering to the Indenture Trustee and the Collateral Agent, a certification in the form attached to the Sale and Servicing Agreement as Exhibit H, executed by a Servicing Officer and the documents described in Section 2.05(a) of the Sale and Servicing Agreement for such Qualified Substitute Mortgage Loan or Loans. Pursuant to the Sale and Servicing Agreement, upon receipt by the Indenture Trustee and the Collateral Agent of a certification of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt by the Collateral Agent, on behalf of the Indenture Trustee of the related Mortgage File, and the deposit of certain amounts in the related Distribution Account pursuant to Section 2.07(b) of the Sale and Servicing Agreement (which certification shall be in the form of Exhibit H to the Sale and Servicing Agreement), the Collateral Agent, on behalf of the Indenture Trustee, shall be required to release to the Servicer for release to the Unaffiliated Seller the related Indenture Trustee's Mortgage File and shall be required to execute, without recourse, and deliver such instruments of transfer furnished by the Unaffiliated Seller as may be necessary to transfer such Mortgage Loan to the Unaffiliated Seller or such Originator.

         (d) Pursuant to the Sale and Servicing Agreement, the Servicer shall deposit in the related Distribution Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Unaffiliated Seller. The Trust will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Unaffiliated Seller shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. Pursuant to the Sale and Servicing Agreement, the Servicer shall be required to give written notice to the Indenture Trustee, the Collateral Agent and the Note Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of the Sale and Servicing Agreement and the substitution of the Qualified Substitute Mortgage Loan. The parties hereto agree to amend the Mortgage Loan Schedule accordingly. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of the Indenture, the Sale and Servicing Agreement and this Agreement in all respects, and the Unaffiliated Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties set forth in Sections 3.02 and 3.03 herein. On the date of such substitution, the Unaffiliated Seller will remit to the Servicer and, pursuant to the Sale and Servicing Agreement, the Servicer will deposit into the related Distribution Account, an amount equal to the Substitution Adjustment, if any.

         (e) [Reserved];

         (f) It is understood and agreed that the obligations of the Unaffiliated Seller and the Originator set forth in Section 2.06 and this
Section 3.05 to cure, purchase or substitute for a defective Mortgage Loan as provided in Section 2.06 and this Section 3.05 constitute the sole remedies of the Depositor, the Indenture Trustee, the Note Insurer and the Noteholders respecting a breach of the foregoing representations and warranties.

         (g) The Unaffiliated Seller and the Originator shall be obligated to indemnify the Indenture Trustee, the Trust, the Owner Trustee, the Collateral Agent, the Noteholders and the Note Insurer (in their individual and trust capacities) and their successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against any Indemnified Party in any way relating to or arising out of a breach of the Unaffiliated Seller or the related Originator of the representations or warranties herein. The indemnities contained in this Section 3.05 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement.

         (h) Each of the Originators and the Unaffiliated Seller shall be jointly and severally responsible for any repurchase, cure or substitution obligation of any of the Originators or the Unaffiliated Seller under this Agreement, the Indenture and the Sale and Servicing Agreement.

         (i) Any cause of action against the Unaffiliated Seller or an Originator relating to or arising out of the breach of any representations and warranties or covenants made in Sections 2.06, 3.02 or 3.03 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by any party and notice thereof to the Unaffiliated Seller or such Originator, (ii) failure by the Unaffiliated Seller or such Originator to cure such breach or purchase or substitute such Mortgage Loan as specified above, and (iii) demand upon the Unaffiliated Seller or such Originator by the Indenture Trustee for all amounts payable in respect of such Mortgage Loan.

                                   ARTICLE IV

                             THE UNAFFILIATED SELLER

         Section 4.01 Covenants of the Originators and the Unaffiliated Seller. Each of the Originators and the Unaffiliated Seller covenants to the Depositor as follows:

                  (a) The Originators and the Unaffiliated Seller shall cooperate with the Depositor and the firm of independent certified public accountants retained with respect to the issuance of the Notes in making available all information and taking all steps reasonably necessary to permit the accountants' letters required hereunder to be delivered within the times set for delivery herein.

                  (b) The Unaffiliated Seller agrees to satisfy or cause to be satisfied on or prior to the Closing Date, all of the conditions to the Depositor's obligations set forth in Section 5.01 hereof that are within the Unaffiliated Seller's (or its agents') control.

         (c) The Originators and the Unaffiliated Seller hereby agree to do all acts, transactions, and things and to execute and deliver all agreements, documents, instruments, and papers by and on behalf of the Originators or the Unaffiliated Seller as the Depositor or its counsel may reasonably request in order to consummate the transfer of the Mortgage Loans to the Depositor and the subsequent transfer thereof to the Indenture Trustee, and the rating, issuance and sale of the Notes.

         Section 4.02 Merger or Consolidation. Each of the Originators and the Unaffiliated Seller will keep in full effect its existence, rights and franchises as a corporation and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement. Any Person into which any of the Originators or the Unaffiliated Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Originators or the Unaffiliated Seller shall be a party, or any Person succeeding to the business of the Originators or the Unaffiliated Seller, shall be approved by the Note Insurer which approval shall not be unreasonably withheld. If the approval of the Note Insurer is not required, the successor shall be an established mortgage loan servicing institution that is a Permitted Transferee and in all events shall be the successor of the Originators or the Unaffiliated Seller without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Originators and the Unaffiliated Seller shall send notice of any such merger or consolidation to the Indenture Trustee and the Note Insurer.

         Section 4.03 Costs. In connection with the transactions contemplated under this Agreement, the Trust Agreement, the Indenture and the Sale and Servicing Agreement, the Unaffiliated Seller shall promptly pay (or shall promptly reimburse the Depositor to the extent that the Depositor shall have paid or otherwise incurred): (a) the fees and disbursements of the Depositor's, the Unaffiliated Seller's and the Originators' counsel; (b) the fees of S&P and Moody's; (c) any of the fees of the Indenture Trustee and the fees and disbursements of the Indenture Trustee's counsel; (d) any of the fees of the Owner Trustee and the fees and disbursements of the Owner Trustee's counsel; (e) expenses incurred in connection with printing the Prospectus, the Prospectus Supplement, any amendment or supplement thereto, any preliminary prospectus and the Notes; (f) fees and expenses relating to the filing of documents with the Commission (including without limitation periodic reports under the Exchange
Act); (g) the shelf registration amortization fee of 0.04% of the Note Principal Balance of the Notes on the Closing Date, paid in connection with the issuance of Notes; (h) the fees and disbursements for Deloitte & Touche LLP, accountants for the Originators; and (i) all of the initial expenses (not to exceed $75,000) of the Note Insurer including, without limitation, legal fees and expenses, accountant fees and expenses and expenses in connection with due diligence conducted on the Mortgage Files but not including the initial premium paid to the Note Insurer. For the avoidance of doubt, the parties hereto acknowledge that it is the intention of the parties that the Depositor shall not pay any of the Indenture Trustee's or Owner Trustee's fees and expenses in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture and the Sale and Servicing Agreement. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expenses.

         Section 4.04 Indemnification. (a) The Originators and the Unaffiliated Seller, jointly and severally, agree

                  (i) to indemnify and hold harmless the Depositor, each of its directors, each of its officers who have signed the Registration Statement, and each of its directors and each person or entity who controls the Depositor or any such person, within the meaning of
         Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Depositor or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Depositor and each such controlling person for any legal or other expenses incurred by the Depositor or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Prospectus Supplement or any amendment or supplement to the Prospectus Supplement approved in writing by the Originators or the Unaffiliated Seller, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information contained in the Prospectus Supplement referred to in Section 3.01(d). This indemnity agreement will be in addition to any liability which the Originators and the Unaffiliated Seller may otherwise have; and

                  (ii) to indemnify and to hold the Depositor harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Depositor may sustain in any way related to the failure of any of the Originators or the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement. The Originators or the Unaffiliated Seller shall immediately notify the Depositor if a claim is made by a third party with respect to this Agreement, and the Originators or the Unaffiliated Seller shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Depositor in respect of such claim. Pursuant to the Indenture, the Indenture Trustee shall reimburse the Unaffiliated Seller in accordance with the Indenture for all amounts advanced by the Unaffiliated Seller pursuant to the preceding sentence except when the claim relates directly to the failure of the Unaffiliated Seller to perform its duties in compliance with the terms of this Agreement.

         (b) The Depositor agrees to indemnify and hold harmless each of the Originators and the Unaffiliated Seller, each of their respective directors and each person or entity who controls the Originators or the Unaffiliated Seller or any such person, within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint and several, to which the Originators or the Unaffiliated Seller or any such person or entity may become subject, under the Securities Act or otherwise, and will reimburse the Originators and the Unaffiliated Seller and any such director or controlling person for any legal or other expenses incurred by such party or any such director or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, the Prospectus Supplement, any amendment or supplement to the Prospectus or the Prospectus Supplement or the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission relating to the information set forth in subsection (a)(i) of this Section 4.04; provided, however, that in no event shall the Depositor be liable to the Unaffiliated Seller under this paragraph (b) in an amount in excess of the Depositor's resale profit or the underwriting fee on the sale of the Notes. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section
4.04 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4.04, notify the indemnifying party in writing of the commencement thereof, but the omission to so notify the indemnifying party will not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party hereunder except to the extent such indemnifying party has been prejudiced thereby. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. After notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 4.04 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. The indemnifying party shall not be liable for the expenses of more than one separate counsel.

         (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in the preceding parts of this Section 4.04 is for any reason held to be unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or subsection (b) of this Section 4.04 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) subject to the limits set forth in subsection (a) and subsection (b) of this Section 4.04; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. In determining the amount of contribution to which the respective parties are entitled, there shall be considered the relative benefits received by the Originators and the Unaffiliated Seller on the one hand, and the Depositor on the other, the Originators', the Unaffiliated Seller's and the Depositor's relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, and any other equitable considerations appropriate in the circumstances. The Originators, the Unaffiliated Seller and the Depositor agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation. For purposes of this Section 4.04, each director of the Depositor, each officer of the Depositor who signed the Registration Statement, and each person, if any who controls the Depositor within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Depositor, and each director of the Originators or the Unaffiliated Seller, and each person, if any who controls the Originators or the Unaffiliated Seller within the meaning of Section 15 of the Securities Act, shall have the same rights to contribution as the Originators and the Unaffiliated Seller.

                                    ARTICLE V

                              CONDITIONS OF CLOSING

         Section 5.01 Conditions of Depositor's Obligations. The obligations of the Depositor to purchase the Mortgage Loans will be subject to the satisfaction on the Closing Date of the following conditions. Upon payment of the purchase price for the Mortgage Loans, such conditions shall be deemed satisfied or waived.

                  (a) Each of the obligations of the Unaffiliated Seller required to be performed by it on or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Unaffiliated Seller and the Originators under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement, and the Depositor shall have received a certificate to the effect of the foregoing signed by an authorized officer of the Unaffiliated Seller and the Originators.

                  (b) The Depositor shall have received a letter dated the date of this Agreement, in form and substance acceptable to the Depositor and its counsel, prepared by Deloitte & Touche LLP, independent certified public accountants, regarding the numerical information contained in the Prospectus Supplement including, but not limited to the information under the captions "Prepayment and Yield Considerations" and "The Mortgage Loan Pools" regarding any numerical information in any marketing materials relating to the Notes and regarding any other information as reasonably requested by the Depositor.

                  (c) The Mortgage Loans will be acceptable to the Depositor, in its sole reasonable discretion.

                  (d) The Depositor shall have received the following additional closing documents, in form and substance reasonably satisfactory to the Depositor and its counsel:

                           (i) the Mortgage Loan Schedule;

                           (ii) this Agreement, the Sale and Servicing
                  Agreement, the Indenture, the Trust Agreement, and the Underwriting Agreement dated as of March 11, 1999 between the Depositor and Prudential Securities Incorporated and all documents required thereunder, duly executed and delivered by each of the parties thereto other than the Depositor;

                           (iii) officer's certificates of an officer of each of
                  the Originators and the Unaffiliated Seller, dated as of the Closing Date, and attached thereto resolutions of the board of directors and a copy of the charter and by-laws;

                           (iv) copy of each of the Originators and the
                  Unaffiliated Seller's charter and all amendments, revisions, and supplements thereof, certified by a secretary of each entity;

                           (v) an opinion of the counsel for the Originators and
                  the Unaffiliated Seller as to various corporate matters in a form acceptable to the Depositor, its counsel, the Note Insurer, S&P and Moody's (it being agreed that the opinion shall expressly provide that the Indenture Trustee shall be entitled to rely on the opinion);

                           (vi) opinions of counsel for the Unaffiliated Seller,
                  in forms acceptable to the Depositor, its counsel, the Note Insurer, S&P and Moody's as to such matters as shall be required for the assignment of a rating to the Notes of "AAA" by S&P, and "Aaa" by Moody's (it being agreed that such opinions shall expressly provide that the Indenture Trustee shall be entitled to rely on such opinions);

                           (vii) a letter from Moody's that it has assigned a
                  rating of "Aaa" to the Notes;

                           (viii) a letter from S&P that it has assigned a
                  rating of "AAA" to the Notes;

                           (ix) an opinion of counsel for the Indenture Trustee
                  in form and substance acceptable to the Depositor, its counsel, the Note Insurer, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                           (x) an opinion of counsel for the Owner Trustee in
                  form and substance acceptable to the Depositor, its counsel, the Note Insurer, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion);

                           (xi) an opinion or opinions of counsel for the
                  Servicer, in form and substance acceptable to the Depositor, its counsel, the Note Insurer, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion); and

                           (xii) an opinion or opinions of counsel for the Note
                  Insurer, in each case in form and substance acceptable to the Depositor, its counsel, Moody's and S&P (it being agreed that the opinion shall expressly provide that the Unaffiliated Seller shall be entitled to rely on the opinion).

                  (e) The Note Insurance Policy shall have been duly executed, delivered and issued with respect to the Notes.

                  (f) All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Depositor and its counsel.

                  (g) The Unaffiliated Seller shall have furnished the Depositor with such other certificates of its officers or others and such other documents or opinions as the Depositor or its counsel may reasonably request.

         Section 5.02 Conditions of Unaffiliated Seller's Obligations. The obligations of the Unaffiliated Seller under this Agreement shall be subject to the satisfaction, on the Closing Date, of the following conditions:

                  (a) Each of the obligations of the Depositor required to be performed by it at or prior to the Closing Date pursuant to the terms of this Agreement shall have been duly performed and complied with and all of the representations and warranties of the Depositor contained in this Agreement shall be true and correct as of the Closing Date and the Unaffiliated Seller shall have received a certificate to that effect signed by an authorized officer of the Depositor.

                  (b) The Unaffiliated Seller shall have received the following additional documents:

                           (i) this Agreement and the Sale and Servicing
                  Agreement, and all documents required thereunder, in each case executed by the Depositor as applicable; and

                           (ii) a copy of a letter from Moody's to the Depositor
                  to the effect that it has assigned a rating of "Aaa" to the Notes and a copy of a letter from S&P to the Depositor to the effect that it has assigned a rating of "AAA" to the Notes.

                           (iii) an opinion of counsel for the Indenture Trustee
                  in form and substance acceptable to the Unaffiliated Seller and its counsel;

                           (iv) an opinion of counsel for the Owner Trustee in
                  form and substance acceptable to the Unaffiliated Seller and its counsel;

                           (v) an opinion of counsel for the Note Insurer in
                  form and substance acceptable to the Unaffiliated Seller and its counsel;

                           (vi) an opinion of the counsel for the Depositor as
                  to securities and tax matters; and

                           (vii) an opinion of the counsel for the Depositor as
                  to true sale matters.

                  (c) The Depositor shall have furnished the Unaffiliated Seller with such other certificates of its officers or others and such other documents to evidence fulfillment of the conditions set forth in this Agreement as the Unaffiliated Seller may reasonably request.

         Section 5.03 Termination of Depositor's Obligations. The Depositor may terminate its obligations hereunder by notice to the Unaffiliated Seller at any time before delivery of and payment of the purchase price for the Mortgage Loans if: (a) any of the conditions set forth in Section 5.01 are not satisfied when and as provided therein; (b) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller, or for the winding up or liquidation of the affairs of the Unaffiliated Seller; (c) there shall have been the consent by the Unaffiliated Seller to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Unaffiliated Seller or of or relating to substantially all of the property of the Unaffiliated Seller; (d) any purchase and assumption agreement with respect to the Unaffiliated Seller or the assets and properties of the Unaffiliated Seller shall have been entered into; or (e) a Termination Event shall have occurred. The termination of the Depositor's obligations hereunder shall not terminate the Depositor's rights hereunder or its right to exercise any remedy available to it at law or in equity.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.01 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by telex or telegraph and confirmed by a similar mailed writing, if to the Depositor, addressed to the Depositor at Prudential Securities Secured Financing Corporation, One New York Plaza, 14th Floor, New York, New York 10292,
Attention: Managing Director - Asset Backed Finance Group, or to such other address as the Depositor may designate in writing to the Unaffiliated Seller and the Originators and if to the Unaffiliated Seller or an Originator, addressed to the Unaffiliated Seller or such Originator at Balapointe Office Centre, 111 Presidential Boulevard, Suite 127, Bala Cynwyd, Pennsylvania 19004, Attention:
Mr. Anthony Santilli, Jr., or to such other address as the Unaffiliated Seller or such Originator may designate in writing to the Depositor.

         Section 6.02 Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         Section 6.03 Agreement of Unaffiliated Seller. The Unaffiliated Seller agrees to execute and deliver such instruments and take such actions as the Depositor may, from time to time, reasonably request in order to effectuate the purpose and to carry out the terms of this Agreement.

         Section 6.04 Survival. The parties to this Agreement agree that the representations, warranties and agreements made by each of them herein and in any Note or other instrument delivered pursuant hereto shall be deemed to be relied upon by the other party hereto, notwithstanding any investigation heretofore or hereafter made by such other party or on such other party's behalf, and that the representations, warranties and agreements made by the parties hereto in this Agreement or in any such certificate or other instrument shall survive the delivery of and payment for the Mortgage Loans.

         Section 6.05 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 6.06 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Except as expressly permitted by the terms hereof, this Agreement may not be assigned, pledged or hypothecated by any party hereto to a third party without the written consent of the other party to this Agreement and the Note Insurer; provided, however, that the Depositor may assign its rights hereunder without the consent of the Unaffiliated Seller.

         Section 6.07 Confirmation of Intent; Grant of Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Originators to the Unaffiliated Seller as contemplated by this Unaffiliated Seller's Agreement be, and be treated for all purposes as, a sale of the Mortgage Loans and that the conveyance of the Mortgage Loans by the Unaffiliated Seller to the Depositor as contemplated by this Unaffiliated Seller's Agreement be, and be treated for accounting purposes as, a sale of the Mortgage Loans. It is, further, not the intention of the parties that any such conveyance be deemed a pledge of the Mortgage Loans by the Originators to the Unaffiliated Seller or by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Originators or the Unaffiliated Seller, as the case may be. However, in the event that, notwithstanding the intent of the parties, the Mortgage Loans are held to continue to be property of the Originators or the Unaffiliated Seller then (a) this Unaffiliated

Seller's Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code; (b) the transfer of the Mortgage Loans provided for herein shall be deemed to be a grant by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor of a security interest in all of such parties' right, title and interest in and to the Mortgage Loans and all amounts payable on the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (c) the possession by the Depositor (or its assignee) of Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositor (or its assignee) for the purpose of perfecting such security interest under applicable law. Any assignment of the interest of the Depositor pursuant to any provision hereof shall also be deemed to be an assignment of any security interest created hereby. The Originators, the Unaffiliated Seller and the Depositor shall, to the extent consistent with this Unaffiliated Seller's Agreement, take such actions as may be necessary to ensure that, if this Unaffiliated Seller's Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

         Section 6.08 Miscellaneous. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof.

         Section 6.09 Amendments. (a) This Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor by written agreement, upon the prior written consent of the Note Insurer, without notice to or consent of the Noteholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder; and provided, further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note, or change the rights or obligations of any other party hereto without the consent of such party.

         (b) This Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor with the consent of the Note Insurer, the Majority Noteholders and the Holders of the majority of the Percentage Interest in the Trust Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Note without the consent of the Holder of such Note or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Notes affected thereby.

         (c) It shall not be necessary for the consent of Holders under this
Section 6.09 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

         Section 6.10 Third-Party Beneficiaries. The parties agree that each of the Trust, the Owner Trustee, the Note Insurer and the Indenture Trustee is an intended third-party beneficiary of this Agreement to the extent necessary to enforce the rights and to obtain the benefit of the remedies of the Depositor under this Agreement which are assigned to the Trust and then to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, pursuant to the Sale and Servicing Agreement and the Indenture, respectively, and to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller under Section 4.01 and 4.04(a)(ii) of this Agreement. The parties further agree that Prudential Securities Incorporated and each of its directors and each person or entity who controls Prudential Securities Incorporated or any such person, within the meaning of Section 15 of the Securities Act (each, an "Underwriter Entity") is an intended third-party beneficiary of this Agreement to the extent necessary to obtain the benefit of the enforcement of the obligations and covenants of the Unaffiliated Seller with respect to each Underwriter Entity under Section 4.04(a)(i) of this Agreement.

         Section 6.11 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

         (b) THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 6.01 OF THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAIL, POSTAGE PREPAID. THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT EITHER'S RIGHT TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

         (c) THE ORIGINATORS, THE DEPOSITOR AND THE UNAFFILIATED SELLER EACH HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         Section 6.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties to this Unaffiliated Seller's Agreement have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                        PRUDENTIAL SECURITIES SECURED
                                           FINANCING CORPORATION

                                        By: ___________________________________
                                            Name:
                                            Title:


                                        ABFS 1999-1, INC.

                                        By: ___________________________________
                                            Name:
                                            Title:


                                        AMERICAN BUSINESS CREDIT, INC.

                                        By: ___________________________________
                                            Name:
                                            Title:


                                        HOMEAMERICAN CREDIT, INC., D/B/A
                                           UPLAND MORTGAGE

                                        By: ___________________________________
                                            Name:
                                            Title:


                                        NEW JERSEY MORTGAGE AND INVESTMENT CORP.

                                        By: ___________________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

     10307 WILLIAM J. SOEDER JR.                                       $200,000              $199,462.48           1
     10309 STEPHEN S. SCHILDE                                           $20,000               $19,963.48           1
     10326 H. & M. TOOL  AND MACHINE                                   $150,000              $150,000.00           1
     10330 CLASSIC MARINE, INC.                                         $20,000               $19,990.66           1
     10334 CHERYL L. PAGE                                               $90,000               $90,000.00           1
     10336 SW AUTO REPAIR CORP.                                         $92,000               $91,630.15           1
     10339 FREEWAY TAVERN, INC                                         $100,000              $100,000.00           1
     10342 WILLIAM C. MEHAFFEY                                         $110,000              $109,997.51           1
     10349 PAUL J. EGBERT                                               $85,000               $84,620.52           1
     10350 CLINTON AVENUE BEAUTY SUP                                    $13,000               $12,959.11           1
     10355 CHARLES ROBERT WALLS                                        $195,000              $194,419.69           1
     10373 MILLENNIUM INTERNATIONAL                                    $112,000              $112,000.00           1
     10377 REGAL PUBLISHING CORP.                                       $93,000               $93,000.00           1
     10379 BRANDYWINE INN, INC.                                         $16,000               $16,000.00           1
     10383 HARVEY'S DELIVERY SERVICE                                   $100,000              $100,000.00           1
     10397 ROBERT G. MELLINGER                                          $80,000               $80,000.00           1
     10410 FREDERICK D. SAMS                                            $80,000               $80,000.00           1
     10411 IMPERIAL PROPERTIES OF SA                                   $120,000              $120,000.00           1
     10413 JERALD A. SIMON                                              $95,000               $95,000.00           1
     10415 JAMES L. THOMPSON                                           $120,000              $120,000.00           1
     10419 WILLIAMS FUNERAL HOME P.A                                   $143,000              $143,000.00           1
     10422 JIM CHAMBERS POWER EQUIPM                                   $120,000              $120,000.00           1
     10425 CHARLES L. ROBINSON SR.                                     $120,000              $120,000.00           1
     10426 ROSSIE LACEY                                                 $10,000               $10,000.00           1
   8882106 WORLD FAMOUS RESTAURANT,                                    $203,000              $202,976.75           1
   8882109 PAUL HOWIESON                                                $12,000               $11,754.06           1
   8882113 RAJENDRA PAUL                                                $15,000               $14,983.41           1
   8882117 MARYAM SHAMOON                                              $142,000              $142,000.00           1
   8882129 EL RUBI, INC.                                               $110,000              $110,000.00           1
   8882131 REGINALD TONEY                                              $106,000              $106,000.00           1
   8882134 PAUL G. JONES                                                $90,000               $90,000.00           1
   8882138 JESSE WILSON                                                 $14,000               $14,000.00           1
   8882141 JOSHUA'S CLASSROOM, INC.                                     $17,000               $17,000.00           1
   8882145 JOSEPH P. PAYTAS                                            $222,000              $222,000.00           1
     10097 OFF THE TOP HAIRCUTTERS,                                     $12,000               $11,794.15           1
     10431 DAVID A. DEGENERO                                            $14,000               $14,000.00           1
   8882137 NELSON D. SHER                                              $131,000              $131,000.00           1
   1038173 RUSSELL ALDEN MULKINS                                        $92,750               $92,729.54           1
   1041008 KENNETH GRIZZLE, JR.                                         $88,800               $88,248.76           1
   1041186 GERALDA SOTOLONGO                                           $118,800              $118,800.00           1
   1041697 TRACY D. PIERCE                                             $123,700              $123,229.01           1
   1041940 LEONARD CHIARELLO                                           $183,000              $183,000.00           1
   1042082 RUDRAKANT S. JOSHI                                          $147,600              $147,598.52           1
   1043420 ROY W. DORSEY SR.                                           $100,800              $100,660.28           1
   1043489 GEORGE A. RODRIGUEZ                                         $121,500              $121,500.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1043829 GARY WELDEN                                                 $114,300              $114,300.00           1
   1043894 DARLENE H. BRADSHAW                                          $91,800               $91,800.00           1
   1044035 ANGUS DAVIS                                                  $12,400               $12,325.32           1
   1044097 DARRELL BULLOCH                                              $82,800               $82,800.00           1
   1044241 CHARLES DEVER                                                $81,480               $81,480.00           1
   1044796 COSBERT L. WORRELL SR.                                      $100,000               $99,926.21           1
   1044802 JOHN P. MASTELENIS                                           $15,500               $15,339.32           1
   1044950 JAMES E. JOHNSON                                            $229,500              $229,500.00           1
   1044998 WILLIAM D. CARMICHAEL                                       $103,500              $103,500.00           1
   1045243 JEFFERY PHILLIPS                                             $86,400               $86,175.80           1
   1045451 ARMAND BRUNO                                                 $94,500               $94,431.33           1
   1045484 MARY TATE                                                    $81,000               $80,989.93           1
   1045582 MICKEY L. TURNER                                             $90,000               $88,922.58           1
   1045765 WASHINGTON A. SOTO                                           $88,000               $87,940.81           1
   1045868 WILLIAM F. PRECOURT JR.                                     $102,150              $101,834.38           1
   1045873 THERESA L. MIMS                                             $116,550              $116,550.00           1
   1045973 TIMOTHY A. MCCLEERY                                          $94,500               $94,500.00           1
   1046041 DANIEL J. MINKUS                                             $18,375               $18,375.00           1
   1046050 BILLY C. SHEPPARD                                            $85,600               $85,471.55           1
   1046062 PAUL M. RISSER                                              $112,500              $112,179.56           1
   1046278 JAMES ADAIR JR.                                             $153,000              $152,926.13           1
   1046337 BESSIE M. WARD                                              $162,000              $161,970.56           1
   1046346 LONNIE D. STOVER                                             $87,550               $87,550.00           1
   1046367 BUDDY CHARBONNET                                            $190,000              $189,645.27           1
   1046379 SUE LINDA ANDERSON                                           $20,000               $19,914.79           1
   1046434 JOSEPH M. GIRINI                                             $89,100               $89,100.00           1
   1046450 BARBARA A. CORDERRE                                         $110,500              $110,500.00           1
   1046506 PAMELA GREEN                                                 $15,000               $14,850.65           1
   1046521 LEONARD ROLA                                                $134,640              $134,622.74           1
   1046594 IMOGENE V. SAUNDERS                                         $144,000              $143,998.56           1
   1046609 THOMAS W. BROTHERTON                                        $112,000              $111,420.18           1
   1046618 TOM WILCOX                                                   $80,000               $79,731.09           1
   1046620 THOMAS F. SHELLEY                                           $117,000              $116,957.46           1
   1046659 ALEANE B. WHITE                                             $103,500              $103,500.00           1
   1046677 VINCENT M. BOZZUTO                                          $135,000              $134,851.52           1
   1046695 AJODHIA PRASAD RAMPRASHAD                                   $170,000              $169,905.24           1
   1046707 BARBARA S. KROLIK                                           $207,500              $207,500.00           1
   1046771 JOSEPH P. YOUNG                                             $185,120              $185,120.00           1
   1046794 SHARON D. COLEMAN                                           $148,000              $147,727.12           1
   1046813 RICHARD BYRD                                                $150,000              $149,253.06           1
   1046825 DANIEL C. HANCOTTE JR.                                       $17,200               $17,161.36           1
   1046840 CHERYL HEDGES                                               $117,000              $117,000.00           1
   1046903 KEITH A. KEATING                                            $234,500              $234,071.23           1
   1046906 GEORGE LINDER                                                $91,000               $91,000.00           1
   1046915 SANDRA COLLYMORE                                             $98,600               $98,493.44           1
   1046940 FRED T. CONSOLAZIO                                           $14,000               $14,000.00           1
   1046951 CONNIE A. DAY                                               $184,450              $184,250.32           1
   1046980 DENNYS ROSA                                                 $103,500              $103,385.64           1
   1046999 ARTHUR J. EVANS                                              $99,000               $98,670.62           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1047024 JOSE L. ROMERO                                              $180,000              $179,850.50           1
   1047045 GERALD A. SMITH JR.                                          $94,500               $94,378.82           1
   1047062 DOROTHY ANNE BORGES                                          $89,100               $89,100.00           1
   1047070 GLENDA PATTERSON                                            $100,000               $99,916.09           1
   1047107 ROBERT L. MERCER SR.                                        $100,000              $100,000.00           1
   1047111 THOMAS REGANATO                                             $225,000              $225,000.00           1
   1047122 THOMAS J. GEISHEIMER                                        $148,500              $148,205.74           1
   1047209 JUANA E. SALAS                                               $95,400               $94,957.95           1
   1047211 WILLIAM SCOTT RAGSDALE                                       $96,000               $95,973.76           1
   1047216 OLIVIA H. JACKSON                                            $82,800               $82,710.12           1
   1047217 MARIE PERRY HUME                                             $90,000               $90,000.00           1
   1047221 HAYWOOD CLYDE SR.                                            $90,500               $90,371.16           1
   1047258 GARY E. EILER                                               $180,000              $179,579.44           1
   1047311 ANGEL AYALA                                                  $83,725               $83,708.37           1
   1047322 MARIA A. OJEDA                                              $151,200              $151,197.32           1
   1047325 CROSSETTE N. NESBITT                                        $110,400              $110,096.72           1
   1047341 D. WAYNE DAVIS                                               $84,000               $84,000.00           1
   1047351 HERMAN STEVENSON                                             $87,300               $87,284.13           1
   1047383 MICHAEL GLASS                                               $212,500              $212,500.00           1
   1047395 KRISTI A. CHITWOOD                                           $18,000               $17,901.30           1
   1047415 SAMIR RAIS                                                  $134,910              $134,573.94           1
   1047449 FREDERICK A. JOE SR.                                         $82,800               $82,800.00           1
   1047502 MARIA TRINIDAD                                              $196,000              $196,000.00           1
   1047571 BRENDA TERRY                                                 $87,000               $87,000.00           1
   1047609 LEROY MICHAEL ROYER                                          $80,000               $79,933.78           1
   1047664 CARRIE MAE STONE                                             $94,500               $94,369.00           1
   1047669 VERONICA PATTERSON                                           $84,600               $84,600.00           1
   1047698 KEVIN GRAY                                                  $200,000              $200,000.00           1
   1047704 EUGENIA GREENE                                              $134,000              $133,863.95           1
   1047720 DANIEL M. JOHNSON                                            $16,540               $16,446.24           1
   1047726 JEFFREY H. KAZANOW                                          $200,000              $200,000.00           1
   1047760 WILLIAM D. EVANS                                             $12,300               $12,188.60           1
   1047804 THOMAS V. HUTTON                                             $10,000                $9,936.73           1
   1047806 ANTONETTA E. ALBERTI                                        $121,750              $121,750.00           1
   1047925 LARRY E. GUNTER                                             $108,000              $107,769.03           1
   1047950 PATRICK J. QUINN                                             $17,000               $17,000.00           1
   1047964 JOHN LASEK                                                   $80,000               $79,775.90           1
   1047975 ROBERT M. FULLER JR.                                         $99,900               $99,896.82           1
   1047978 PAUL L. WARE                                                $162,377              $162,257.09           1
   1047991 MICHAEL B. KYLE                                             $132,000              $131,927.50           1
   1048072 STANLEY M.J. BAKER                                           $90,000               $90,000.00           1
   1048102 MICHELLE FISCHER                                            $117,000              $116,672.07           1
   1048232 EDWARD L. SPRUILL JR.                                        $90,000               $90,000.00           1
   1048238 STEPHANIE A. SCOTT                                          $116,550              $116,488.35           1
   1048307 JOSPEH QUIROLI                                               $10,000                $9,927.84           1
   1048340 EDWARD YARUSI                                                $80,000               $79,469.12           1
   1048354 LONNIE P. ALLEN                                             $130,500              $130,199.04           1
   1048374 JAMES H. OSHERHOSKI                                          $85,000               $85,000.00           1
   1048388 ROY F. BURKETT JR.                                           $86,400               $86,357.69           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1048393 JERRY L. COOLEY                                              $16,750               $16,729.15           1
   1048413 DAVID FRIEDMAN                                               $10,000                $9,953.12           1
   1048418 JEFFREY HOUSE                                                $11,200               $11,200.00           1
   1048460 JAMES BEAVER                                                 $96,000               $95,731.43           1
   1048487 THOMAS E. GOLDRICK                                          $137,900              $137,814.80           1
   1048489 KIMBERLY A. WILLOUGHBY                                       $86,670               $86,569.91           1
   1048492 BERNICE VIOLA ANDREWS                                        $15,000               $14,902.56           1
   1048495 HIEU TRAN VAN                                                $16,500               $16,340.61           1
   1048627 GAIL HOLLOWAY                                               $107,450              $107,005.02           1
   1048630 JOHN PFEIFER                                                $136,850              $136,850.00           1
   1048664 KELLY ELISE SALONE                                           $18,900               $18,899.01           1
   1048670 BARRY ZAJDZINSKI                                             $96,000               $95,912.85           1
   1048684 MARGARET MARSH                                               $92,000               $92,000.00           1
   1048693 SUSAN L. MURNANE                                            $100,000              $100,000.00           1
   1048700 TUNA OZDEN                                                  $138,740              $138,740.00           1
   1048732 JOSE JUSINO                                                  $16,500               $16,500.00           1
   1048734 FRANCIS J. DALTON                                           $145,500              $145,500.00           1
   1048737 JENNIFER E. STEVENS                                          $13,600               $13,595.82           1
   1048738 RAYMOND P. YANCY                                             $79,200               $79,200.00           1
   1048747 KAREN E. KLAES                                               $14,000               $14,000.00           1
   1048759 BRYANT O'NEILL ROSBY                                         $12,000               $11,943.13           1
   1048791 ELIZABETH BILLINGS                                           $18,000               $18,000.00           1
   1048836 ANN ROCCO                                                    $18,000               $18,000.00           1
   1048882 LUCILLE FORREST                                              $10,000                $9,902.41           1
   1048917 TRACY A. KROPCHAK                                           $103,200              $103,200.00           1
   1049018 KEVIN C RAY MCCONNELL                                       $112,000              $111,856.60           1
   1049061 LOUIS CAPORASO                                               $15,000               $15,000.00           1
   1049105 EDNA RICHARD                                                $160,200              $159,350.87           1
   1049119 LEE J. BETHUNE                                               $81,600               $81,600.00           1
   1049134 CHRISTOPHER T. CIFONE                                       $130,500              $130,276.69           1
   1049148 MICHAEL WASHINGTON                                          $134,300              $133,997.31           1
   1049158 ELIGAH GARY                                                 $135,000              $135,000.00           1
   1049213 BRIAN D. WHITLEY                                            $162,000              $162,000.00           1
   1049222 JEANNIE H. STARRS                                           $133,600              $133,600.00           1
   1049231 DOREEN PAOLELLA                                              $20,000               $19,943.56           1
   1049272 KENNETH RAY HENDERSON                                       $100,000              $100,000.00           1
   1049280 BOBBY G. SMITH                                               $20,000               $19,822.56           1
   1049329 RAY E. PRUDEN                                               $157,500              $157,380.53           1
   1049344 FRED P. GRANT                                                $93,750               $93,669.31           1
   1049359 ANTHONY P. CAVALUZZO                                         $12,500               $12,419.14           1
   1049407 RICARDO MEJIA                                               $112,000              $112,000.00           1
   1049448 LEROY SOMERS                                                $121,505              $121,368.80           1
   1049451 SHIRLEY M. BELLAMY                                           $82,800               $82,759.55           1
   1049485 WILLIAM E. SMITH                                             $87,500               $86,868.98           1
   1049529 RICHARD A. WOJCIAK                                          $118,900              $118,900.00           1
   1049531 FRANK PASHEL                                                 $86,250               $86,250.00           1
   1049532 GEORGE A. SCHMIDT                                           $168,000              $167,918.88           1
   1049534 DORA M. PARKER                                               $18,850               $18,850.00           1
   1049538 DAWN M. OLIVER                                               $10,000                $9,934.04           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1049656 SEAN C. SECOR                                               $100,000               $99,883.80           1
   1049657 MARTIN D. MURPHY                                            $112,500              $112,436.44           1
   1049663 RUDOLPH JARRET                                              $193,000              $193,000.00           1
   1049710 ROY L. CLOSE                                                $130,500              $130,500.00           1
   1049735 CALANTHIA CARTER                                             $84,500               $84,500.00           1
   1049743 EVONNE L. WRIGHT                                             $96,000               $96,000.00           1
   1049777 MICHAEL J. LANCELLA                                          $94,000               $93,931.84           1
   1049824 ARTHUR CULPEPPER                                            $161,300              $161,300.00           1
   1049870 RONALD R. TAYLOR JR.                                        $106,200              $106,200.00           1
   1050070 FRANK S. LAW                                                $119,000              $119,000.00           1
   1050096 EDWARD KENNY                                                $193,000              $192,945.24           1
   1050123 LARRY D. CARNES                                             $112,000              $111,927.19           1
   1050162 MICHAEL L. HURD                                             $194,000              $194,000.00           1
   1050246 ANTHONY JOHNSON                                             $141,750              $141,750.00           1
   1050251 MINETTE WILLIAMS                                             $10,000                $9,942.01           1
   1050286 MICHAEL MIELE SR.                                           $153,000              $153,000.00           1
   1050311 MATTHEW W. DONOVAN                                          $104,000              $104,000.00           1
   1050362 CAROLYN PATTERSON                                            $13,300               $13,288.03           1
   1050401 MARY C. PO                                                   $13,950               $13,950.00           1
   1050486 LLOYD FIELDS                                                $130,500              $130,500.00           1
   1050505 JOSEPH CAGGIANO                                             $121,500              $121,297.89           1
   1050513 TERRY M. GARDNER                                            $104,400              $104,400.00           1
   1050522 DELMA HOLDER                                                $102,500              $102,500.00           1
   1050549 ALMA J. KELLY                                                $15,600               $15,600.00           1
   1050559 RICHARD CENATIEMPO                                          $120,700              $120,387.32           1
   1050646 ALIX AUGUSTIN                                                $83,700               $83,700.00           1
   1050697 DIANE WILLIAMS                                               $95,400               $95,400.00           1
   1050752 JUNE VARAS                                                  $152,000              $151,923.57           1
   1050764 NICOLE R. DARBY                                              $86,400               $86,400.00           1
   1050810 BARBARA PIROG                                                $14,295               $14,295.00           1
   1050819 LUIS CORNEJO                                                 $85,000               $84,860.49           1
   1050845 LEROY SIMMONS                                                $93,500               $93,500.00           1
   1050846 HAZEL MAPP                                                  $168,800              $168,566.01           1
   1050884 DUANE MILLS                                                  $90,000               $90,000.00           1
   1050904 TROY A. VELLIQUETTE                                          $10,000                $9,934.74           1
   1050948 JOSELITO C. VELASQUEZ                                        $20,000               $19,873.30           1
   1050989 ANATOLY GRINBERG                                            $132,500              $132,500.00           1
   1051003 ROCCO S. CRESCENZI                                           $82,100               $82,100.00           1
   1051038 EDDY JEAN-BAPTISTE                                          $110,000              $110,000.00           1
   1051053 MARIO MARESCA                                                $13,500               $13,500.00           1
   1051125 DARRYL O'HANNON                                              $97,600               $97,600.00           1
   1051138 DARRELL R. WILBUR                                           $120,000              $120,000.00           1
   1051140 MARK WEISS                                                   $89,500               $89,500.00           1
   1051143 DINDIAL SOOGRIM                                             $150,300              $150,300.00           1
   1051171 JAMMIE J. FYLER                                             $100,000              $100,000.00           1
   1051173 ROBERT A. CRAWFORD JR.                                       $85,500               $85,500.00           1
   1051180 WILLIAM J. BOXLER                                            $86,400               $86,400.00           1
   1051243 JERALD W. MORRIS                                            $115,000              $115,000.00           1
   1051280 ROBIN C. BROWN                                               $10,000               $10,000.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1051285 QUINCY J. BONNETT                                           $225,000              $225,000.00           1
   1051287 PATRICIA TROTMAN                                             $80,000               $80,000.00           1
   1051288 JAMES POSTERINO                                              $85,500               $85,500.00           1
   1051307 CYNTHIA W. BROWN                                             $92,000               $92,000.00           1
   1051330 SHARON PORTER                                                $99,000               $99,000.00           1
   1051431 JAMES MICHAEL JUDKINS                                       $156,600              $156,189.14           1
   1051440 LARRY L. RAYMER                                              $15,500               $15,500.00           1
   1051460 SUSAN J. MATYAS                                             $111,300              $111,300.00           1
   1051487 STEVEN R. RICHTER                                           $123,400              $123,400.00           1
   1051500 MARCY SCHER                                                 $100,400              $100,400.00           1
   1051527 TRENT SEXTON JR.                                             $88,000               $88,000.00           1
   1051608 MICHELLE KUPFERSCHMID                                        $15,500               $15,406.09           1
   1051609 BARBARA J. GROSS                                            $160,000              $160,000.00           1
   1051613 KENNETH LEACH                                                $93,500               $93,500.00           1
   1051614 DANA M. LANG                                                $120,000              $120,000.00           1
   1051632 JAMES L. HANNIGAN                                           $103,000              $103,000.00           1
   1051727 MILTON EDWARDS                                               $86,400               $86,400.00           1
   1051768 JOSEPH DECINQUE JR.                                         $148,500              $148,500.00           1
   1051813 ANTHONY MARINI                                               $12,900               $12,900.00           1
   1051818 ROMAN MICHAEL GURTLER                                       $105,000              $105,000.00           1
   1051823 SHEILA BROWN                                                $143,000              $143,000.00           1
   1051837 JOHN T. CANNON                                               $88,825               $88,825.00           1
   1051874 JOYCE L. FRANZ-KIN                                          $213,000              $213,000.00           1
   1051889 IRWIN L. GORSKY                                              $90,000               $90,000.00           1
   1051903 BENJAMIN VEGA                                                $83,000               $83,000.00           1
   1051911 PAULETTE S. PERRY                                           $100,000              $100,000.00           1
   1051916 THOMAS H. QUINN                                              $88,800               $88,800.00           1
   1051983 LATANYA M. JUNIOR                                            $15,500               $15,500.00           1
   1052012 JOSEPH A. MIROBALLI                                          $83,400               $83,400.00           1
   1052035 ROBERT KEITH ELLINGTON                                       $80,000               $80,000.00           1
   1052132 CHRISTINE CHEN                                               $18,000               $18,000.00           1
   1052141 DOUGLAS GREEN                                                $88,000               $88,000.00           1
   1052178 RANJINI CHANDRA SEKHAR                                      $225,000              $225,000.00           1
   1052180 NICOLA STRANIERI                                            $100,000              $100,000.00           1
   1052185 KELLY KEITH                                                  $18,000               $18,000.00           1
   1052194 JOANN PERRINO                                               $184,500              $184,500.00           1
   1052246 STEPHEN S. GRANDE                                           $104,400              $104,400.00           1
   1052248 JEFFREY T. SHAW                                              $13,073               $13,073.00           1
   1052278 JOHN VITERITTI                                               $80,000               $80,000.00           1
   1052280 RICHARD L. TARDIFF                                           $80,000               $80,000.00           1
   1052368 PAUL CHRISTY                                                 $88,000               $88,000.00           1
   1052370 ELLEN GIBBS                                                  $16,000               $16,000.00           1
   1052407 JOHN GARDNER                                                $132,000              $132,000.00           1
   1052409 MAREK A. MISZKURKA                                          $120,000              $120,000.00           1
   1052427 JAMES H. TILL                                               $108,000              $108,000.00           1
   1052440 DAVID O. BLEVINS                                            $108,000              $108,000.00           1
   1052445 AUDIE W. DELP                                               $106,000              $106,000.00           1
   1052448 CHARLMOUS OFERRALL                                           $90,000               $90,000.00           1
   1052477 CARL S. RAPHAEL                                             $161,600              $161,600.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1052506 JOHN E. HENKES                                              $172,800              $172,800.00           1
   1052507 DAVID SKIFF                                                 $154,000              $154,000.00           1
   1052510 IRENE G. KEYSER                                             $131,400              $131,400.00           1
   1052517 MARTHA CORDOVI                                               $17,000               $17,000.00           1
   1052518 GREG0RY L. WOOTEN                                            $15,000               $15,000.00           1
   1052664 MARK JOHNS                                                  $159,000              $159,000.00           1
   1052714 KHEESHA M. WALLS                                             $93,321               $93,321.00           1
   1052744 JACQUELYN Y. TOLLIVER                                       $185,400              $185,400.00           1
   1052766 BRUCE N. WILLMAN                                             $16,000               $16,000.00           1
   1052807 FERNANDO CLAVERIA                                           $153,000              $153,000.00           1
   1052841 RAYMOND L. MORGAN                                            $15,000               $15,000.00           1
   1052865 ELMERE CHARLES                                               $93,750               $93,750.00           1
   1052872 ELMORE CHARLES                                               $93,750               $93,750.00           1
   1052874 PATRICK CLOSE                                               $136,000              $136,000.00           1
   1052920 PATRICK J. O'DONNELL                                        $107,000              $107,000.00           1
   1052976 KATHLEEN B. WICKUM                                           $15,000               $15,000.00           1
   1052984 DONALD BATES                                                 $84,575               $84,575.00           1
   1053014 ALICE N. T. REID                                            $101,600              $101,600.00           1
   1053094 JEREMY PACK                                                  $18,750               $18,750.00           1
   1053119 ISSAC JOHNSON                                                $84,000               $84,000.00           1
   1053235 LAVERN CLARK                                                 $20,320               $20,320.00           1
   1053328 JAMIE B SIMS N/K/A JAMIE                                    $165,000              $165,000.00           1
   1053337 JAMIE B. SIMS N/K/A JAMIE                                   $105,700              $105,700.00           1
   1053361 GREGORY SWEET                                                $89,500               $89,500.00           1
   1053363 ANTHONY SPADARO                                             $189,000              $189,000.00           1
   1053367 MERLE A. BARTHEL                                             $95,000               $95,000.00           1
   1053394 BRUCE HIGGINS                                                $80,000               $80,000.00           1
   1053426 MARIA J. LAMAS GRANDA                                       $202,500              $202,500.00           1
   1053542 KIMBERLY ABATE                                              $106,250              $106,250.00           1
   1053543 JOSEPH F. RUMMLER                                           $166,500              $166,500.00           1
   1053549 JENNIFER L. JANSEN                                          $140,000              $140,000.00           1
   1053551 BARBARA TREGLOWD                                            $148,500              $148,500.00           1
   1053651 RICHARD D. KENNEDY                                          $136,000              $136,000.00           1
   1053710 MARY L. PHILLIPS                                             $85,500               $85,500.00           1
   1053718 RUBEN GARCIA                                                 $99,000               $99,000.00           1
   1053768 HENRY VANDER MALLIE III                                      $84,000               $84,000.00           1
   1053776 JOAN G. RACE                                                $140,200              $140,200.00           1
   1053780 JOHN J. MAHONEY                                              $15,000               $15,000.00           1
   1053785 DAVID CAPE                                                   $88,000               $88,000.00           1
   1053890 KATRINA CALLAWAY                                            $145,600              $145,600.00           1
   1053824 WILLIAM C. KERSHAW                                          $110,700              $110,700.00           1
   1053963 THOMAS J. SARNO                                              $20,200               $20,200.00           1
   1054014 DONNA MILLS                                                  $94,500               $94,500.00           1
   1054115 LAGUANDA C. LYMAS                                           $105,300              $105,300.00           1
   1054122 ANTOINETTE BOYKIN                                           $181,800              $181,800.00           1
   1054171 STEVEN J. KOMINSKY                                           $87,630               $87,630.00           1
   1054173 BRUCE A. HENSCHEN                                           $115,000              $115,000.00           1
   1054198 LEE A. COUCH                                                $179,350              $179,350.00           1
   1054199 SUZANNE YAWGER                                              $133,000              $133,000.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1054203 RONALD THOMAS                                               $108,000              $108,000.00           1
   1054204 WILLIAM F. WICKWIRE                                          $11,000               $11,000.00           1
   1054209 MARSHALL C. WOLLMAN                                          $90,000               $90,000.00           1
   1054369 MICHAEL E. SCHOETTLER                                        $87,500               $87,500.00           1
   1054374 EDWARD MILLS                                                $160,000              $160,000.00           1
   1054389 ROY SIEVERS                                                  $85,000               $85,000.00           1
   1054404 RONALD GOYDEN                                                $13,000               $13,000.00           1
   1054566 DAYAWATI BISHUNAUTH                                         $189,000              $189,000.00           1
   1054846 JAMES W. CLEGG II                                            $13,000               $13,000.00           1
   1054866 DOUGLAS J. WELCH                                            $106,600              $106,600.00           1
   1054956 WICLIFF REID                                                $180,000              $180,000.00           1
   1055028 HELEN KANN                                                  $184,875              $184,875.00           1
   1055038 DOROTHY PIERCE                                              $165,000              $165,000.00           1
   1055043 DWIGHT SANDS                                                 $86,100               $86,100.00           1
   9013079 THOMAS P. SCRIVO                                             $20,300               $20,200.23           1
   9013122 DONALD A. WEBSTER                                            $17,000               $16,949.36           1
   9013232 DUANE H. HALLOCK SR.                                         $20,000               $19,777.23           1
   9013381 LEROY W. KAUFMAN                                             $79,800               $79,799.19           1
   9013383 CARL A. ADAMOLI                                              $10,100                $9,792.27           1
   9013384 JAMES J. COUGHLIN JR.                                       $110,600              $110,212.46           1
   9013389 GIACOMA GINA BUFFA                                           $20,000               $19,515.60           1
   9013406 DAWN M. MANSFIELD                                            $20,000               $19,767.42           1
   9013441 THOMAS F. MCLAUGHLIN                                        $110,500              $110,500.00           1
   9013458 DENNIS GAHR                                                  $20,244               $20,137.27           1
   9013490 ABIGAIN MERCADO VELEZ                                        $20,400               $20,323.43           1
   9013506 CLIFFORD H. BEIDLER JR.                                     $141,000              $140,047.74           1
   9013510 WILLIAM M. SHANK                                             $19,500               $19,353.78           1
   9013536 WILLIAM E. PHILLIPS                                          $14,000               $13,986.50           1
   9013549 MICHAEL B. O'MEARA                                           $14,750               $14,333.10           1
   9013550 KENNETH C. KIME SR.                                         $158,300              $156,233.82           1
   9013561 WILLIAM T. BLANCHARD                                        $110,000              $109,395.76           1
   9013578 ELIZABETH HANLON                                             $20,000               $19,854.48           1
   9013599 ALAN B. LEVINE                                              $140,000              $139,855.64           1
   9013608 VIRGINIA SZUMSKI                                             $11,000               $11,000.00           1
   9013614 VICTORIA W. YANCEY                                          $116,000              $115,483.23           1
   9013620 HELEN ANN ALMEIDA                                           $103,000              $103,000.00           1
   9013626 ALBERT T. TOTH SR.                                           $12,500               $12,448.61           1
   9013627 KATHLEEN MCCLOSKEY                                          $100,000               $99,020.07           1
   9013638 JEFFREY J. FREIRICH                                          $17,500               $17,500.00           1
   9013639 ALFRED ATANDA                                                $80,000               $79,903.13           1
   9013642 BARBARA A. MCCURRY                                           $96,000               $95,584.80           1
   9013648 KENNETH C. KIME SR.                                          $19,900               $19,740.26           1
   9013649 DANIEL J. KENNEDY                                            $16,402               $16,402.43           1
   9013697 KRISTY E. REES                                               $19,450               $19,341.70           1
   9013707 CARLA M. HOOKS                                               $15,000               $15,000.00           1
   9013710 JEAN WROBEL                                                  $15,000               $14,874.15           1
   9013713 RITA ANN MATTHEWS                                            $16,500               $16,500.00           1
   9013716 BERNADETTE LOVE                                              $13,500               $13,500.00           1
   9013730 JOSEPH J. ZARECZKY                                           $97,775               $97,775.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   9013733 DOUGLAS BERENGER                                             $86,000               $86,000.00           1
   9013762 GAIL L. WURSTER                                              $85,000               $85,000.00           1
   9013784 ANTHONY CELESTE                                             $106,200              $106,200.00           1
   9013794 MARY WERTS                                                   $10,000               $10,000.00           1
   9013796 DORIS D. HOLADAY, TRUSTEE                                   $165,000              $165,000.00           1
   9013812 MYRON POPOWYCH                                              $100,000              $100,000.00           1
   9013822 JULIA V. RIOS                                                $17,000               $17,000.00           1
3100000938 DEBORAH FATOURAS                                            $240,000              $240,000.00           1
3000000184 BARBARA R. BOWERS                                           $182,000              $181,966.64           1
3000000188 JOSEPH ANDREWS                                              $114,750              $114,431.87           1
3000000202 BEVERLY DESTEFANO                                            $82,500               $82,288.72           1
3000000206 LEROY A. BARNES                                             $193,500              $193,500.00           1
3000000215 HARRY ACETI                                                  $81,000               $81,000.00           1
3000000216 STEPHEN SARDINO                                             $162,900              $162,900.00           1
3000000224 RAYMOND E. BURNS                                             $85,000               $85,000.00           1
3000000226 CARMEN COLLAZO                                               $92,000               $92,000.00           1
3000000229 THOMAS DOS SANTOS                                           $166,500              $166,500.00           1
3000000236 GARY A. PARIS                                               $112,200              $112,200.00           1
3019800662 HERNAN SARRIA                                               $188,700              $188,700.00           1
3019800733 DARIO GARAY                                                  $87,000               $86,903.53           1
3019800794 JESSICA KUCHINOV                                             $91,000               $90,792.54           1
3019800830 CARIDAD CASTILLO                                             $85,000               $85,000.00           1
3019804806 ROBERT V. HENRY, JR.                                         $83,250               $83,236.85           1
3019806393 DAVID HARDING COLES SR.                                      $83,720               $83,720.00           1
3019806733 JESSE L WILLIAMS                                             $84,000               $84,000.00           1
3019806750 JAMES PALADINO                                               $90,000               $89,650.76           1
3019806812 ROBERT BACCELLO                                             $112,500              $112,500.00           1
3019806868 NANCY L. BAIRD                                               $93,000               $93,000.00           1
3019806910 FREDERICK C. KNIESLER, JR                                   $200,000              $200,000.00           1
3019806915 VIOLET C. SHAUBERGER                                         $19,000               $18,990.82           1
3019806918 JAMES J. BURKE                                              $163,200              $163,177.69           1
3019807024 JERRY STEFANOWICZ                                            $95,200               $95,068.04           1
3019836060 ERROL HENRY                                                 $138,000              $137,997.01           1
3019838491 JOANNE MEARS                                                 $19,600               $19,569.30           1
3019838811 STEVEN FREEDMAN                                             $107,250              $107,101.33           1
3019839632 TADEUSZ MAJCHRZAK                                           $221,000              $221,000.00           1
3019840403 DANIEL VALENTINO                                             $93,600               $93,600.00           1
3019840467 LEONARD WHEELER                                             $102,400              $102,400.00           1
3019841082 JOSEPH COGDELL                                              $104,000              $104,000.00           1
3019841221 BERNICE LONDON                                              $107,000              $106,733.28           1
3019841355 DAVID L. MONACO                                              $91,800               $91,753.88           1
3019841359 CLAYTON TURNER                                              $108,800              $108,727.68           1
3019841384 JOANNIE ROSE                                                $118,400              $118,366.80           1
3019841410 JOAN SANTOS                                                  $83,000               $82,937.27           1
3019841425 MICHAEL RICKETTS                                            $131,750              $131,750.00           1
3019841434 ALEX ZUNIGA                                                 $140,000              $140,000.00           1
3019841435 ALEX HERNANDEZ                                               $86,250               $86,250.00           1
3019841534 ARTHUR H. CLARK III                                         $119,000              $118,871.40           1
3019841605 JANET SIRIGNANO                                             $138,000              $137,752.40           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3019841609 VERNEY BENDER                                               $119,000              $118,700.88           1
3019841610 MIGUEL DEJESUS                                               $97,750               $97,708.58           1
3019841628 ANDRE SEAN DAVIS                                             $89,600               $89,600.00           1
3019841631 CHERRY FRANCIS                                              $221,859              $221,859.00           1
3019841691 FREDERICA GRAYSON ENSLEY                                    $100,000               $99,994.01           1
3019841711 WILLAIM V. VOGT, JR.                                        $118,400              $118,200.23           1
3019841786 GLENNA CARAMBA-COKER                                        $156,000              $156,000.00           1
3019841847 DOROTHY EDWARDS                                             $112,200              $112,074.23           1
3019841860 OMAR TOWNES                                                 $105,600              $105,600.00           1
3019841872 THOMAS J. REIDY                                             $160,000              $160,000.00           1
3019841962 VALERIE MOORE BIERA                                          $88,000               $87,991.12           1
3019841965 JOYCE ROUGHGARDEN                                           $116,600              $116,405.72           1
3019841986 JUDITH VIEIRA                                               $116,000              $116,000.00           1
3019841990 ERNEST RODRIGUEZ                                            $109,350              $109,194.06           1
3019892339 VINCENT I. COLLINS                                          $108,000              $108,000.00           1
3019892348 JAMES E. HALL, JR.                                          $152,915              $152,915.00           1
3019892409 FRANKLIN A. BOWLES                                           $94,710               $94,475.75           1
3019892522 ROBERT B.  KEYES JR.                                         $89,250               $89,250.00           1
3019892526 MORRIS ALEXANDER MURRAY                                     $131,750              $131,750.00           1
3019900831 NANCY LORIA                                                 $104,400              $104,400.00           1
3019900838 LUIS R. SUAREZ                                              $152,000              $152,000.00           1
3019904704 THEODORE C KELLER                                           $172,700              $172,700.00           1
3019904741 WILLIE F. DAVIS                                             $136,000              $136,000.00           1
3019904912 WILLIAM H. CLARK                                            $118,800              $118,800.00           1
3019906972 TONIE LOVE                                                   $12,000               $12,000.00           1
3019907017 NANCY GAYMON                                                $120,000              $120,000.00           1
3019907099 LARRY H. WERKHEISER                                          $90,000               $90,000.00           1
3019907131 JOSEPH L. DEMARCO                                           $135,000              $135,000.00           1
3019907155 MILDRED ELWOOD                                              $107,950              $107,950.00           1
3019907168 MARCIA WILLIAMS                                             $175,100              $175,100.00           1
3019907193 TONY W FEIMSTER                                              $95,200               $95,200.00           1
3019907198 SCOTT A. NAGY                                                $92,000               $92,000.00           1
3019907337 VANESSA DYKES MUHAMMAD                                      $148,500              $148,500.00           1
3019940346 SANDRA DIGGS                                                 $18,000               $17,807.12           1
3019941765 BRYON D. MILLHAM                                             $98,175               $98,175.00           1
3019941871 YASMINE DAVIS                                               $212,000              $212,000.00           1
3019941894 GERARD DROGE                                                $145,000              $145,000.00           1
3019941959 LINDA SHERIDA BANNERMAN M                                    $12,600               $12,600.00           1
3019941961 STEPHANIE CABONARGI                                         $161,100              $161,100.00           1
3019941985 RAYMOND A.PIZZO                                             $180,000              $180,000.00           1
3019942043 PHILOGENE MEDACIER                                          $148,750              $148,750.00           1
3019942050 INDIRA BARON                                                $119,000              $119,000.00           1
3019942116 OMAR BETANCOURTH                                            $130,500              $130,500.00           1
3019942155 CHRISTOPHER RIVERA                                          $120,000              $120,000.00           1
3019942188 JOSEPH COGDELL                                              $112,500              $112,500.00           1
3019942201 DENNIS P O'ROURKE                                            $95,200               $95,200.00           1
3019942231 THOMAS BOJNOSKI                                             $104,800              $104,800.00           1
3019942269 BAYO OKPAKU                                                 $183,750              $183,750.00           1
3019942293 MONICA ADDISON                                              $103,700              $103,700.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3019942369 DENISE L. WHEELER                                           $136,000              $136,000.00           1
3019942388 ALEX MANSARAY                                               $104,000              $104,000.00           1
3019942460 ELAINE M. ROBERTS                                           $193,000              $193,000.00           1
3019942469 LOREN LEVENSTEIN                                            $180,000              $180,000.00           1
3019992448 GAIL A. CHRISTIAN                                           $120,000              $120,000.00           1
3019992474 BERNICE J. BRACEY                                            $92,450               $92,450.00           1
3019992527 RAYMOND K. SPARKS                                           $116,500              $116,500.00           1
3019992568 KRYSTAL A. JOHNSTON                                         $147,000              $147,000.00           1
3039904851 JEFFREY P. ANDREWS                                           $11,668               $11,668.00           1
3039907300 MARK A. BOLINSKY                                             $14,736               $14,736.00           1
3039941783 ROSALIE A. MONDELLO                                          $14,881               $14,881.00           1
3039942083 ROBERT BERG                                                  $91,250               $91,250.00           1
3100000215 MANUEL DIAZ                                                 $113,900              $113,660.25           1
3100003231 MICHAEL J. CIRCELLI                                         $136,350              $136,350.00           1
3100003282 DOUGLAS A. SANCHEZ                                           $93,000               $92,440.58           1
3100003289 BILLY D. MCMILLION                                          $101,700              $101,413.49           1
3100003310 DAVID K. THAANUM                                            $142,500              $142,500.00           1
3100003351 GLEN C. ALDRICH                                              $82,500               $82,251.51           1
3100003399 VERNA SMITH                                                  $15,000               $14,897.34           1
3100003435 BRADLEY ROSENAU                                              $12,950               $12,865.59           1
3100003474 WANDA MCDANIELS                                              $80,000               $79,888.65           1
3100003515 PATRICIA L. DARDEN                                           $15,000               $15,000.00           1
3100003563 DANIEL L. BOSCH                                              $16,400               $16,400.00           1
3100003569 DENNIS CALIZ                                                $155,000              $155,000.00           1
3100003579 JANNIE L. FULTON                                            $132,000              $132,000.00           1
3100003597 ROBIN S. HOLLINGSHEAD                                       $121,300              $121,277.95           1
3100003632 LESLIE I. MARSHALL                                          $167,090              $167,090.00           1
3100003644 GLADYS V. LUTHER                                             $10,000                $9,988.50           1
3100003691 JODIE ANN COGAR                                             $100,000               $99,725.29           1
3100003705 SHARON M. NELSON                                             $89,600               $89,390.68           1
3100003781 ROBERT L. REYNOLDS                                           $12,000               $12,000.00           1
3100003793 CHARLES W. MANGIN JR.                                       $225,000              $224,620.38           1
3100003794 LARRY L. PARKS                                               $15,000               $15,000.00           1
3100003851 NAOMI LAUGHTON                                              $230,400              $230,400.00           1
3100003874 TINA F. ROBINSON                                             $17,829               $17,829.00           1
3100003894 GRADY ROGERS                                                $119,000              $119,000.00           1
3100003900 DAWN A. THOMAS                                               $90,000               $90,000.00           1
3100003902 MICHAEL R. LAURIA JR.                                       $109,055              $108,750.08           1
3100003953 MARY C. GALEA                                                $17,700               $17,700.00           1
3100004018 ALFRED J. ROTOLI                                             $96,000               $96,000.00           1
3100004038 JOHN J. NIEMIEC                                             $103,500              $103,500.00           1
3100004128 IRIS  CAROL FENSTER                                         $119,000              $119,000.00           1
3100004134 VINCENT S. DRAMIS                                           $152,800              $152,800.00           1
3100004158 WILLIAM R. JENSEN                                           $163,200              $163,200.00           1
3100004161 ILA WILLIAMS                                                $144,000              $144,000.00           1
3100004184 PATRICIA FAIRCHILD                                          $110,500              $110,500.00           1
3100004251 RONALD S. ROMANCHIK                                         $230,000              $230,000.00           1
     10125 DENNIS SANSONI                                               $72,000               $72,000.00           2
     10276 GALLANT CONSTRUCTION INC.                                    $50,000               $49,776.78           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

     10317 MICHAEL WHITE                                                $60,000               $59,705.49           2
     10319 SHAWN M. ZERBE                                               $39,000               $38,912.50           2
     10320 NATILI NURSERY, INC.                                         $60,000               $59,892.04           2
     10321 WILLIE FRED WHEELER                                          $22,000               $22,000.00           2
     10322 NATHAN BOOKMAN                                               $31,000               $30,834.06           2
     10324 ELMER L. GOODWIN JR.                                         $25,000               $25,000.00           2
     10325 KELLY'S SHEET METAL, INC.                                    $75,000               $75,000.00           2
     10327 MARIA L. MENTZER                                             $38,000               $38,000.00           2
     10332 MORGAN/PATTERSON CONSTRUC                                    $30,000               $29,946.85           2
     10335 BERLIN MOTOR CARS L.L.C.                                     $20,000               $20,000.00           2
     10338 CHIPPEWA WINDOW AND DOOR                                     $20,000               $20,000.00           2
     10340 BYONG YEON CHOI                                             $130,000              $130,000.00           2
     10341 GERALD R. JACOBS                                             $65,000               $64,883.04           2
     10343 HAGEPANOS & WALTERS, INC.                                    $40,000               $39,999.09           2
     10344 TRADITION, L.L.C.                                            $61,000               $60,510.92           2
     10346 MIGUEL PANTOJA                                               $30,000               $30,000.00           2
     10348 DITOMA CONTRACTING, INC.                                     $50,600               $50,374.10           2
     10351 D. & S. IMPROVEMENT, INC.                                    $35,000               $34,952.55           2
     10352 ANTHONY F. SANTA MARIA JR                                    $20,000               $20,000.00           2
     10353 PATRICK B. PIERCE                                            $21,000               $20,878.95           2
     10354 FOWLKES AND SONS, INC.                                       $45,000               $44,938.61           2
     10357 GEORGE D. MORSE                                              $45,000               $44,939.01           2
     10360 BARRY DEVLIEGHER                                             $31,000               $30,875.59           2
     10362 KOFI BARRY                                                   $43,000               $43,000.00           2
     10364 HERMAN SCIULLI                                               $33,000               $33,000.00           2
     10366 JOSEPH M. FOREMAN                                            $60,000               $60,000.00           2
     10370 WAYNE FORTE                                                  $68,000               $68,000.00           2
     10374 SWEET BRIER BED AND BREAK                                    $55,000               $54,583.45           2
     10376 MARY L. YOUNKER                                              $30,000               $30,000.00           2
     10378 JOSEPH KARBOW                                                $44,000               $43,432.24           2
     10380 JOHN P. SHLATZ                                               $30,000               $30,000.00           2
     10381 STEPHEN F. STOLTZFUS                                         $23,000               $23,000.00           2
     10386 ELENI ATHANASIOU                                             $70,000               $70,000.00           2
     10388 EDWARD W. RAUSCH                                             $70,000               $70,000.00           2
     10390 GRIGORE DANCIU                                               $35,000               $35,000.00           2
     10392 KOENEMUND ENTERPRISES, IN                                    $45,000               $45,000.00           2
     10393 MICHELE R. HOWARD                                            $29,000               $29,000.00           2
     10394 LINCOLN JAMES                                                $40,000               $40,000.00           2
     10396 THOMAS VELEZ                                                 $20,000               $20,000.00           2
     10398 MID-ISLAND REAL ESTATE, I                                    $45,000               $44,599.22           2
     10399 DICK ROBERTS & SON AUTO S                                    $40,000               $40,000.00           2
     10401 JOHNNY B. BLACKSHEAR JR.                                    $125,000              $125,000.00           2
     10404 LOGAN CLEANING, INC.                                         $20,000               $20,000.00           2
     10405 RONALD SCARLETT                                              $56,000               $56,000.00           2
     10409 CARL J. PODJED                                               $37,000               $37,000.00           2
     10416 GLEN ROCK TAVERN, INC.                                       $69,000               $69,000.00           2
     10424 JOSEPH E. MILLER                                             $28,000               $28,000.00           2
   8882111 PAUL D. ALFIERI JR.                                          $55,000               $54,949.89           2
   8882112 THE REAL MCCOY HERB SHOP,                                    $25,000               $24,988.33           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   8882114 UNIVERSAL TOOL REPAIRS, I                                    $30,000               $30,000.00           2
   8882120 LULA L. KING                                                 $40,000               $39,910.25           2
   8882121 ENTECH PARTNERSHIP                                           $42,000               $42,000.00           2
   8882122 356  7TH STREET CORP.                                       $129,000              $128,412.24           2
   8882123 JEAN E. WILSON                                               $45,000               $44,898.65           2
   8882132 ARCHITECTURAL WOOD PRODUC                                    $53,500               $53,500.00           2
   8882136 STEVEN G. GENTRY                                             $22,000               $22,000.00           2
   8882140 JOSE LOPEZ                                                   $55,000               $55,000.00           2
   8882142 HOUCK BUSINESS FORMS, INC                                    $55,000               $55,000.00           2
   8882143 OMEGA'S FASHIONS, INC.                                       $24,000               $24,000.00           2
   8882144 LE LOOK OPTICAL, INC.                                        $35,000               $35,000.00           2
   8882146 R & T RENTALS, INC.                                          $65,000               $65,000.00           2
      8775 J W PARKS HOME IMPROVEMEN                                    $43,000               $42,559.71           2
     10433 SAMANTHA CHU-CHENG                                           $35,000               $35,000.00           2
   8882149 LALER REALTY, INC.                                           $78,000               $78,000.00           2
     10434 MICHAEL E. ORTIZ                                             $28,000               $28,000.00           2
     10435 ROBERT R. VOYTON                                             $20,000               $20,000.00           2
   8882153 DOROTHY E. ENRIQUEZ                                          $30,000               $30,000.00           2
     10294 VILLA REGINA CATERERS, IN                                    $40,000               $39,519.39           2
     10298 DANIEL LAWRENCE                                             $250,000              $250,000.00           2
     10318 DAVE'S REPAIR SHOP, INC.                                    $260,000              $259,618.21           2
     10329 GREATER BALTIMORE RECORD                                    $350,000              $350,000.00           2
     10363 ZENON CHRISTOFOROU                                          $275,000              $275,000.00           2
     10369 MAN-NAN 878 CORP.                                           $250,000              $250,000.00           2
     10400 STEVE'S DEEPWATER MARINA,                                   $250,000              $250,000.00           2
     10421 THOMAS M. KINNEY SR.                                         $32,000               $32,000.00           2
   8882118 WE-KILL PEST CONTROL, INC                                    $80,000               $79,962.65           2
   8882101 PATRICIA KNIGHT, INC.                                        $63,000               $63,000.00           2
     10268 NIGHT LIFE BAR & GRILLE,                                    $300,000              $300,000.00           2
   1042110 IRANOR FALDOR                                                $54,500               $54,389.15           2
   1042715 LINDA JUSTIN                                                 $65,250               $65,138.56           2
   1043181 JOHN G. DAVIS                                                $63,000               $63,000.00           2
   1043407 RICHARD RAY LEE                                              $37,125               $37,125.00           2
   1043724 MARK E. GEORGE                                               $21,150               $21,150.00           2
   1043757 HORACE LOWE                                                  $37,000               $37,000.00           2
   1043758 CHAUNCEY SULLIVAN                                            $24,750               $24,750.00           2
   1044072 LOFTON HULL                                                  $49,500               $49,431.75           2
   1044094 VERA JORDAN                                                  $74,000               $73,832.40           2
   1044113 ELEANOR JACKSON                                              $33,000               $33,000.00           2
   1044609 BENJAMIN WILLIAMS                                            $36,000               $36,000.00           2
   1044689 CELIA B VARGAS                                              $124,500              $124,500.00           2
   1044743 KEITH J. CALDWELL                                            $42,000               $41,992.83           2
   1044878 ROSE MARIE MCGEARY                                           $31,500               $31,447.26           2
   1045069 JESSE ESPARZA                                                $30,000               $29,842.87           2
   1045084 JAIME BELLO                                                  $70,000               $69,959.69           2
   1045094 DEBORAH HOLMES                                               $51,000               $50,910.03           2
   1045111 ANTHONY KOSIENSKI JR.                                       $250,000              $250,000.00           2
   1045146 JANET R. MOURADIAN                                           $35,000               $34,958.51           2
   1045228 PATRICIA MONROE                                              $37,500               $37,500.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1045435 JOHN R. SCUELLO                                             $282,000              $280,765.55           2
   1045488 STEPHEN M. ABIUSO                                            $72,600               $72,600.00           2
   1045692 CHARLES B. STEWARD                                           $64,000               $63,929.60           2
   1045695 MARINE MARTIN                                                $45,000               $45,000.00           2
   1045711 ANDREA LORETTA DACOSTA                                       $48,000               $47,736.65           2
   1045755 RAYBURN EUGENE ADAMS II                                      $59,850               $59,850.00           2
   1045771 NELSON G. ANCRUM                                             $49,600               $49,600.00           2
   1045787 JOSEPH RODIA                                                 $37,500               $37,429.13           2
   1045917 CHARLES T. WIMPY JR.                                         $74,000               $74,000.00           2
   1045947 JOHN S. LESSER                                               $22,000               $21,856.42           2
   1046078 CATHARINE A TAYLOR BY HER                                    $61,200               $61,200.00           2
   1046163 JEFFREY SMITH                                                $60,000               $59,980.23           2
   1046187 WILLIAM M. TINGLER                                           $37,800               $37,800.00           2
   1046190 ANNA CIRRONE                                                 $47,000               $46,947.70           2
   1046248 MILDRED V. BIBBS                                             $25,000               $24,993.87           2
   1046250 RICK E. DAVID                                                $67,200               $67,200.00           2
   1046268 CATHERINE A. O'BRIEN                                        $249,500              $249,442.46           2
   1046284 MARY D. BOYD                                                 $63,000               $62,884.07           2
   1046295 DWAYNE LOCKMAN SR.                                           $39,000               $39,000.00           2
   1046300 NOEL A. STRAW                                                $72,000               $71,974.43           2
   1046303 ARTHUR W. JOHNSON                                            $78,000               $77,974.30           2
   1046306 MATTHEW SHEFFIELD                                            $40,000               $39,970.50           2
   1046329 JOHN LEACH                                                   $62,400               $62,400.00           2
   1046364 JULIA ARNOLD                                                 $64,000               $64,000.00           2
   1046376 MARTIN R. COHEN                                              $38,665               $38,545.86           2
   1046383 DARYL G. DEW                                                 $68,000               $67,557.67           2
   1046476 JOHN THOMAS STROUP                                           $48,000               $48,000.00           2
   1046489 FIRAS RIMAWI                                                 $35,500               $35,500.00           2
   1046500 ANGELA V. JAY                                                $25,000               $24,922.36           2
   1046591 ERROL SUBARAN                                                $35,000               $35,000.00           2
   1046661 GARY D. FREULER SR.                                          $22,500               $22,500.00           2
   1046667 RONALD J. RICHARDS                                           $76,500               $76,461.77           2
   1046705 CHRISTINE R. CANTER                                          $53,100               $53,100.00           2
   1046713 WILLIAM RIVERA                                               $72,000               $72,000.00           2
   1046740 HAROLD JOHNSON                                               $43,200               $43,200.00           2
   1046746 SARAH OLIVIA WILLIAMS SHO                                    $68,000               $67,998.94           2
   1046778 MARY JO SEWELL                                               $47,600               $47,565.37           2
   1046795 MARVIN ULYSSES BATEMAN                                       $57,100               $57,100.00           2
   1046812 PAUL A. HENRY                                                $72,000               $72,000.00           2
   1046833 SHERMAN POYTHRESS                                            $40,000               $40,000.00           2
   1046848 LINDA GRAVES MANGUM                                          $67,500               $67,327.95           2
   1046859 THEODORE L. PACK JR.                                         $35,000               $35,000.00           2
   1046867 JOAN THERESA SCOTT CLARK                                     $32,000               $31,982.16           2
   1046877 GEORGE W. LOFLAND                                            $77,400               $77,400.00           2
   1046902 DIANE L. KING                                                $27,200               $27,200.00           2
   1046909 PAMELA J. PERRY                                              $71,550               $71,550.00           2
   1046919 VICENTE A. DELACRUZ                                          $73,800               $73,800.00           2
   1046935 BRENDA GREENE                                                $66,427               $66,376.44           2
   1047000 DARRELL D. WINN                                              $61,300               $61,233.57           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1047065 SAMUEL TEEL                                                  $25,000               $24,903.57           2
   1047075 LAMAR WATKINS                                                $56,000               $56,000.00           2
   1047081 ADELINA MARIE P. KUHL                                        $40,000               $40,000.00           2
   1047087 RETHA PERRY                                                  $45,000               $44,850.40           2
   1047094 JAMES P. MITCHELL                                            $53,700               $53,673.48           2
   1047101 KRISTINA HNYDA                                               $61,750               $61,750.00           2
   1047138 BRIAN S. RUSSELL                                             $64,350               $64,350.00           2
   1047166 DEBRA LONDON SHAPIRO                                         $29,272               $29,272.00           2
   1047171 JUDITH H. EDLIN                                              $54,500               $54,385.57           2
   1047183 JAY CEE CHAMPION                                             $40,000               $39,997.09           2
   1047212 MILDRED UPSHAW                                               $21,600               $21,600.00           2
   1047233 WILLIAM JANOS III                                            $45,000               $44,980.41           2
   1047245 VICTORIANO RIVERA                                            $30,000               $29,732.53           2
   1047271 ANA SHOUMATOFF                                              $125,000              $124,792.18           2
   1047273 BRIAN E. DEWITT                                              $50,000               $49,917.76           2
   1047276 FLORENCE SHORE                                               $36,100               $36,100.00           2
   1047290 DEAN EVERETTE LAIL                                           $42,500               $41,918.75           2
   1047301 MARY LYNN FLANIGAN                                           $40,000               $39,798.93           2
   1047305 KEITH G. KEENER                                              $75,150               $74,965.37           2
   1047310 ROBERT J. SMITH                                              $56,100               $55,921.05           2
   1047315 WINIFRED D. DIXON                                            $39,100               $39,056.64           2
   1047339 ANTHONY SCAFIRO JR.                                          $65,700               $65,250.17           2
   1047354 DEWITT CARTHAN JR.                                           $37,750               $37,695.80           2
   1047394 MARLON THOMPSON                                             $127,500              $127,498.36           2
   1047398 ANTHONY D. JARRELL                                           $60,350               $60,226.12           2
   1047399 DAVID A. CALVANO                                             $70,000               $70,000.00           2
   1047402 ALLAN S. PALAIS                                              $71,200               $70,891.82           2
   1047439 EDWARD MEYER                                                 $62,720               $62,424.65           2
   1047445 DARYL H. BLACK                                               $77,000               $76,961.11           2
   1047467 ETHEL MAE CARTER                                             $72,500               $72,341.54           2
   1047497 RICHARD A. DALTON                                            $43,350               $43,264.83           2
   1047524 LOUEDA M. KENNEDY                                            $48,150               $48,146.91           2
   1047549 RONNIE C. MCLEAN                                            $127,500              $127,358.55           2
   1047572 GERARDO I. SOLARTE                                           $69,700               $69,644.49           2
   1047618 TRISTAN COOLEY                                               $65,700               $65,700.00           2
   1047629 ROBERT E. MCCORMACK                                          $34,000               $33,889.92           2
   1047647 JAMES T. BROADWATER                                          $48,000               $47,780.61           2
   1047699 SPENCER BAUCOM                                               $48,400               $48,400.00           2
   1047763 WALTER J. TOMES                                              $66,000               $65,959.63           2
   1047773 PHILIP E. WALKLET                                            $40,500               $40,296.58           2
   1047782 WILMER GILYARD JR.                                           $58,500               $58,500.00           2
   1047802 SHIRLEY BURTS                                                $64,800               $64,786.79           2
   1047811 DIANA M. KECK                                                $39,500               $39,444.68           2
   1047842 ELAINE T VAUGHN                                              $65,500               $65,369.96           2
   1047850 MARIA D. FERNANDEZ                                           $70,000               $69,696.93           2
   1047881 MATTHEW L. SETTING                                           $33,000               $33,000.00           2
   1047891 KINGSEL MCKENZIE                                             $22,900               $22,884.51           2
   1047932 RYAN KEITH WILLIAMS                                         $129,600              $129,600.00           2
   1047943 GLORIA T. FRATONI                                            $76,000               $75,822.08           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1047956 MICHAEL D' AMELIO                                            $41,000               $40,861.20           2
   1047973 ROLLEN E. FISHER SR.                                         $45,000               $44,938.14           2
   1047996 MATTHEW J. SPAHIC                                            $35,000               $34,905.60           2
   1048000 DORIS PAIGE                                                  $20,000               $20,000.00           2
   1048002 RAQUEL RAELENE SCIBETTA                                      $63,000               $62,954.05           2
   1048018 CLAUDIO BRIANTE                                              $20,000               $20,000.00           2
   1048033 GEORGE CLARY                                                 $51,000               $50,798.91           2
   1048035 SUSAN K. KENDIG                                              $26,000               $25,848.01           2
   1048038 WALTER D. KINCAID                                            $28,000               $28,000.00           2
   1048075 JOSEPH M. BASILE                                             $52,000               $52,000.00           2
   1048082 CHRISTOPHER R. GEDNEY                                        $33,480               $33,329.04           2
   1048083 JOAN K. LEFF                                                 $35,000               $35,000.00           2
   1048095 WARREN LIGHT                                                $100,000               $99,990.83           2
   1048107 KYLE HOLMBECK                                                $55,000               $54,918.76           2
   1048111 GEORGE L. KINIMONTH                                         $245,000              $245,000.00           2
   1048116 MARTIN R. COHEN                                              $38,500               $38,500.00           2
   1048144 FRANK RUSSO                                                  $50,000               $49,816.52           2
   1048153 MICHAEL P. BUTLER                                           $127,500              $127,500.00           2
   1048159 JACQUELINE MALASZECKI                                        $21,000               $20,983.37           2
   1048176 MARTHA ROBERTS                                               $45,000               $44,652.29           2
   1048191 ROBERT NOACK                                                 $32,645               $32,645.00           2
   1048197 CHARLES F. HUSTED                                            $45,000               $45,000.00           2
   1048198 SEAN M. DEEGAN                                               $43,000               $43,000.00           2
   1048206 BETTY MCEWEN                                                 $35,000               $34,880.89           2
   1048231 MARY A. CELIS                                                $37,000               $36,905.77           2
   1048252 VINCENZO SCHIANO- DI-COLA                                    $30,000               $29,803.20           2
   1048262 RONALD W. MILLSPAUGH                                         $66,300               $66,089.27           2
   1048269 WILLIAM A. MATTHEWS                                          $75,000               $74,773.97           2
   1048275 JEAN A. DAVIS                                                $76,500               $76,477.88           2
   1048287 STEVE L. GRAY                                                $62,800               $62,746.74           2
   1048293 THELMA GRAY                                                  $48,000               $47,962.36           2
   1048303 MARY E. HARMON                                               $22,000               $22,000.00           2
   1048311 RODNEY ROLLE                                                 $33,600               $33,555.63           2
   1048321 KATHLEEN NISTOCK                                             $45,000               $44,878.33           2
   1048330 LOUISE T. WILLIAMS                                           $55,540               $55,512.57           2
   1048342 STEVEN W. DUNBAR                                             $52,000               $51,900.23           2
   1048344 BARBARA ANNE CLUCAS                                          $56,000               $55,894.74           2
   1048366 BARBARA H. MORGAN                                            $20,359               $20,359.00           2
   1048377 JODIE T. COLELLA                                            $129,000              $128,681.29           2
   1048390 PAM VANGROUW                                                 $25,000               $24,665.74           2
   1048396 JEFFREY R. HECHT                                             $25,000               $25,000.00           2
   1048403 FRANK GIORDIANO                                              $20,000               $20,000.00           2
   1048411 MARLENE DUVIVIER                                             $40,000               $40,000.00           2
   1048417 KENNETH V. BRONSON                                           $38,500               $38,404.21           2
   1048427 JAMES J. DOUGHERTY                                           $52,000               $51,754.43           2
   1048428 NELSON G. ANCRUM                                             $26,250               $26,250.00           2
   1048432 VIET THANH NGUYEN                                            $51,082               $51,082.00           2
   1048448 CATHERINE M. PALUMBO                                         $72,000               $71,870.32           2
   1048454 ALEXANDER WILLIAM DUNLOP                                     $68,000               $68,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1048462 BETTY L. DUNLEAVY                                            $33,000               $32,819.65           2
   1048464 MARION WILLIAMS                                              $59,600               $59,600.00           2
   1048478 CHARLES F. HUSTED                                            $37,600               $37,600.00           2
   1048558 GLORIA THOMAS                                                $36,000               $35,950.69           2
   1048572 MARA GOMOLKA                                                 $21,300               $21,195.20           2
   1048639 JAMES T. DUNMEYER                                            $38,000               $37,884.44           2
   1048641 MELVIN T. AUGHTMAN                                           $31,300               $30,974.80           2
   1048646 BRIAN D. SNOOK                                               $21,000               $20,868.31           2
   1048652 JENNIE L. FENTOS                                             $50,000               $49,810.25           2
   1048680 DAMION L. BARBER                                             $40,000               $39,822.00           2
   1048682 RODRINA Y. AARON                                             $55,250               $55,222.25           2
   1048687 WILTON R. MASSENGILL JR.                                    $250,000              $250,000.00           2
   1048704 ELLIS L. VIRGLE                                              $55,180               $55,180.00           2
   1048740 NEAL J. HUGHES                                               $20,000               $20,000.00           2
   1048745 JAMES E. WHITE                                               $54,900               $54,875.20           2
   1048753 ETHELL TAYLOR                                                $30,600               $30,600.00           2
   1048806 GARY MULE                                                    $57,900               $57,900.00           2
   1048840 DONNA L. DAVIS                                               $40,000               $39,836.15           2
   1048844 ALVIN LEVINE                                                 $68,000               $68,000.00           2
   1048871 DIANA V. JACKOWSKI                                           $50,500               $50,421.33           2
   1048934 STEVEN M. HINKLE                                             $25,000               $24,896.44           2
   1048942 EMMALINE DODSON MCNEAL                                       $62,000               $61,914.41           2
   1048944 QUEEN E. BROWN                                               $22,000               $22,000.00           2
   1048946 JOHN KLEBAUR                                                 $58,000               $58,000.00           2
   1048968 SHEILA B. GILLIAM                                            $67,500               $67,177.78           2
   1048971 BERNICE JORDAN                                               $72,500               $72,497.86           2
   1048974 EMMA JEAN R. RATLIFF                                         $40,800               $40,800.00           2
   1048980 FRANK EVERETT THOMPSON                                       $60,000               $60,000.00           2
   1048992 RONALD B. HAWCROFT                                           $34,500               $34,500.00           2
   1048999 JOHN E. FARNUM                                               $21,100               $21,050.35           2
   1049000 RAYMOND A. MINUTOLO                                          $27,000               $26,914.44           2
   1049006 CARLOS GEORGE SR.                                            $40,000               $40,000.00           2
   1049007 JAMES FREY                                                   $52,000               $52,000.00           2
   1049032 ROBERT E. CLEVELAND                                          $44,000               $44,000.00           2
   1049059 SALLY HAYES MACKAY                                           $30,000               $29,987.28           2
   1049074 PHILOMENA M. FEDELE                                          $70,000               $69,884.75           2
   1049080 KAZI A. HOSSAIN                                              $29,700               $29,675.29           2
   1049096 THOMAS TENNIS JR.                                            $32,000               $32,000.00           2
   1049097 JANET D. CORNETT                                             $53,550               $53,550.00           2
   1049131 PRISCILLA  A. JONES A/K/A                                    $60,300               $60,300.00           2
   1049140 WALTER I. AARON                                              $61,750               $61,750.00           2
   1049144 CYRIL VILLAFANA                                              $65,000               $64,876.10           2
   1049146 NANCY CARLISLE SCHUMACHER                                    $63,750               $63,741.28           2
   1049152 TIMOTHY PRICE                                                $38,700               $38,700.00           2
   1049160 MILLICENT PIERCE                                             $48,750               $48,556.15           2
   1049195 JEANETTE C. MOON                                             $25,000               $24,975.94           2
   1049225 JOANNE WOMBLE                                                $72,000               $72,000.00           2
   1049237 DAVID GROSS                                                  $25,000               $25,000.00           2
   1049238 TERENCE SIKORYAK                                             $25,000               $25,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1049282 ROB MARION                                                   $56,250               $56,250.00           2
   1049321 BRUNO P. SIMONELLI                                          $130,000              $130,000.00           2
   1049394 JACQUELINE P. VALENTINE                                      $70,000               $70,000.00           2
   1049396 WALTER F. DEGROOT                                            $20,000               $20,000.00           2
   1049413 GARY PFAUTZ                                                  $33,300               $33,228.71           2
   1049432 RICHARD BURGESS                                              $43,650               $43,650.00           2
   1049452 ANN NOLAN                                                    $27,500               $27,290.91           2
   1049453 STEPHEN G. CAVALLO                                           $28,000               $28,000.00           2
   1049454 JOAN DOLORES BENNIS-SALLE                                    $55,800               $55,516.00           2
   1049491 ANNE Y. THROWER                                              $31,000               $31,000.00           2
   1049493 JOHN P. BROWN                                                $20,000               $20,000.00           2
   1049500 JAMES GEORGE HYDRO                                           $30,400               $30,400.00           2
   1049533 BARBARA ELIZABETH DOMRASE                                    $60,000               $60,000.00           2
   1049535 PAUL CHRISTIAN                                               $65,700               $65,606.50           2
   1049539 FRANK PASHEL                                                 $67,500               $67,500.00           2
   1049563 DONALD R. BLY                                                $41,500               $41,500.00           2
   1049573 FRED MITCHELL                                                $52,800               $52,800.00           2
   1049574 BRENDA DILLARD                                               $62,850               $62,821.14           2
   1049577 BARBARA S. THIGPEN                                           $30,000               $29,904.27           2
   1049630 LAWRENCE H. MORINI                                           $35,000               $35,000.00           2
   1049659 DONNA M. BROWN-BURROUGH                                      $30,000               $30,000.00           2
   1049722 JOE C. WORKMAN                                               $57,500               $57,339.23           2
   1049726 PATRICIA A. LAFFERTY                                         $68,000               $67,987.01           2
   1049733 ALLAN H. ROSENBERG                                           $45,900               $45,900.00           2
   1049752 LAURENCE HIRSHON                                             $48,000               $48,000.00           2
   1049763 WILLIAM J. VANORE II                                         $28,400               $28,357.18           2
   1049767 ERIC TUSHAWN BURDEN                                          $78,200               $78,200.00           2
   1049768 ROBERT JOE AMOO                                              $40,950               $40,950.00           2
   1049778 JOHNNIE MAE THOMAS                                           $54,000               $54,000.00           2
   1049806 KAREN M. BAILEY                                              $45,000               $44,886.92           2
   1049858 VALERIE J. DUNN                                              $78,200               $77,961.35           2
   1049860 MARJORIE A. JONES                                            $39,200               $38,895.79           2
   1049905 CHARLES YACKLON                                              $34,500               $34,500.00           2
   1049938 RUZANNA BOGATI                                               $74,760               $74,760.00           2
   1049944 NANCY WOLINSKY                                              $275,000              $275,000.00           2
   1049981 NELSON WINGFIELD                                             $30,000               $29,885.51           2
   1049990 JOYCE GASKIN                                                 $50,000               $49,758.61           2
   1049997 TERRY K. WHITE                                               $56,800               $56,800.00           2
   1050041 VALLIE GAPAC                                                 $56,500               $56,494.39           2
   1050052 DONALD L. HAYES                                              $36,550               $36,549.11           2
   1050079 CLIFFORD BRYANT                                              $46,000               $45,936.55           2
   1050097 EMMETT COX                                                   $74,800               $74,673.79           2
   1050100 LARRY D. CARNES                                              $68,000               $67,998.79           2
   1050152 SUSAN M. JOHNSON                                             $55,000               $55,000.00           2
   1050157 LINWOOD JOHNSON JR.                                          $52,000               $52,000.00           2
   1050160 GLADYS COLLAZO                                               $28,000               $27,709.80           2
   1050216 SILVIA VERHEECK                                              $35,000               $34,886.54           2
   1050220 ROY R. HOWARD                                                $54,000               $54,000.00           2
   1050234 ANTHONY J. MELE JR.                                          $27,000               $26,921.66           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1050256 PETROLINE REID                                               $29,000               $29,000.00           2
   1050258 BERNICE HEATH                                                $50,000               $50,000.00           2
   1050272 P.DAVID HENRY                                                $52,000               $52,000.00           2
   1050353 RICHARD RIMMER                                               $31,000               $30,874.37           2
   1050437 SOLOMON EDWARDS                                              $54,000               $53,713.77           2
   1050500 WANDA SUE RICHARDS                                           $76,086               $76,086.00           2
   1050508 WILLIAM KISH                                                 $61,000               $61,000.00           2
   1050527 JOEL ALANIZ                                                  $50,000               $49,880.26           2
   1050553 BRIAN J. DAVEY                                               $24,200               $24,071.93           2
   1050555 THOMAS W. BANKS                                              $33,800               $33,800.00           2
   1050557 ADRIANE PARKS                                                $25,500               $25,500.00           2
   1050563 THOMAS ROSOLUK                                               $27,500               $27,500.00           2
   1050625 PETER IANNUCCI                                               $30,000               $30,000.00           2
   1050647 JAMES MIKE HERRIOTT                                          $63,000               $63,000.00           2
   1050652 WILLIAM DAVID CARDELL                                        $30,000               $29,893.80           2
   1050661 NANCY RYAN                                                   $49,000               $49,000.00           2
   1050672 JOHN G. DYER                                                 $36,000               $35,846.29           2
   1050745 EDWARD K. LOWERY                                             $33,600               $33,600.00           2
   1050749 ALTON SAWYER                                                 $54,000               $54,000.00           2
   1050776 DEBORAH SIMMONS-BROWN                                        $60,000               $59,866.99           2
   1050805 MICHAEL A. BRUMMELL                                          $51,000               $50,792.01           2
   1050824 TERRENCE LEE HEWITT                                          $64,000               $63,828.40           2
   1050840 MOISES RODRIGUEZ                                             $68,000               $68,000.00           2
   1050868 TERESA M. ROBINSON                                           $46,800               $46,595.69           2
   1050869 THOMAS ALAN FAIR                                             $69,300               $69,180.48           2
   1050894 ADA SCOTT ITF AHNNA R. SC                                    $45,000               $44,862.12           2
   1050926 SHEILA HARRIS                                                $58,500               $58,500.00           2
   1050936 SHEILA HARRIS                                                $49,500               $49,500.00           2
   1051024 LUZ RIVAS                                                    $20,000               $20,000.00           2
   1051026 PAMELA M. CHAVIS                                             $57,600               $57,600.00           2
   1051045 HAROLD E. LANE                                               $57,000               $57,000.00           2
   1051047 JAMES EVANS                                                  $27,000               $27,000.00           2
   1051098 MELODY A. MILLEDGE                                           $71,250               $71,150.11           2
   1051103 LARRY HOWARD BROWDY                                          $31,000               $30,873.57           2
   1051114 DUANE E. COON                                                $63,750               $63,750.00           2
   1051118 HELEN D. DIVERS                                              $42,400               $42,400.00           2
   1051119 KATHY HALLOCK                                                $61,200               $61,200.00           2
   1051129 SAMUEL LESTER                                                $25,000               $25,000.00           2
   1051137 SARAH RILEY                                                  $25,000               $24,927.59           2
   1051142 CARLA HUNTER                                                 $51,600               $51,600.00           2
   1051242 SUSAN ZIZZA                                                  $45,000               $45,000.00           2
   1051261 TAYLOR TULIP                                                 $28,800               $28,800.00           2
   1051271 WARREN MC NEILL                                              $26,000               $26,000.00           2
   1051273 BENEDICTO TAVERAS                                            $20,000               $20,000.00           2
   1051281 BILLY JOE YOUNG                                              $77,400               $77,400.00           2
   1051283 BARBARA STRAND                                               $43,200               $43,200.00           2
   1051295 TRAVIS MCADOO                                                $69,300               $69,247.51           2
   1051301 JEFFREY CRAIG                                                $48,250               $48,250.00           2
   1051309 DAVID E. IRICK                                               $35,000               $35,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1051312 LUCILLE S. HINE N/K/A LUC                                    $61,600               $61,600.00           2
   1051314 EDWARD WATTS                                                 $48,000               $48,000.00           2
   1051326 EUGENE CASH                                                  $35,000               $35,000.00           2
   1051355 JAMES I. MACPHERSON                                          $39,000               $39,000.00           2
   1051356 MARILYN STEERS                                               $60,300               $60,300.00           2
   1051361 HASENE SAMRIOGLU                                             $69,175               $68,791.96           2
   1051410 JANETTE SAMPSON                                              $61,200               $61,200.00           2
   1051469 LAURIE L. HUMES                                              $32,500               $32,500.00           2
   1051471 RANDY PAUL LEE                                               $75,000               $75,000.00           2
   1051480 DAVID SERRANO                                                $43,500               $43,226.98           2
   1051492 HENRY A P ELDON                                              $57,600               $57,600.00           2
   1051494 MANUEL LOUREIRO                                             $126,500              $126,500.00           2
   1051512 JOSEPH MAZZONE                                               $65,000               $65,000.00           2
   1051551 LOUIS BRICENO                                                $21,500               $21,500.00           2
   1051569 LEE SHERMAN                                                  $33,000               $33,000.00           2
   1051586 MANUEL DELEON                                                $52,500               $52,269.14           2
   1051605 JOHN KUBICEK                                                 $62,100               $62,100.00           2
   1051639 DAVID M. FITZPATRICK                                         $45,000               $45,000.00           2
   1051665 MITCHELL H. WARREN                                           $45,500               $45,500.00           2
   1051666 HENRY W. MCNUTT                                              $57,000               $57,000.00           2
   1051670 RITA GAINOR                                                  $56,800               $56,800.00           2
   1051687 JUANITA LEE                                                  $26,250               $26,250.00           2
   1051706 CHRISTINE A. CARSON COMER                                    $70,000               $70,000.00           2
   1051712 MICHAEL E. MILLER                                            $45,000               $45,000.00           2
   1051730 CALVERT W. THOMASON                                          $36,000               $36,000.00           2
   1051744 JOANN A. LEWIS GAINES                                        $52,000               $52,000.00           2
   1051765 DAVID M. SMART                                               $55,000               $55,000.00           2
   1051807 LORA D. BRACEY                                              $128,700              $128,700.00           2
   1051810 ESTHER M. WOJNO                                              $39,000               $38,707.72           2
   1051822 MAUREEN SOLOMON                                              $30,000               $30,000.00           2
   1051831 MICHAEL H. VELASCO                                          $318,750              $318,750.00           2
   1051834 EUGENE W. HARRIS                                             $23,400               $23,400.00           2
   1051859 SHARON Y. LONG                                               $61,500               $61,500.00           2
   1051875 STEPHEN M. GERHART                                           $68,500               $68,500.00           2
   1051886 ELIZABETH ARMFIELD                                           $25,000               $25,000.00           2
   1051912 BESSIE L. AUTRY                                              $46,750               $46,750.00           2
   1051918 ELLEN GIBBS                                                  $73,500               $73,500.00           2
   1051998 JARET THOMPSON                                               $50,000               $50,000.00           2
   1052001 DIANE D. LUCAS                                               $62,000               $62,000.00           2
   1052013 CHRISTOPHER A. ROANE                                         $41,000               $41,000.00           2
   1052015 TOM WISE                                                     $79,000               $79,000.00           2
   1052030 DANIEL J. CUGLER                                             $65,700               $65,700.00           2
   1052071 THOMAS F. WESTON                                             $37,500               $37,500.00           2
   1052079 ANTHONY HENDLEY                                              $30,750               $30,750.00           2
   1052096 ELEANOR D. FRANCK                                            $76,300               $76,300.00           2
   1052099 JOHN L. MULDOON                                              $55,000               $55,000.00           2
   1052117 LARRY R. SMITH                                               $49,300               $49,300.00           2
   1052128 LAVOYD  THOMAS BASS                                          $30,000               $30,000.00           2
   1052184 JAMIE BULGER                                                $246,500              $246,500.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1052197 ETHEL V. LITTLE TRUSTEE O                                    $56,500               $56,500.00           2
   1052205 FRED R. PARRY                                                $20,000               $20,000.00           2
   1052209 OWEN HOLLOWAY                                                $40,000               $40,000.00           2
   1052247 PATRICK HOBAN                                                $40,500               $40,500.00           2
   1052251 ANDREW KAYE                                                  $34,000               $34,000.00           2
   1052256 BARBARA COTTER                                               $40,000               $40,000.00           2
   1052265 JOHN M. ZANNI                                                $50,000               $50,000.00           2
   1052286 TERRY MICHAEL SPRATLING                                      $78,300               $78,300.00           2
   1052306 PEARLIE M. KING                                              $20,000               $20,000.00           2
   1052310 COREEN YOUNG                                                 $30,000               $30,000.00           2
   1052322 ADEN COLEMAN                                                 $40,000               $40,000.00           2
   1052326 WALTER I. AARON                                              $37,500               $37,500.00           2
   1052337 BETSY A. FAIRLEY                                             $46,000               $46,000.00           2
   1052347 ELMARSERECIA NELOMS                                          $59,500               $59,500.00           2
   1052372 ELLEN GIBBS                                                  $62,100               $62,100.00           2
   1052380 RONNIE WILLIAMS                                              $56,361               $56,361.00           2
   1052396 BARBARA ANN DAIGNAULT                                        $39,600               $39,600.00           2
   1052408 MICHAEL S. KORNHAUSER                                        $50,001               $50,001.00           2
   1052412 PATRICIA RIDGWAY                                             $32,200               $32,200.00           2
   1052418 ANNA LASOTA                                                  $30,000               $30,000.00           2
   1052420 ANGELIA F. TILLMAN                                           $55,250               $55,250.00           2
   1052421 STANLEY H. CIESLAK JR.                                      $129,000              $129,000.00           2
   1052423 MICHAEL PERRY                                                $35,000               $35,000.00           2
   1052430 SARAH D. HENRY                                               $55,800               $55,800.00           2
   1052432 BOBBY MITCHELL SMITH                                         $45,000               $45,000.00           2
   1052446 JOSEPH BRUNI                                                 $27,500               $27,500.00           2
   1052502 ROBERTO VELEZ JR.                                            $30,000               $30,000.00           2
   1052508 TRACY K. COWARD                                              $25,000               $25,000.00           2
   1052521 JOSEPH P. LARDINELLI                                         $65,000               $65,000.00           2
   1052523 PETER HONERKAMP                                              $78,800               $78,800.00           2
   1052571 JOY LYNN MURRAY                                              $72,000               $72,000.00           2
   1052575 RONALD M. BERRY                                              $41,600               $41,600.00           2
   1052627 THOMAS HOLLOWAY                                              $60,000               $60,000.00           2
   1052662 JOHN MEZZINA                                                 $25,000               $25,000.00           2
   1052679 KEITH R. WITTENRICH                                          $40,000               $40,000.00           2
   1052682 PAMALA AMOS                                                  $45,000               $45,000.00           2
   1052686 PATRICIA W. MIXON                                            $78,300               $78,300.00           2
   1052695 MARIA VAN DER KLEUT                                          $42,000               $42,000.00           2
   1052735 DAVID R. WILLIAMS                                            $55,800               $55,800.00           2
   1052740 BRENDA L. COX                                                $62,780               $62,780.00           2
   1052749 MARGITA KUNDID-RUDOVICH                                      $40,000               $40,000.00           2
   1052800 PETER GRAHAM                                                 $75,000               $75,000.00           2
   1052824 MARY B. CHESTER                                              $55,800               $55,800.00           2
   1052825 ROBERT P. MCDONALD                                           $43,200               $43,200.00           2
   1052864 SONYA REED CATO                                              $59,400               $59,400.00           2
   1052868 MARION E. THOMAS                                             $29,700               $29,700.00           2
   1052885 SHERRIE L. WALL BOHANON                                      $77,400               $77,400.00           2
   1052889 RAY K. GROVE                                                 $70,000               $70,000.00           2
   1052894 KARL BRITTELL                                                $27,000               $27,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1052896 HERMAN RAY BURNS                                             $31,500               $31,500.00           2
   1052913 JOHN D. CRESTA SR.                                           $25,000               $25,000.00           2
   1052919 JAMES MALAQUIAS                                              $40,000               $40,000.00           2
   1052937 MARLIESE R. MARTIN                                           $39,400               $39,400.00           2
   1052963 RICHARD A. BAUGH                                             $63,750               $63,750.00           2
   1052969 THOMAS BECKVERMIT                                            $30,000               $30,000.00           2
   1052978 GARY W. PATTESON                                             $30,000               $30,000.00           2
   1052986 GERALD PROVOST                                              $258,000              $258,000.00           2
   1053009 CASSANDRA SHAW                                               $31,200               $31,200.00           2
   1053011 CASSANDRA SHAW                                               $32,000               $32,000.00           2
   1053049 JODI MICHELLE BURKE                                          $52,650               $52,650.00           2
   1053060 DENISE R. COUBAROUS                                          $62,500               $62,500.00           2
   1053061 STUART M. PEPOSE                                             $25,000               $25,000.00           2
   1053065 MITCHELL BENNETT                                             $64,500               $64,500.00           2
   1053121 PHILOMENA MILLER                                             $60,000               $60,000.00           2
   1053130 ARTHUR MAE, TRUSTEE OF AR                                    $70,200               $70,200.00           2
   1053179 JOHN T. GASPARAITIS                                          $30,300               $30,300.00           2
   1053184 FRANK L. MELLOR                                              $42,500               $42,500.00           2
   1053195 WALTER F. BUCKLEY JR.                                        $30,000               $30,000.00           2
   1053205 LAWRENCE E. MAYO III                                         $22,000               $22,000.00           2
   1053224 BETTY R. DEAN                                                $30,000               $30,000.00           2
   1053254 ROZELLA R. HILL                                              $55,200               $55,200.00           2
   1053259 PHILIP WHITE                                                 $54,600               $54,600.00           2
   1053360 JESSIE TOMPKINS                                              $37,000               $37,000.00           2
   1053419 VINCENT DIBERARDO                                            $25,000               $25,000.00           2
   1053428 GARY ALLEN LINK                                              $70,200               $70,200.00           2
   1053442 TRISTAN F. COOLEY                                            $68,000               $68,000.00           2
   1053474 WILFREDO E. MEDINA                                           $73,700               $73,700.00           2
   1053520 LEOLA L. GIVINS                                              $76,000               $76,000.00           2
   1053545 DEBORAH A. TESMER                                            $45,500               $45,500.00           2
   1053547 ROGELIO MARTINEZ                                             $74,000               $74,000.00           2
   1053559 SHARON R. ESTES                                             $241,740              $241,740.00           2
   1053564 VIVIAN MCBRIDE                                               $36,000               $36,000.00           2
   1053566 STEVEN P. PENNY                                              $21,000               $21,000.00           2
   1053568 GEORGE A. BINNS                                              $25,000               $25,000.00           2
   1053585 WAYNE HACKETT                                                $51,300               $51,300.00           2
   1053636 HORACIO TENDERIO                                             $42,000               $42,000.00           2
   1053642 CATHERINE ROMAN                                              $25,000               $25,000.00           2
   1053673 RONALD J. BARRETT                                            $85,380               $85,380.00           2
   1053701 LYNDA C. TAYLOR                                              $55,000               $55,000.00           2
   1053709 PAUL B. HALL                                                 $25,500               $25,500.00           2
   1053719 ROBERT L. BRITTON III                                        $30,000               $30,000.00           2
   1053734 THERESE HIMAIA                                               $34,000               $34,000.00           2
   1053757 TIMOTHY M. RODGERS                                           $65,000               $65,000.00           2
   1053791 DAVE R. BANASZYNSKI                                          $30,000               $30,000.00           2
   1053815 ROBERT J. FOX                                                $24,400               $24,400.00           2
   1053893 GEORGE SWALLOW                                               $68,800               $68,800.00           2
   1053926 RICHARD FORTUNA                                              $20,000               $20,000.00           2
   1053942 DEAN A. CATIGNANI                                           $245,000              $245,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1054011 MARK A. NOCE                                                 $55,250               $55,250.00           2
   1054017 HILARY NIXON                                                 $25,000               $25,000.00           2
   1054019 BRENDA MCCOY                                                 $35,000               $35,000.00           2
   1054036 IRENE SIBLEY                                                 $79,000               $79,000.00           2
   1054066 JOSEPHINE M. ROBINSON                                        $62,100               $62,100.00           2
   1054120 BENITO NATIVIDAD                                             $40,000               $40,000.00           2
   1054124 THOMAS BABIARZ                                               $27,500               $27,500.00           2
   1054166 SOPHIA SMITH                                                 $26,400               $26,400.00           2
   1054201 JOHN M. ADAMS                                                $40,000               $40,000.00           2
   1054254 ROGER E. MORGAN                                              $58,500               $58,500.00           2
   1054262 VERNIDA HAMILTON                                             $57,300               $57,300.00           2
   1054285 THOMAS A. GIGLIOTTI                                         $124,000              $124,000.00           2
   1054317 MARCEL R. LAMBRECHT                                         $128,000              $128,000.00           2
   1054358 JEAN L. WAKEFIELD                                            $67,500               $67,500.00           2
   1054426 BARBARA A. TREGLOWN                                          $71,500               $71,500.00           2
   1054478 JOHN E. VETERI                                               $29,300               $29,300.00           2
   1054518 PATSY E. DAVIS                                               $75,000               $75,000.00           2
   1054559 BRENDA J. HUGHES                                             $40,500               $40,500.00           2
   1054562 JULIA B. TODD                                                $51,000               $51,000.00           2
   1054564 JULIA BELL TODD                                              $66,600               $66,600.00           2
   1054571 MARVIN A. ROTH                                               $33,800               $33,800.00           2
   1054591 ALAN D. SILVERMAN                                            $22,000               $22,000.00           2
   1054676 SHIRLEY G. LIPSCOMB NKA S                                    $42,000               $42,000.00           2
   1054729 EDWARD E. CHARLIER JR.                                       $24,600               $24,600.00           2
   1054733 SIMON WILSON                                                 $67,000               $67,000.00           2
   1054756 JOSEPH E. HAMNER                                             $49,300               $49,300.00           2
   1054808 WEYMAN B. WHEELER                                            $32,500               $32,500.00           2
   1054932 MARYANN MCFADDEN                                             $38,476               $38,476.00           2
   1054961 BODO FOITZIK                                                 $73,150               $73,150.00           2
   1055031 SANDY RAPAGLIA                                               $30,500               $30,500.00           2
   1055153 WEYMAN B. WHEELER                                            $37,700               $37,700.00           2
   1055154 WEYMAN B. WHEELER                                            $65,000               $65,000.00           2
   2021730 MARK W. WILLIS                                               $35,600               $35,260.50           2
   9013166 ARTHUR OLSEN                                                 $49,000               $48,723.80           2
   9013242 JEANNOT R. HANKINS JR.                                       $30,000               $29,870.50           2
   9013250 JOHN R. SOPKO                                                $36,000               $36,000.00           2
   9013261 CHERYL DAVIS                                                 $45,600               $45,600.00           2
   9013396 LOUIS A. PATERNOSTRO                                         $50,000               $49,552.75           2
   9013404 TERRANCE E. BRUNNER                                          $41,000               $41,000.00           2
   9013409 DOUGLAS W. POPPALARDO                                        $30,000               $29,882.71           2
   9013413 HELEN O. CAMERON                                             $28,000               $27,926.40           2
   9013428 CYNTHIA R. STEVENS                                           $32,000               $31,903.58           2
   9013431 DONNA M. ABBEY                                               $27,500               $27,500.00           2
   9013436 NELSON CAPOTE                                                $26,400               $25,980.45           2
   9013461 WILLIAM F. PALMIERI                                          $96,600               $96,574.98           2
   9013462 GABRIEL T. OBESTER                                          $129,500              $128,494.11           2
   9013467 CATHERINE C. JAMES                                           $36,000               $35,742.42           2
   9013474 PATRICIA L. WEYGAND                                          $35,000               $34,818.47           2
   9013476 BETTY J. BRADDOCK                                            $54,000               $53,733.81           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   9013479 WILLIAM HOLDERNESS JR.                                       $51,450               $51,053.43           2
   9013493 FREDERICK C. HEILBRON                                        $35,000               $34,976.54           2
   9013497 SHADIFF MC KAMIE                                             $36,985               $36,562.64           2
   9013501 DONALD L. HEILMAN                                            $44,000               $43,993.05           2
   9013502 PAUL E. STEINMETZ                                            $68,383               $68,383.00           2
   9013504 MARY TAYLOR                                                  $33,000               $32,949.17           2
   9013509 WILLIAM V. ROACHE                                           $126,000              $125,863.86           2
   9013513 SPARKLE GABRIELLE                                            $48,000               $47,822.28           2
   9013514 ANGELA CUNNINGHAM                                            $42,300               $42,300.00           2
   9013515 JESSIE L. COLES                                              $42,250               $42,211.18           2
   9013519 EDWARD F. MALLOY                                             $45,000               $44,787.61           2
   9013521 COLIN CAMPBELL                                               $35,000               $34,961.84           2
   9013527 WILLIAM RAZZANO                                              $30,000               $29,992.80           2
   9013528 HERMAN A. MEYER                                              $30,000               $29,959.46           2
   9013535 DAVID J. CUTMAN                                              $24,500               $24,500.00           2
   9013554 CALVIN H. KNOWLTON                                           $74,800               $74,800.00           2
   9013555 ANN MARIE GILMARTIN                                          $59,000               $58,845.37           2
   9013556 EILEEN CHIULLI                                               $28,400               $28,045.03           2
   9013558 THOMAS E. POPE                                               $38,250               $38,011.67           2
   9013577 VINCENTINA M. RUGGERI                                        $21,500               $21,477.48           2
   9013592 BRIAN D. CLARK                                               $26,500               $26,437.37           2
   9013594 JAMES R. KNAPP                                               $45,000               $44,663.49           2
   9013606 GARY L. LAUBSCHER                                            $31,000               $30,925.75           2
   9013616 SANDRA L. PANAGOS                                            $42,000               $41,771.47           2
   9013619 MARY ANN POLK-UMANSKY                                        $29,700               $29,416.38           2
   9013637 FRANK JOHN TALLARICO JR.                                     $60,000               $59,804.91           2
   9013645 FRANCIS T. ROBBINS                                           $22,000               $21,803.05           2
   9013652 MICHAEL J. GARMAN                                            $20,600               $20,502.42           2
   9013658 PETE P. BONACCI                                              $24,477               $24,477.00           2
   9013660 JEFFREY J. SLODYSKO                                          $44,800               $44,800.00           2
   9013662 ROBERT E. LANNAN                                             $20,000               $20,000.00           2
   9013663 ELIZABETH GONZALEZ                                           $29,800               $29,800.00           2
   9013668 LEONARD R. WINOGORA                                          $26,000               $26,000.00           2
   9013671 EDWARD P. OSMOND                                             $75,000               $75,000.00           2
   9013685 JOSEPH J. CIOCCO                                             $40,306               $40,291.42           2
   9013692 EDA SOLE                                                     $26,100               $26,053.21           2
   9013714 WILLARD GROVER VANEGAS                                       $21,500               $21,476.59           2
   9013725 MARLENE AZZUOLO                                              $58,000               $57,937.32           2
   9013729 LORRAINE FRITH                                               $60,000               $60,000.00           2
   9013741 LINDA M. WILLIAMS                                            $45,300               $45,300.00           2
   9013770 ANGELINE K. KRAMER                                           $37,000               $37,000.00           2
   9013777 WILLIAM J. STADELMAN                                         $24,000               $24,000.00           2
   9013783 EUGENE MILARSKY                                              $50,000               $50,000.00           2
   9013793 ROBERTA PHOENIX                                              $50,000               $50,000.00           2
   9013797 PAUL C. BROWN                                                $31,500               $31,500.00           2
   9013798 JAMES HULICK                                                 $40,000               $40,000.00           2
   9013806 MARLIN PAUL                                                  $35,000               $35,000.00           2
   9013810 SALLY A. EARLY                                               $20,000               $20,000.00           2
   9013813 JAMES A. SONNER                                              $35,592               $35,592.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   9013821 SANDRA L. SEVER                                              $72,000               $72,000.00           2
   9013828 RICHARD H. RAUER                                             $69,000               $69,000.00           2
   9013830 CHRIS HONORE                                                 $26,000               $26,000.00           2
   9013848 JAMES J. CAPRIO                                              $37,500               $37,500.00           2
   9013852 JESSE K. WITMER                                              $58,800               $58,800.00           2
   9013869 BRUCE T. DAUDELIN                                            $21,500               $21,500.00           2
   9013878 CHARLES J. KREGLOW                                          $128,000              $128,000.00           2
3000000185 ADRIENNE MCWILLIAMS                                         $310,000              $310,000.00           2
3019841476 BEDROS BAHARYAN                                             $236,000              $236,000.00           2
3019841840 SPIROS KATSONOPOULOS                                        $284,750              $284,750.00           2
3019941621 JOHN W. CORDRAY                                             $350,000              $350,000.00           2
3019941994 MICHELE STEPHENSON                                          $242,250              $242,250.00           2
3039806984 FREDERICK C. KNIESLER, JR                                   $200,000              $200,000.00           2
3039837699 BEVERLY CRIFASI                                              $40,000               $40,000.00           2
3039841458 IRWIN E. BILLMAN                                            $200,000              $199,252.21           2
3039942077 DAVID DENNISON                                               $85,000               $85,000.00           2
3039942213 LAWRENCE LEFCORT                                            $174,166              $174,166.00           2
3039942445 DERMOTT CLANCY                                              $259,400              $259,400.00           2
3000000100 NICHOLAS J. GONNELLA                                         $41,000               $41,000.00           2
3000000182 RICHARD B. MCPHERSON                                         $42,250               $42,040.18           2
3000000196 TERRI L. GABRIEL                                             $45,000               $44,966.15           2
3000000199 DERERK W. COPELAND SR.                                       $27,000               $27,000.00           2
3019800777 FRANK VALDES                                                 $60,000               $60,000.00           2
3019800811 MARIANNE R. CASPER                                           $25,000               $24,981.19           2
3019804609 EARL SPAHLINGER                                              $63,750               $63,710.62           2
3019804724 ROGER A. HORONETZ                                            $33,000               $32,934.70           2
3019804818 TERESA STOTT                                                 $37,050               $36,848.90           2
3019804822 BRYAN S. MADDOX                                              $32,250               $32,136.11           2
3019804839 DAVID BARTHEL                                                $22,400               $22,357.62           2
3019806479 HAROLD E. CONNOR                                             $38,400               $38,400.00           2
3019806642 HENRIETTA McLEAN                                             $24,200               $24,200.00           2
3019806651 LAKESHIA THOMAS                                              $28,000               $28,000.00           2
3019806697 CHARLES D. TOBLER                                            $66,400               $66,400.00           2
3019806764 EDWIN ROMAN                                                  $30,600               $30,595.44           2
3019806834 MARY M. EYER                                                 $73,100               $72,998.66           2
3019806885 RONALD L. SIMMONS                                            $42,000               $41,856.54           2
3019806978 RUSSELL D. FINNEY                                            $42,000               $41,966.92           2
3019807005 PEDRO A. MALDONADO                                           $55,000               $54,994.46           2
3019807040 RICHARD JOHNS                                                $66,725               $66,704.26           2
3019807098 MARTHA J. BURLSON                                            $43,575               $43,416.12           2
3019837578 LYNN LYMON                                                   $29,250               $29,250.00           2
3019840255 ROBERT A. ENGLISH                                            $76,000               $75,839.04           2
3019841563 JOSEPH G. WERNOCK                                            $70,000               $69,993.40           2
3019841578 SYLVIA ANN ROWLAND                                           $68,600               $68,388.93           2
3019841599 GERALD WILLAIDOM                                            $123,750              $123,579.31           2
3019841612 CHARLOTTE R. AIKEN                                           $31,500               $31,458.13           2
3019841657 SALVATORE F SACINO                                           $50,000               $49,907.87           2
3019841697 TIMOTHY J. ECKENRODE                                         $50,000               $49,857.74           2
3019841759 LUCEA REID                                                   $30,000               $29,929.66           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3019841812 PRICE D. BENNETT, JR.                                        $39,200               $39,200.00           2
3019841837 THOMAS WARD                                                  $65,000               $64,966.13           2
3019841982 SHEENA C BALLARD                                             $72,100               $71,893.16           2
3019842016 EARL HINSON                                                 $127,500              $127,500.00           2
3019891934 WILLIAM T HANDY SR                                           $35,275               $35,226.36           2
3019892280 JEROME A. ATKINS                                             $63,375               $63,375.00           2
3019892535 GINGER L. VARTULI                                            $60,000               $60,000.00           2
3019904764 CHRISTOPHER J. MARTIN                                        $48,160               $48,160.00           2
3019904809 KEVIN M. SINGLETON                                           $57,750               $57,750.00           2
3019904819 ERMA J. CAMPBELL                                             $68,400               $68,400.00           2
3019904823 STANLEY E. WYATT                                             $70,000               $70,000.00           2
3019904825 DAVID WILLIAMS                                               $62,625               $62,625.00           2
3019904836 DAVID WILLIAMS                                               $58,175               $58,175.00           2
3019904866 EDWARD L LAWLER                                              $40,800               $40,800.00           2
3019904901 WALTER A. ALFORD                                             $56,100               $56,100.00           2
3019904913 WILLIAM K. JONES                                             $52,500               $52,500.00           2
3019904922 PATRICK F. BARRETT                                           $39,000               $39,000.00           2
3019906829 EMMETT M. WRIGHT                                             $64,000               $64,000.00           2
3019906960 DAVID M SERENY                                               $26,250               $26,250.00           2
3019906975 DONALD A. THOMAS                                             $45,000               $45,000.00           2
3019907049 ALBERT L. HAMMOCK                                            $66,400               $66,400.00           2
3019907059 GEORGE T. ANTONIOU                                          $125,000              $125,000.00           2
3019907060 LISA G. DAVIS                                                $44,800               $44,640.42           2
3019907104 SCOTT A. SARGENT                                             $68,800               $68,800.00           2
3019907147 RICHARD TOKAR                                                $63,750               $63,750.00           2
3019907152 FRANK S.J. GROSSI                                            $48,000               $48,000.00           2
3019907182 KIM L. GRANTHAM                                              $65,900               $65,900.00           2
3019907184 DAVID M SERENY                                               $24,000               $24,000.00           2
3019907201 ANTONI X. PULLIAM                                            $66,400               $66,400.00           2
3019907255 JAMES D. HAMLET                                              $32,000               $32,000.00           2
3019907270 TONIE LOVE                                                   $50,250               $50,250.00           2
3019907286 BRYAN E. SMITH                                               $37,200               $37,200.00           2
3019907342 JUANITA DRYDEN                                               $56,100               $56,100.00           2
3019907389 GUADALUPE BALLESTER                                          $45,120               $45,120.00           2
3019907394 MARY ELLEN T. LEOTTA                                         $64,000               $64,000.00           2
3019930694 WILLIAM J. ECKENRODE                                         $34,500               $34,500.00           2
3019939785 GAMAL PRESTON                                                $47,250               $47,250.00           2
3019940950 FAMI JOYCE                                                   $28,500               $28,500.00           2
3019941692 BRUCE ASHLINE                                                $32,000               $32,000.00           2
3019941940 GEORGE MICHAELS                                              $23,100               $23,100.00           2
3019942024 VIBERT BAPISTE                                              $124,000              $124,000.00           2
3019942219 KENNETH JOHNSON                                              $38,500               $38,500.00           2
3019942222 DION HOUSER                                                  $52,000               $52,000.00           2
3019942226 KENNETH JOHNSON                                              $38,500               $38,500.00           2
3019942240 FRANK N. GERCARELLI                                          $25,000               $24,887.39           2
3019942253 VICTOR RIVERA                                                $26,250               $26,082.22           2
3019992421 I. HIWOTT                                                    $23,375               $23,231.82           2
3019992465 WILLIE E. HILL                                               $67,150               $67,150.00           2
3019992483 MARVA ELIZABETH TYLGHMAN                                     $76,000               $76,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3019992519 JERRY W. MCGINNIS, SR.                                       $42,000               $42,000.00           2
3019992569 BEAULAH D ZABEL                                              $64,800               $64,800.00           2
3019992626 PARKE R. BROWN                                               $63,750               $63,750.00           2
3039840888 EDWARD RADEMAKER                                             $49,770               $49,693.98           2
3039841203 DENNIS B GARDNER                                             $23,888               $23,853.93           2
3039841573 JUSTIN R. TUPIK                                              $25,000               $25,000.00           2
3039841670 MILTON WILLS                                                 $47,530               $47,506.13           2
3039841863 MARK H. DALALIAN                                             $42,345               $42,250.00           2
3039841903 JOHN LOTITO, JR.                                             $64,000               $63,878.68           2
3039841958 RICHARD PASINER                                              $63,000               $63,000.00           2
3039842047 IDA M. RADVANSKY                                             $48,000               $48,000.00           2
3039906946 SHEILA BROWN CORA                                            $60,000               $60,000.00           2
3039942176 FRANCISA S. MIER                                             $23,083               $23,083.00           2
3039942489 WAYNE H. SAPP                                                $43,500               $43,500.00           2
3100001283 PETER P. NERI                                                $27,000               $26,836.53           2
3100001323 THOMAS LAWRENCE SUMMEY                                       $78,000               $77,721.17           2
3100001775 NORMAN C. GARRISON                                           $76,500               $76,111.25           2
3100002123 GARY W. WHITESELL                                            $30,400               $30,400.00           2
3100002696 RAY M. GAMIDO                                                $65,000               $64,808.02           2
3100003078 DOUG E. COTTER                                               $46,875               $46,875.00           2
3100003082 DAVID A. MATAGIESE                                           $31,000               $31,000.00           2
3100003136 RANDY L. HATCHETTE                                           $25,000               $24,898.67           2
3100003342 ZANNIE LEE WILLIAMS                                          $42,500               $42,381.70           2
3100003346 TANCY BERT UTLEY                                             $20,000               $20,000.00           2
3100003370 SHARON R. JORDAN                                             $55,250               $55,250.00           2
3100003418 GREGORY G. REAGAN                                            $48,000               $47,891.26           2
3100003426 EZEKIEL JOHNSON                                              $44,200               $44,200.00           2
3100003437 BERNARD SHANNON                                              $27,000               $26,937.22           2
3100003462 JAY C. ISRAEL                                                $72,250               $72,250.00           2
3100003492 KEITH DELAPORTE                                              $50,063               $49,988.87           2
3100003507 ROBERT D. ROBERTS                                            $54,400               $54,400.00           2
3100003523 TEGWEN H. HAURIN                                             $29,000               $28,888.01           2
3100003566 JERRY CAPORALE                                               $30,700               $30,306.03           2
3100003567 PATRICIA R. DICKMAN                                          $52,500               $52,322.87           2
3100003570 WAYNE P. HAMMER                                              $24,000               $23,915.24           2
3100003621 JOHN B. PACANOWSKI                                           $55,250               $55,250.00           2
3100003622 EARLENE L. MILLER                                            $23,000               $23,000.00           2
3100003643 EMMETT E. REID                                               $20,000               $20,000.00           2
3100003650 BARBARA C. JOHNSON                                           $59,500               $59,500.00           2
3100003673 GEORGE D. MORSE                                              $31,200               $31,200.00           2
3100003694 KALWATTI MAHARAJ                                             $20,000               $20,000.00           2
3100003724 JUDITH A. LANDER                                             $58,000               $58,000.00           2
3100003725 BERNICE PRICE                                                $44,000               $43,750.10           2
3100003731 RICARDO R. RIVERA                                            $20,000               $20,000.00           2
3100003739 DOMINICK A. CIMINO                                           $22,400               $22,400.00           2
3100003784 J0HNNY JONES III                                             $72,000               $72,000.00           2
3100003826 TODD A. BAYLOCK                                              $51,000               $51,000.00           2
3100003847 MICHELE GADSON                                               $25,000               $25,000.00           2
3100003852 MELVIN D. MARIETTA                                           $68,000               $68,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3100003856 GLORIA HUDSON                                                $54,000               $54,000.00           2
3100003864 HELEN GILL                                                   $55,750               $55,750.00           2
3100003892 MARY GOODEN                                                  $24,000               $24,000.00           2
3100003911 RICHARD A. SHEKELL                                           $32,400               $32,400.00           2
3100003913 MARY P. ASHLEY                                               $22,166               $22,166.00           2
3100003914 ROGER D. EVANS                                               $22,500               $22,500.00           2
3100003944 CYNTHIA A. CURETON                                           $60,775               $60,775.00           2
3100003958 SAUNDRA L. WOODS                                             $30,000               $30,000.00           2
3100003982 TANZY BRASWELL                                               $29,250               $29,250.00           2
3100003983 RODGER L. HANNAH                                             $44,000               $44,000.00           2
3100004028 RUSSEL N. BUSBY                                              $68,000               $68,000.00           2
3100004055 ROSEMARY SEDALIS                                             $74,000               $74,000.00           2
3100004176 LARNELL JONES                                                $30,250               $30,250.00           2
3100004271 NATALE AMMIRATI                                              $21,000               $21,000.00           2
     10408 STAAT'S HEROLD TOURS, INC                                   $150,000              $150,000.00           1
     10436 RICHARD A. DIDIO JR.                                         $25,000               $25,000.00           1
     10438 F. EARL REED JR.                                             $20,000               $19,901.83           1
     10441 MICHELE MAFFEI                                               $23,000               $23,000.00           1
     10442 MARYLAND MASONRY CORPORAT                                   $200,000              $200,000.00           1
     10445 AKILLE, INC,                                                 $80,000               $80,000.00           1
     10450 A. & C. PRECISION, INC.                                     $150,000              $150,000.00           1
     10451 FIVE STARS TRANSMISSION S                                    $85,000               $85,000.00           1
     10460 ROME RECORDING, INC.                                         $88,000               $88,000.00           1
     10464 Z.J.H., INC.                                                $211,000              $211,000.00           1
     10465 CAROLYNN SCHAFFT                                             $25,000               $25,000.00           1
     10471 RHYMER & RHYMER REALTY CO                                   $200,000              $200,000.00           1
     10474 ALEXANDER HERRERO                                            $23,000               $23,000.00           1
     10476 CAFFE AURORA                                                $100,000              $100,000.00           1
     10477 ABDUL BILAL                                                 $100,000              $100,000.00           1
     10482 BURGETTSTOWN AREA DAY CAR                                    $80,000               $80,000.00           1
     10484 MELVIN DURANT                                                $20,000               $20,000.00           1
   8882155 SHERRY L. ALLEN                                              $25,000               $25,000.00           1
   8882157 THE OUTDOOR EXPERIENCE, L                                    $30,000               $29,639.54           1
   8882158 THOMAS H. COLTON JR.                                         $20,000               $20,000.00           1
   8882160 JUNG I. HA                                                  $108,000              $108,000.00           1
   8882164 EDUARDO GONZALEZ                                             $17,000               $17,000.00           1
   8882165 LORI STONE                                                  $180,000              $180,000.00           1
     10492 THOMAS ADAMS                                                $200,000              $200,000.00           1
     10495 AXIOCOM, INC.                                               $150,000              $150,000.00           1
   1044879 DORIS KLEIN                                                  $20,000               $20,000.00           1
   1045359 MUHAMMAD SHARIF                                              $80,000               $80,000.00           1
   1046366 RILEY W. TRAVERS JR.                                         $86,275               $86,275.00           1
   1047560 BEATRICE TAMAY                                              $144,000              $144,000.00           1
   1047608 CECILIA SOTO                                                $144,000              $144,000.00           1
   1047631 PASTOR M. BONILLA                                           $148,500              $148,497.30           1
   1048370 KYWONG MCINTYRE                                             $104,000              $104,000.00           1
   1048551 NIDIA DEJESUS TAVERAS                                       $148,500              $148,458.11           1
   1048965 MARY E. HARMON                                               $28,400               $28,400.00           1
   1048978 JOSEPH B. WALSH                                             $120,500              $120,500.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1049164 WILLIAM M. GAINES JR.                                        $81,500               $81,500.00           1
   1049301 DARRYL JONES                                                $148,500              $148,245.92           1
   1049401 JUDY BISCOTTI LEWIS                                          $22,000               $22,000.00           1
   1049742 MARY E. BROWN                                                $22,400               $22,400.00           1
   1050063 BENNIE WILKINS                                              $144,000              $144,000.00           1
   1050879 PATRICK J. VOLINO                                            $19,000               $18,940.98           1
   1051345 RONNIE CLARK                                                $162,000              $162,000.00           1
   1051447 DAVID NORRIS                                                 $84,065               $84,065.00           1
   1051465 RICHARD R. SULLIVAN                                         $110,500              $110,500.00           1
   1051814 WILLIAM C. WALKER                                            $13,000               $12,782.29           1
   1051884 HENRY MARTIN                                                $148,500              $148,092.07           1
   1051913 SCOTT ERICK HUGHES                                          $112,500              $112,500.00           1
   1051940 CLINTON GEORGE ROWE                                         $162,000              $162,000.00           1
   1052019 MARK RYAN                                                    $29,250               $29,250.00           1
   1052220 KATHLEEN M. VANCE                                            $28,000               $28,000.00           1
   1052543 GLORIA D. RICKETTS                                          $195,000              $195,000.00           1
   1052583 MICHAEL T. REIS                                             $204,000              $204,000.00           1
   1052774 BERNABE GONZALES                                            $171,000              $171,000.00           1
   1052893 DANNY H. CLAXTON                                             $87,750               $87,750.00           1
   1052994 WILLIAM SLAUGHTER                                            $81,900               $81,588.45           1
   1053098 BEDFORD E. HAWKINS                                          $157,500              $157,500.00           1
   1053227 CAROL W. QUINN                                               $23,000               $22,884.51           1
   1053299 JERRY HOOVER JR.                                             $92,000               $92,000.00           1
   1053689 MICHEAL S. BEAVER                                            $24,000               $24,000.00           1
   1053781 CLAUDETTE DUNSTON                                            $28,000               $27,929.93           1
   1053782 GEORGE T. MUNLEY                                             $22,545               $22,545.00           1
   1053792 JAMES LABRIOLA                                               $14,900               $14,900.00           1
   1053795 KATHLEEN K. MARTIN                                           $85,000               $84,794.19           1
   1053816 STEVEN J. CORMIER                                            $20,000               $20,000.00           1
   1053932 GENEVIEVE RUDERSON RORIE                                     $29,000               $29,000.00           1
   1053968 MARY ELIZABETH EVANS                                        $106,642              $106,642.00           1
   1054056 PATRICIA M. BOUDER                                          $103,000              $103,000.00           1
   1054068 NAOMI SNEED                                                 $121,550              $121,550.00           1
   1054076 GLENN W. DAVIS                                              $116,500              $116,194.72           1
   1054140 DEAN K. SHIMABUKURO                                         $152,100              $152,100.00           1
   1054158 SHIRLEY HALL                                                 $91,800               $91,800.00           1
   1054250 LEONILDA RODRIGUEZ                                          $113,900              $113,900.00           1
   1054270 FANNIE  MAE RENFRO                                           $93,000               $93,000.00           1
   1054316 WILLIE L. COOPER                                             $85,500               $85,359.12           1
   1054373 LOIS F. BELL                                                 $88,000               $88,000.00           1
   1054410 HENRY A. GARCIA                                              $97,750               $97,750.00           1
   1054414 ELLA HILL CORDERY                                            $20,000               $20,000.00           1
   1054430 JEFFIE HILL                                                 $184,500              $183,874.17           1
   1054453 VALARIE PAVILISH                                            $108,500              $108,500.00           1
   1054493 WILLIAM FOY BY HIS ATTORN                                   $157,500              $157,500.00           1
   1054521 MOHAMED SAMAD FARROUQ                                        $20,000               $20,000.00           1
   1054587 DALE W. HEPPER                                               $88,000               $88,000.00           1
   1054652 KEVIN STONE                                                  $25,000               $25,000.00           1
   1054654 FELICIA STEWART                                              $92,500               $92,500.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1054693 ROBERT SMITH                                                 $15,000               $15,000.00           1
   1054752 JANET B. BLAKE                                              $107,200              $107,200.00           1
   1054755 JOHN L. HUGHES                                               $25,550               $25,550.00           1
   1054785 ACQUANETTA SHEPPARD N/K/A                                    $25,000               $25,000.00           1
   1054790 PATRICIA A. GASIOROWSKI                                      $15,000               $15,000.00           1
   1054805 ALBERT HARRIS                                                $90,000               $90,000.00           1
   1054818 JOSEPH L. AHEARN                                            $106,000              $106,000.00           1
   1054826 TODD G. TARVER                                              $155,000              $155,000.00           1
   1054902 MORRIS LARK                                                 $150,500              $150,500.00           1
   1054921 SUSAN STYLES MAPP                                            $26,400               $26,400.00           1
   1054926 LUTHER T. NEELY JR.                                          $20,000               $19,898.87           1
   1054936 JOSEPH SALERNO                                               $26,000               $26,000.00           1
   1054943 KATHY P. HARDING                                             $15,220               $15,220.00           1
   1054978 MICHAEL R. VETETO                                            $93,100               $93,100.00           1
   1055007 NATHANIEL HILL                                               $25,000               $25,000.00           1
   1055050 ARTHUR RUSSELL                                              $115,000              $115,000.00           1
   1055091 PENNY  J.C MENSCH                                           $104,000              $103,714.31           1
   1055097 CATHERINE B. SUTTON                                         $112,500              $112,500.00           1
   1055105 ZOLLIE EUGENE ALLMOND                                       $109,000              $109,000.00           1
   1055189 BRONSON G. OSTEK                                             $26,000               $26,000.00           1
   1055225 CHRISTOPHER M. LOUDON                                        $15,000               $15,000.00           1
   1055229 ROBERT T. LOMAN                                             $149,600              $149,600.00           1
   1055277 TIMOTHY A. PERRY                                            $108,000              $108,000.00           1
   1055318 CARLOS M. RAMOS                                             $169,000              $169,000.00           1
   1055371 HORACE WALTON                                                $15,000               $15,000.00           1
   1055384 TYRONE E. INGRAM                                             $85,000               $85,000.00           1
   1055430 W. LEE HALL JR.                                              $80,700               $80,700.00           1
   1055432 ROBERT L. CLYBURN                                           $120,000              $120,000.00           1
   1055457 EDWARD D. WOOLRIDGE                                         $232,000              $232,000.00           1
   1055477 TIMOTHY J. LLOYD                                             $24,000               $24,000.00           1
   1055505 ROBERT L. SMALE                                             $102,150              $102,150.00           1
   1055515 NORMAN ROBINSON                                              $25,000               $25,000.00           1
   1055520 WILLIAM GONZALES NKA WILL                                    $15,000               $15,000.00           1
   1055593 ALLAN V. THOMAS                                              $99,450               $99,157.79           1
   1055609 JAMES P. PRENDERGAST JR.                                     $21,500               $21,500.00           1
   1055617 JOHN H. VANDELINDE                                           $21,275               $21,275.00           1
   1055635 CHARLES M. VANARELLI JR.                                     $99,000               $99,000.00           1
   1055641 THOMAS A. SAVARESE                                           $17,000               $17,000.00           1
   1055702 MICHAEL J. CALLAN SR.                                       $201,000              $201,000.00           1
   1055744 ROGER J. MARASCO                                             $28,000               $28,000.00           1
   1055746 TROY C. SUPPLEE                                              $25,740               $25,740.00           1
   1055748 MURRAY PERLOFF                                              $193,500              $193,500.00           1
   1055766 JOHN T. KELCHNER                                             $82,800               $82,800.00           1
   1055783 CARRIE GRIFFIN                                              $108,000              $108,000.00           1
   1055810 JOAN A. AARONSON N.K.A. J                                    $16,700               $16,700.00           1
   1055825 GLENN CLARK                                                  $22,500               $22,500.00           1
   1055879 THOMAS CASTIGLIONE                                          $161,500              $161,500.00           1
   1055912 JOHN P. LAGANA                                              $108,000              $108,000.00           1
   1055923 JANET HAMILTON                                               $85,500               $85,500.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1055925 GEORGE T. STILL                                              $28,000               $28,000.00           1
   1055931 PERCY DAVIS                                                 $115,000              $114,472.05           1
   1055934 DANA M. FOSBURGH                                             $26,000               $26,000.00           1
   1055942 STREADICK MORGAN                                            $153,000              $153,000.00           1
   1056003 DONALD E. OSTER                                              $20,000               $20,000.00           1
   1056055 NEIL A. KUNTZ                                                $14,000               $14,000.00           1
   1056074 PHILIP J. POLIZZOTTO                                        $197,100              $197,100.00           1
   1056079 PETER B. MARIOTTI                                           $227,000              $227,000.00           1
   1056083 SAMUEL ANGULO                                               $112,500              $112,500.00           1
   1056117 ALEX LLARENA                                                $100,000              $100,000.00           1
   1056121 FRANK SIERRA                                                 $13,500               $13,500.00           1
   1056147 JOANNE ELAINE KOSTICK                                        $25,000               $25,000.00           1
   1056154 DANIEL PURE                                                  $25,000               $25,000.00           1
   1056171 VENESSA S. EDWARDS                                           $20,000               $20,000.00           1
   1056216 TERRY PRICE                                                  $23,650               $23,650.00           1
   1056218 NICOLE CASCONE, UX                                           $84,250               $84,250.00           1
   1056238 ELIZABETH LEMING                                            $144,000              $144,000.00           1
   1056311 RICHARD NUNEZ                                                $17,000               $17,000.00           1
   1056423 WILLIAM O. GERLING                                           $23,500               $23,500.00           1
   1056431 LAWRENCE J. IACOFANO                                        $115,600              $115,600.00           1
   1056532 LORETA DERUBEIS                                             $103,000              $103,000.00           1
   1056692 JAMES LEE COWANS III                                         $93,000               $93,000.00           1
   1056727 BERYL E. FULLER                                              $90,000               $90,000.00           1
   1056755 JOYCE P. ELLIS                                              $184,500              $184,500.00           1
   1056860 JUDY MARSHALL                                               $115,000              $115,000.00           1
   1056897 STEPHEN R. MERRILL                                           $20,500               $20,500.00           1
   1056914 MICHAEL H. MATHIS                                           $110,000              $110,000.00           1
   1057176 LEWIS CROMER                                                 $95,400               $95,400.00           1
   1057207 AMOS L. BROKENBOROUGH SR.                                    $25,000               $25,000.00           1
   1057245 GERALD W. SMITH                                             $113,000              $113,000.00           1
   1057258 STEVEN D. CYR                                               $169,200              $169,200.00           1
   1057343 DENNIS R. FINCH                                              $80,000               $80,000.00           1
   1057365 VIVIAN R. DRISCOL                                           $107,100              $107,100.00           1
   1057395 ROBYN L. BALCAITIS                                           $88,400               $88,400.00           1
   1057412 SCOTT HALL                                                  $113,000              $113,000.00           1
   1057446 ALFRED H. GLEGHORN JR.                                       $23,000               $23,000.00           1
   1057501 JAMES SHORT                                                 $100,000              $100,000.00           1
   1057527 DOROTHY VANDER WEY NKA DO                                    $88,000               $88,000.00           1
   1057555 H. KEITH PIERCE                                             $113,600              $113,600.00           1
   1057576 MICHAEL J. ADKINS                                           $187,200              $187,200.00           1
   1057685 ELVIS BOYD                                                   $12,000               $12,000.00           1
   1057702 VINCENZO PILLITTERI                                         $108,000              $108,000.00           1
   1057711 JOSEPH L. CALHOUN III                                       $108,000              $108,000.00           1
   1057818 EMMITT Y. SMITH JR.                                          $28,000               $28,000.00           1
   1057872 GOLOVER WOODFORD                                             $28,000               $28,000.00           1
   1058072 LEE NELMS                                                    $91,800               $91,800.00           1
   1058542 JEFFREY S. STANLEY                                           $19,500               $19,500.00           1
   2020717 DONALD L. SHAFFER                                            $29,300               $29,300.00           1
   2021537 HOSIE L. BRYANT JR.                                          $27,000               $26,940.16           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   9013842 JOSEPH L. BACKER                                             $91,750               $91,750.00           1
   9013862 COLWOOD DUNKLEY                                              $15,200               $15,200.00           1
   9013900 DOROTHY CONOWAL                                              $24,000               $23,950.21           1
   9013903 HENRY SIMMONS SR.                                            $21,500               $21,500.00           1
   9013904 DENNIS A. OAKLEY                                             $25,889               $25,889.00           1
   9013932 ROBERT E. HESSER                                             $25,000               $25,000.00           1
   9013941 STEPHEN R. SIMONE                                           $100,800              $100,800.00           1
   9013955 DAVID P. MEZZATESTA                                          $26,000               $25,821.79           1
   9013969 FRANCIS P. O'BRIEN                                           $13,000               $13,000.00           1
   9013983 TIMOTHY GYVES                                                $24,200               $24,200.00           1
   9013986 ROBERT W. CROAK                                              $28,000               $28,000.00           1
   9013997 MARIE A. HAGNER                                              $82,000               $81,266.68           1
   9014013 GARY H. ROOD                                                 $10,000               $10,000.00           1
   9014025 MICHAEL A. WALTHER                                           $18,640               $18,640.00           1
   9014064 STEVEN J. BAKER                                              $26,942               $26,942.00           1
   9014104 CATHERINE G. HOOK                                            $80,000               $80,000.00           1
   9014129 JUAN E. ROJAS                                                $25,400               $25,400.00           1
   1052240 STEVEN T. NADOLNY                                           $110,800              $110,800.00           1
   1052828 ERMA J. CRONCE                                               $20,500               $20,500.00           1
   1053588 EDDLON D. KNOX JR.                                           $87,300               $87,300.00           1
   1054243 TIFFANY F. HOWELL                                            $90,000               $90,000.00           1
   1054311 KERRY B. WILSON                                              $92,000               $92,000.00           1
   1054795 WILLIAM D. VASSEN JR.                                        $21,750               $21,750.00           1
   1054895 GARY M. GRIST                                               $164,000              $164,000.00           1
   1055637 CHARLES D. COLEMAN                                           $26,700               $26,700.00           1
   1055659 ROBERT E. SMITH                                             $115,000              $115,000.00           1
   1056220 STEPHEN ALAN DEWEES                                          $88,000               $88,000.00           1
   1056286 RICHARD FOLEY                                                $20,180               $20,180.00           1
   1056362 ROGELIO F. TRUJILLO                                          $95,200               $95,200.00           1
   1056659 SCOTT KUNZ                                                   $25,000               $25,000.00           1
   1056673 FRANCES E. COX                                               $88,000               $88,000.00           1
   1056769 VICTOR A. RIVERA                                             $22,500               $22,500.00           1
   1056864 DAVID FIGUEROA                                               $94,500               $94,500.00           1
   1056875 DOUGLAS C. KRAMER                                           $229,500              $229,500.00           1
   1056882 JACOB APPLEBAUM                                             $120,000              $120,000.00           1
   1057173 RAFAEL TORRES                                               $100,000              $100,000.00           1
   1057198 JAMES MCKALE                                                $117,000              $117,000.00           1
   1057298 BRENDA BATEMAN LINTON                                       $145,350              $145,350.00           1
   1057330 JEFFREY I. GRENTZ                                            $29,575               $29,575.00           1
   1057393 JAYAMON JACOB                                                $85,600               $85,600.00           1
   1057410 IVEL WALTERS                                                 $10,000               $10,000.00           1
   1057519 JOEL C. STEPHENS                                             $94,500               $94,500.00           1
   1057575 CHARLES P. SIMONCELLI                                        $17,000               $17,000.00           1
   1057667 HOWELL M. YOUNG                                              $13,400               $13,400.00           1
   1057693 JAMES DORAN                                                  $25,000               $25,000.00           1
   1057808 KURTIS W. REINER                                            $216,000              $216,000.00           1
   1057893 MAREK A. MISZKURKA                                           $18,000               $18,000.00           1
   1058050 BRUCE A. PARTIN                                             $211,000              $211,000.00           1
   1058051 YOLANDA BORGES                                              $176,400              $176,400.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1058122 MITCHELL L. VALENTINE A/K                                    $25,000               $25,000.00           1
   1058226 DIANA L. LYONS                                              $153,900              $153,900.00           1
   1058380 MOHAMMAD R. ISLAM                                           $193,600              $193,600.00           1
   1058459 LEON JAMISON JR.                                             $92,000               $92,000.00           1
   1058590 PAUL CASE                                                    $10,000               $10,000.00           1
   1058614 RONALD K. LEWIS                                             $167,227              $167,227.20           1
   9014080 FRANCIS D. SAMUELS                                          $110,500              $110,500.00           1
   1054182 ALMOND                                                      $105,000              $105,000.00           1
   1055195 FISHER                                                       $25,000               $25,000.00           1
   1056061 ESTEP                                                        $92,000               $92,000.00           1
   1056386 BENNETT                                                     $102,500              $102,500.00           1
   1056945 CAPPS                                                       $220,000              $220,000.00           1
   1057212 BUTLER                                                      $121,500              $121,500.00           1
   1057362 HELMER                                                      $105,000              $105,000.00           1
   1057564 BATTAGLIA                                                    $15,600               $15,600.00           1
   1057618 UNDERWOOD                                                   $118,400              $118,400.00           1
   1057631 FLOWERS                                                     $158,900              $158,900.00           1
   1057819 MESSINA                                                      $86,500               $86,500.00           1
   1057850 LEE                                                         $104,000              $104,000.00           1
   1057863 DOLORES FALLON                                               $20,170               $20,170.00           1
   1057930 RODRIGUEZ                                                   $101,000              $101,000.00           1
   1058087 MONCRIEFFE                                                  $115,000              $115,000.00           1
   1058158 ROCCO                                                       $100,000              $100,000.00           1
   1058200 LYONS                                                        $12,500               $12,500.00           1
   1058230 FANTINO                                                      $84,200               $84,200.00           1
   1058257 DOZIER                                                      $200,000              $200,000.00           1
   1058333 PLUMLEY                                                      $25,000               $25,000.00           1
   1058359 CHERE                                                        $13,500               $13,500.00           1
   1058362 RODRIQUEZ                                                   $110,000              $110,000.00           1
   1058568 LOWRIE                                                       $11,200               $11,200.00           1
   1058577 CAMPBELL                                                     $93,600               $93,600.00           1
   1058705 DE MONACO                                                   $150,000              $150,000.00           1
   1058722 STAFFIERI                                                    $19,750               $19,750.00           1
   1058873 BAKSH                                                       $166,000              $166,000.00           1
   1059035 MUMCUOGLU                                                   $229,500              $229,500.00           1
   1059501 GOBA                                                         $95,000               $95,000.00           1
   9013121 STALEY                                                       $22,200               $22,200.00           1
   9013892 QUIETI                                                       $22,500               $22,500.00           1
   9013907 MCGEE                                                        $83,000               $83,000.00           1
   9014024 O'NEILL                                                      $18,776               $18,776.00           1
   9014029 GUIDICE                                                      $25,000               $25,000.00           1
   9014042 SPAID                                                        $26,400               $26,400.00           1
   9014069 BATTAGLIA                                                    $28,000               $28,000.00           1
   9014183 RYAN                                                         $26,550               $26,550.00           1
3000000240 EDWARD CHANDLER                                             $100,000              $100,000.00           1
3000000253 CARLTON JONES                                               $110,500              $110,500.00           1
3000000261 CHARLIE TRAWICK                                              $83,200               $83,200.00           1
3000000268 MARIO PENA                                                   $85,000               $85,000.00           1
3000000269 DAVID M. BAUER                                               $20,000               $20,000.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3000000281 OLGA A. FIELDS                                              $204,000              $204,000.00           1
3000000293 VERNA E. GRIFFITH RUDDER                                    $148,750              $148,750.00           1
3000000294 JOSEPH BAIR                                                  $90,400               $90,400.00           1
3000000300 DALE R. STACKHOUSE                                           $92,000               $92,000.00           1
3000000303 GWENDOLYN LEVATTE                                            $86,250               $86,250.00           1
3000000317 FELISHA T. STOKLEY                                          $116,250              $116,250.00           1
3000000321 LEMIAH COLLINS                                               $98,000               $98,000.00           1
3000000323 MARY CLEMONS                                                $195,250              $195,250.00           1
3000000324 FRANK T. DI FILIPPI                                         $153,000              $153,000.00           1
3000000335 STEPHEN MORGENSTERN                                         $200,000              $200,000.00           1
3000000337 DONALD A. LEON                                              $189,000              $189,000.00           1
3000000338 MARIA E. CAROLONZA                                          $204,000              $204,000.00           1
3000000345 FRANK BAIRD                                                  $24,612               $24,612.00           1
3000000352 JAMES A. MACANA                                             $157,600              $157,600.00           1
3000000360 ANTHONY DEMARCO                                              $93,500               $93,500.00           1
3000000372 VITO P. MATTURRO                                              $5,000                $5,000.00           1
3000000378 GAIL LYTE                                                   $178,500              $178,500.00           1
3000000383 JACOB DOLLISON                                              $148,750              $148,750.00           1
3000000388 LINDON T. SINCLAIR                                          $144,900              $144,900.00           1
3000000396 FRANCISCO VERA                                              $153,000              $153,000.00           1
3000000402 WILLIAM ROSS                                                $225,000              $225,000.00           1
3000000424 THOMAS S. BARNES                                            $111,000              $111,000.00           1
3019804617 JOHN MCGREGOR                                                $19,500               $19,493.07           1
3019806603 ROSE MARIA GALLO                                             $81,900               $81,727.33           1
3019807034 ROBERT JOHNS                                                 $98,100               $98,097.98           1
3019834065 SAMUEL RODRIGUEZ JR                                         $212,391              $211,816.01           1
3019840611 ANTHONY PALMA                                               $144,000              $143,684.20           1
3019840899 JOSE A. LOPEZ                                               $166,500              $166,500.00           1
3019840936 PAUL P. COPPOLA, JR                                         $162,000              $160,780.65           1
3019840979 JOSE M. SANTIAGO                                            $111,350              $111,203.96           1
3019841117 KEITH J. HANSEN                                             $123,250              $122,806.08           1
3019841457 SILVESTRE LUNA                                               $80,000               $79,951.45           1
3019841794 STEVEN GRECO                                                $210,000              $209,955.44           1
3019841844 MARLENE HARRIS                                               $89,100               $89,100.00           1
3019841893 FRANCIS X. TAGUE                                            $152,000              $151,675.95           1
3019841964 ANNINA GENCARELLI                                           $153,750              $153,401.35           1
3019892403 LYNN R. TOMLIN                                              $156,000              $155,797.19           1
3019900870 OMAR FLORES                                                 $117,300              $117,300.00           1
3019904048 MICHAEL J. DELBONO                                           $28,500               $28,500.00           1
3019904687 MICHAEL P. ELSEG                                             $84,800               $84,800.00           1
3019904824 YVONNE COLEMAN                                               $16,800               $16,745.62           1
3019904884 CHARLES M. LAVERTY                                           $27,950               $27,864.02           1
3019904945 JOHN SMITH                                                   $24,800               $24,690.32           1
3019905051 DAVID A. BIRCH                                               $91,200               $90,882.12           1
3019906879 ANGELA V. PAYNE                                              $19,200               $19,200.00           1
3019907132 MARLOWE S. LEE                                              $100,200              $100,200.00           1
3019907236 JAMES N. PESTER                                             $112,800              $112,800.00           1
3019907245 SAMUEL HINSON                                               $121,050              $121,050.00           1
3019907246 LOUIS H. PAOLINA                                            $116,000              $116,000.00           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3019907253 CATHERINE D. MCCARTHY                                        $90,400               $90,193.03           1
3019907274 FREEMAN SMITH                                                $25,200               $25,130.81           1
3019907276 GERALD A. COLESON                                           $116,000              $116,000.00           1
3019907328 W. ROBERT SHORT, JR.                                        $224,910              $224,910.00           1
3019907347 BRENDA GRACE                                                 $25,000               $24,807.59           1
3019907412 ALEXANDER ADDUCI                                            $140,250              $140,250.00           1
3019907420 MARY LOU WAGNER                                              $97,750               $97,614.63           1
3019907431 HAYDEN KLINGLER                                              $86,400               $86,400.00           1
3019907527 JEFFREY W. BAIRD                                             $81,000               $81,000.00           1
3019907597 QUEEN E. GRIFFIN-BOWEN                                       $17,500               $17,500.00           1
3019907608 ERIC ROBINSON                                               $189,929              $189,929.00           1
3019907635 DAVID J. GARD                                                $93,500               $93,500.00           1
3019907641 ROBERT J. BENNETT                                            $85,000               $85,000.00           1
3019936894 SHIRLEY DUNN                                                 $96,000               $96,000.00           1
3019938872 CHAMAINE SUDLER                                              $26,400               $26,379.30           1
3019940055 DENNIS G HEYMAN                                             $210,000              $210,000.00           1
3019941238 ARTHUR HALL                                                 $196,875              $196,875.00           1
3019941253 DANIEL E. COURTMAN                                           $92,000               $92,000.00           1
3019941561 STEPHEN J. ANDERSON                                          $98,000               $97,819.29           1
3019941693 KENRICK MARSHALL                                            $150,000              $150,000.00           1
3019941777 QUIENTON JOHNSON                                            $169,600              $169,236.27           1
3019942081 GERARD YEARWOOD                                              $80,000               $80,000.00           1
3019942105 HILLARY LAWRENCE                                            $161,500              $161,277.35           1
3019942130 JOSEPH P. ABINANTI                                          $218,450              $218,450.00           1
3019942150 ANN HENRY WILLIAMS                                          $112,000              $112,000.00           1
3019942205 KENDRA HAVEN                                                $211,500              $211,500.00           1
3019942235 CHRISTOPHER JAKUBOWSKI                                      $105,000              $105,000.00           1
3019942263 ALBERT O. KASSIM                                            $124,290              $122,790.72           1
3019942304 WILLIAM URQUIJO                                             $120,000              $119,942.06           1
3019942315 LAWRENCE DiGIACOMO                                          $144,000              $143,801.10           1
3019942339 CARMEN MARIA VARGAS                                         $151,300              $150,398.14           1
3019942384 JOHN H. GEIGER                                              $110,000              $110,000.00           1
3019942421 LUIS A. LEON                                                $148,500              $148,500.00           1
3019942422 FRANCIS K. OYENUGA                                          $108,180              $108,180.00           1
3019942444 VINCENT VOGT                                                 $90,100               $90,100.00           1
3019942458 SARAI LEWIS                                                 $188,250              $188,250.00           1
3019942472 SOPHIA ROBERTS                                               $22,100               $22,100.00           1
3019942495 WILLIAM ALFRED                                              $157,590              $157,134.31           1
3019992560 JESUS DELGADO                                                $89,250               $89,250.00           1
3019992656 GREGORY T. RICKARDS                                          $96,750               $96,490.46           1
3019992677 GARY L RADER                                                $116,250              $115,898.84           1
3019992764 RONALD L. BLIZZARD                                          $119,000              $119,000.00           1
3039840859 GREGORY YFANTIS                                              $23,000               $22,838.59           1
3039891838 JOSEPH R. STANGER                                            $14,800               $14,738.80           1
3039907293 MARGARET B. CATALFAMO                                        $17,650               $17,650.00           1
3039907464 ERNEST A CRANFORD                                            $18,487               $18,487.00           1
3100000318 NICOLE MCCUTCHEON                                           $112,500              $112,344.05           1
3100000599 FRANK TORRES                                                 $21,248               $20,422.19           1
3100003080 KYLE K. MCCORMICK                                            $90,000               $89,441.08           1

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3100003237 DEE A. ANDREU                                                $11,500               $11,361.66           1
3100003470 GEORGE BRADFORD                                              $20,800               $20,770.78           1
3100003641 BRUCE MORRISON                                              $142,000              $141,248.32           1
3100003810 RALPH M. BUMP                                                $23,000               $22,924.40           1
3100003899 FREDRIC BOLTON                                              $100,000               $99,974.43           1
3100003909 SANVONIA DIANNE BELL                                         $22,000               $21,665.56           1
3100003952 RICHARD E. ALLEN                                             $29,000               $29,000.00           1
3100003986 STELLA P. JACOBI                                             $89,100               $88,570.74           1
3100004042 PATRICIA DAWN VENA KOTALA                                   $155,000              $155,000.00           1
3100004089 ILA BURTON                                                  $144,000              $143,801.50           1
3100004103 ROBERT NIEVES                                               $213,350              $212,871.57           1
3100004111 CYNTHIA CROMARTIE                                            $15,000               $15,000.00           1
3100004113 FLORENCE YOUNG                                               $23,000               $22,930.84           1
3100004168 GUSTAVO C. MERINO                                           $148,500              $148,295.28           1
3100004198 ANTHONY TROCCHIA                                            $185,000              $184,697.48           1
3100004202 THERESA WILLIAMS                                             $28,000               $28,000.00           1
3100004320 RICKY T. WILLIAMS                                            $84,000               $84,000.00           1
3100004324 DAVID MARAINO                                                $17,066               $16,940.92           1
3100004359 PATRICK F. LEWIS JR.                                         $12,000               $12,000.00           1
3100004361 HEYWARD HEMMINGWAY JR.                                       $18,000               $18,000.00           1
3100004365 VIRGINIA E. CAGER                                            $17,000               $16,866.40           1
3100004368 EVODIO J. MATA                                               $21,575               $21,575.00           1
3100004388 EILEEN A. MATHEWS                                            $93,000               $93,000.00           1
3100004452 JOHN W. BERGER                                               $27,000               $26,026.08           1
3100004456 MARIANNE MIZENIS                                             $81,250               $81,250.00           1
3100004491 CAROL WEBBER                                                 $19,000               $19,000.00           1
3100004496 CHERI J. BUFFINGTON                                          $27,000               $26,812.08           1
3100004538 ANTHONY RODRIGUEZ                                           $112,000              $112,000.00           1
3100004592 THOMAS DONOVAN                                               $11,000               $11,000.00           1
3100004740 CLAIRE A. BRINK                                             $110,000              $110,000.00           1
3100004758 SCOTT ANNITTI                                               $115,500              $115,500.00           1
3100004766 MIGUEL MORALES                                               $10,000               $10,000.00           1
3100004890 KERRY S. JOHNSON                                             $18,000               $18,000.00           1
3100004911 DEAN NICHOLAS                                                $15,500               $15,500.00           1
     10427 LONG ISLAND FITNESS TRAIN                                    $45,000               $45,000.00           2
     10437 THE BEER JOINT, INC.                                         $50,000               $50,000.00           2
     10439 PAMELA RUFF                                                  $68,000               $68,000.00           2
     10446 HARVEY ROBINSON, INC.                                        $45,000               $45,000.00           2
     10453 MICHAEL LOPEZ                                                $57,500               $57,500.00           2
     10454 MARY DEPRIMO                                                 $80,000               $78,433.38           2
     10455 DERRICK STRAHORN                                             $38,000               $38,000.00           2
     10457 XI HUI WU                                                    $40,000               $40,000.00           2
     10461 GABBY, INC.                                                  $30,000               $30,000.00           2
     10462 CHUN SUP LEE                                                 $51,000               $51,000.00           2
     10463 DOUGLAS VICKERS                                              $32,500               $32,500.00           2
     10467 FERNANDO T. TOMAS                                            $32,000               $32,000.00           2
     10475 JOHN H. HILBURT JR.                                          $58,000               $58,000.00           2
     10481 GEORGE KREIER COMPANY,  I                                    $42,000               $42,000.00           2
   8882133 ASRB, INC.                                                   $36,000               $36,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   8882152 STERLING L. LOCKETT                                          $52,000               $52,000.00           2
   8882156 ANNA TERRANOVA                                               $50,000               $50,000.00           2
   8882163 TITAN DEVELOPMENT,  L.L.C                                    $65,000               $65,000.00           2
   8882166 DIGIORGIO HOLDING CORPORA                                    $35,000               $35,000.00           2
     10178 ROBERT O. TATE JR.                                           $50,000               $50,000.00           2
     10395 BILLIE H. ENGLAND                                            $47,000               $46,852.80           2
     10485 RICHARD F. REICHART SR.                                      $55,000               $55,000.00           2
     10486 SHELLEY R. BARTLETT                                          $50,000               $50,000.00           2
     10487 CLUB 17, INC.                                                $48,000               $48,000.00           2
     10488 THERA-CON MEDICAL CORP. I                                    $50,000               $50,000.00           2
     10489 ROXANNA BENNETT                                              $60,000               $60,000.00           2
     10498 ALICE A. BAKER, INC.                                        $130,000              $130,000.00           2
     10440 SIMINS FALOTICO GROUP, IN                                   $250,000              $250,000.00           2
     10443 ALEX M. ALEXIADES                                           $325,000              $325,000.00           2
     10447 GEORGE WAKE, INC.                                           $350,000              $350,000.00           2
     10448 GEORGE T. WAKE                                              $250,000              $250,000.00           2
     10449 GEORGE T. WAKE                                              $250,000              $250,000.00           2
     10470 FELIPE LUNA                                                  $60,000               $60,000.00           2
     10473 R. C.  DELLS, INC.                                          $350,000              $350,000.00           2
   8882159 JOHN ALLERT                                                 $135,000              $135,000.00           2
     10466 LENNY'S SPIRITS, INC.                                       $205,000              $205,000.00           2
     10490 ORANGE CENTER CONVENIENCE                                    $90,000               $90,000.00           2
   1041334 MARK ALLEN SHOOK                                             $74,700               $74,700.00           2
   1047278 CARL BECKETT                                                 $65,000               $64,587.23           2
   1048486 ARTEMIO APONTE                                              $133,200              $133,200.00           2
   1049128 SUSIE MALONE                                                 $38,400               $38,400.00           2
   1049189 CORNELIUS V. GRAY                                            $55,250               $55,250.00           2
   1050490 ORGILIO A. ALFONSO                                           $72,250               $72,250.00           2
   1050981 MICHAEL SPIEGEL                                              $63,900               $63,900.00           2
   1051270 KATHY VANCE                                                  $30,100               $30,100.00           2
   1051417 CARMEN J. CARTIGLIA                                         $150,000              $150,000.00           2
   1051733 VERLON D. HILL                                               $58,500               $58,500.00           2
   1052127 MILDRED H. MATES                                             $60,000               $60,000.00           2
   1052145 MARK ALLEN NELSON                                            $58,500               $58,500.00           2
   1052212 BOBBY CROZIER                                                $36,000               $36,000.00           2
   1052230 KATHLEEN M. VANCE                                            $31,500               $31,500.00           2
   1052321 ROSELYN P. SIMMONS                                           $42,800               $42,800.00           2
   1052340 ROBERT M. HAND                                               $76,500               $76,201.21           2
   1052363 JEAN LADOUCEUR                                               $72,000               $72,000.00           2
   1052398 LEE DOROTHY SMITH                                            $58,650               $58,650.00           2
   1052605 WILLIAM MCGARRAH JR.                                         $50,850               $50,850.00           2
   1052610 LORI LYN HUFF                                                $52,000               $52,000.00           2
   1052644 RUFUS RIVERS                                                 $59,200               $59,200.00           2
   1052665 VERNON A. OGLETREE JR.                                       $67,122               $67,122.00           2
   1052850 FERNANDO L. GENSOLLEN                                        $57,000               $57,000.00           2
   1052883 LENOX R. GRANDERSON                                          $62,500               $62,092.57           2
   1052897 WINSTON HAUGHTON                                            $126,000              $126,000.00           2
   1052995 TAMMY C. REESE                                               $55,250               $55,250.00           2
   1053115 ZUFER DERVISEVIC                                             $70,850               $70,850.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1053170 ESSIE E. DANIELS                                             $52,000               $51,901.10           2
   1053171 JEFF SCHULZ                                                  $40,000               $39,776.41           2
   1053177 JOHN B. HENRY JR.                                            $56,250               $56,250.00           2
   1053274 HARVEY MERKERSON                                             $55,200               $55,200.00           2
   1053385 JAMES WILLIAM CONNOR                                         $30,000               $30,000.00           2
   1053690 NEIL W. MANSUR                                               $37,517               $37,517.00           2
   1053753 PATRICIA ANN DILLON                                          $58,500               $58,500.00           2
   1053806 LINDA SMITH                                                  $72,000               $72,000.00           2
   1053811 BARRINGTON WILLIAMS                                          $30,000               $30,000.00           2
   1053852 CHARLES KENT                                                 $72,500               $72,074.99           2
   1053877 GREGG S. RITTENHOUSE                                         $32,500               $32,500.00           2
   1053921 RUSSELL J. GRANDCHAMP JR.                                   $140,000              $140,000.00           2
   1053973 MARTIN KILSTEIN                                              $60,000               $60,000.00           2
   1054018 BRYAN E. WOODARDS                                           $135,000              $135,000.00           2
   1054025 MUSA SPENCER                                                 $56,000               $56,000.00           2
   1054062 CATHERINE C. PIZZO                                           $50,000               $49,636.19           2
   1054117 PATRICK YOUNGKIN                                            $135,000              $135,000.00           2
   1054123 PAMELA BLACKMAN                                              $75,000               $75,000.00           2
   1054157 LEE CASH                                                    $316,000              $316,000.00           2
   1054244 GELSOMINA ROSIELLO                                          $129,000              $129,000.00           2
   1054301 WILLIAM R. SHULER                                            $60,000               $59,853.30           2
   1054305 GWENEVER YOUNG                                               $34,000               $34,000.00           2
   1054309 GWENEVER L. YOUNG                                            $40,000               $40,000.00           2
   1054330 KENNETH   M.W. DAY II                                        $30,000               $30,000.00           2
   1054361 ROBERT WILLIAMS                                             $128,000              $128,000.00           2
   1054368 SHIRLEY M. SHORES                                            $35,000               $35,000.00           2
   1054496 JAMES E. FINNEGAN                                            $35,000               $34,819.64           2
   1054502 ROBERT K. MASON JR.                                          $73,600               $73,600.00           2
   1054567 JOHNNY R. RICE                                               $66,000               $66,000.00           2
   1054597 CARLOS THOMAS                                               $249,500              $249,500.00           2
   1054649 SUSSANE DE PRE A/K/A SUSS                                    $60,000               $60,000.00           2
   1054718 CARRIE F. DOVE MOORE                                         $71,250               $71,250.00           2
   1054764 JOAN R. CACCIUTTI                                           $138,600              $138,600.00           2
   1054774 DERRICK V. REIFF                                             $69,500               $69,500.00           2
   1054848 PRATHRON HENRY                                               $72,000               $72,000.00           2
   1054851 DONNA M. MCGRATH                                             $41,500               $41,500.00           2
   1054873 SARAH K. WOODS                                               $61,200               $61,200.00           2
   1054878 WILLIAM FAAS                                                 $43,000               $42,893.64           2
   1054890 DONALD E. GLOS                                              $137,700              $137,700.00           2
   1054897 ANNIE D. MCNEIL                                              $62,000               $62,000.00           2
   1054915 JOSEPH PATRICK SCOTT                                         $38,500               $38,371.64           2
   1054918 RAYMOND F. BRACHER                                           $67,200               $67,200.00           2
   1054923 RONALD C. PALMER                                            $100,000              $100,000.00           2
   1054971 LETTIE WAY-SLOCUM                                            $30,450               $30,450.00           2
   1054995 JESSE LOUIS PATTERSON                                        $63,000               $63,000.00           2
   1055000 THELMA HAWES                                                 $60,480               $60,480.00           2
   1055044 PAULA POOLE                                                 $130,000              $129,271.29           2
   1055147 JACK A. BARNES JR.                                           $42,000               $42,000.00           2
   1055161 LARRY H. ZELLER                                              $36,000               $35,771.01           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1055162 RUTH BERRIOS                                                 $58,500               $58,500.00           2
   1055164 GEORGE B. SHOTWELL                                          $132,000              $132,000.00           2
   1055188 JOANN SANTALUCIA                                             $42,700               $42,700.00           2
   1055197 DONNA  ANN BRADNEY                                           $40,000               $40,000.00           2
   1055233 PETER FOUDY                                                  $30,000               $30,000.00           2
   1055236 LINDA J. UNDERWOOD                                          $133,000              $133,000.00           2
   1055259 OLGA ARANA                                                   $65,000               $65,000.00           2
   1055264 JOHN RIGGINS                                                 $52,200               $52,200.00           2
   1055326 SHIRLEY E. CHANCE                                            $56,000               $56,000.00           2
   1055335 MARY ANNE BURNS WINK                                         $72,000               $72,000.00           2
   1055339 MATTHEW BROWN                                                $77,000               $77,000.00           2
   1055377 JERRY RHETT III                                              $36,000               $36,000.00           2
   1055388 ELANA A. ACOX                                                $60,000               $60,000.00           2
   1055393 WILLIAM R. JONES                                             $37,800               $37,800.00           2
   1055398 LOIS FERGUSON                                                $40,000               $40,000.00           2
   1055408 GABRIEL I. ENRIQUEZ                                          $39,000               $39,000.00           2
   1055429 ROBERT N. LINDHOLM                                          $180,000              $180,000.00           2
   1055453 LAURA REED                                                   $60,000               $60,000.00           2
   1055463 STEVEN GEORGE DALTON                                         $37,000               $37,000.00           2
   1055470 JEFFERY LOVE                                                 $43,200               $43,200.00           2
   1055516 GERALD V. FERRANTE                                           $21,000               $21,000.00           2
   1055535 DEBBIE DYESS                                                 $73,750               $73,750.00           2
   1055586 EZEQUIEL HOLGUIN                                             $50,000               $50,000.00           2
   1055592 NANCY BAXTER                                                 $42,000               $42,000.00           2
   1055618 NICOLE JOHNSON                                               $67,500               $67,500.00           2
   1055619 TERESA M. CROCKETT                                           $34,400               $34,400.00           2
   1055650 STEPHEN A. BUDHU                                            $135,000              $135,000.00           2
   1055670 EDWINA T. NAGGLES                                            $60,800               $60,800.00           2
   1055692 JERRY RHETT III                                              $32,000               $32,000.00           2
   1055697 STEPHEN G. PELLEGRINI                                        $30,000               $29,799.19           2
   1055704 CHARLES B. HUBBARD                                           $67,500               $67,500.00           2
   1055750 JEAN L. QUINTAVALLE                                          $30,000               $30,000.00           2
   1055767 GLENN A. DERRICOTT                                           $45,900               $45,900.00           2
   1055780 PATRICIA A. LEECH                                            $56,700               $56,700.00           2
   1055802 LONNIE H. LOREDO                                             $72,250               $72,250.00           2
   1055804 RUTH T. HERON                                                $69,000               $69,000.00           2
   1055805 WILFORD C. JAMES                                             $76,500               $76,500.00           2
   1055816 MACHIKO RAINEY                                              $130,500              $129,829.45           2
   1055848 ALMA BURNETT                                                 $66,500               $66,500.00           2
   1055851 LULA SWEENEY                                                 $71,550               $71,550.00           2
   1055882 RUTHANN LLOYD                                                $35,900               $35,900.00           2
   1055886 NATHANIEL BAILEY                                            $140,000              $140,000.00           2
   1055927 RONALD RICHARDSON                                            $64,000               $64,000.00           2
   1055930 SHARON M. BAKER                                              $67,700               $67,700.00           2
   1055932 LOUIS D. LOPEZ                                               $50,000               $50,000.00           2
   1055950 ERLA ARTHUR                                                  $40,000               $40,000.00           2
   1056006 DONALD E. OSTER                                              $39,600               $39,600.00           2
   1056118 CARMEN D   NIXON BELCARIE                                    $68,000               $68,000.00           2
   1056164 JOHN F. HUGHES                                               $50,000               $50,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1056221 DOMINICO EMILIANI                                            $75,500               $75,500.00           2
   1056287 EDITH ARROWSMITH                                             $48,800               $48,800.00           2
   1056289 SAMUEL E. TUCKER                                             $30,000               $30,000.00           2
   1056314 KELVIN P ASHE BY HIS ATTO                                    $48,600               $48,600.00           2
   1056475 PATRICIA MORROW                                              $71,400               $71,400.00           2
   1056494 DARLENE MOBLEY                                               $62,100               $62,100.00           2
   1056533 MORRIS W. GREEN                                             $133,200              $133,200.00           2
   1056537 MICHELE RENE SHAFFER                                         $46,000               $46,000.00           2
   1056607 LARRY L. SPRANKLE                                            $37,600               $37,600.00           2
   1056647 JOAN TRIMBLE                                                 $43,000               $42,950.31           2
   1056683 LENORA ODOM                                                  $45,000               $45,000.00           2
   1056761 DOYLE WINSTON INGRAM                                         $35,000               $35,000.00           2
   1056766 IDA M. ATHANS                                               $248,427              $248,427.00           2
   1056789 MICHAEL VAIANO                                               $50,000               $50,000.00           2
   1056837 RALPH DAVIS                                                  $58,000               $58,000.00           2
   1056865 THOMAS BELL                                                  $45,000               $45,000.00           2
   1056963 RICHARD L. BUDELMAN                                          $46,000               $46,000.00           2
   1056974 JAMES F. HUGHES                                             $130,000              $130,000.00           2
   1057119 BENJAMIN MCCURDY                                             $32,000               $32,000.00           2
   1057140 NEIL ANDREW GRIFFIN                                          $32,725               $32,725.00           2
   1057209 GLENN A. BLACKBURN                                           $60,000               $60,000.00           2
   1057233 WILLIAM F. LEASURE                                           $70,200               $70,200.00           2
   1057297 C. JEFF BURNS                                                $43,827               $43,827.00           2
   1057367 CHARLES DONELY FINKBEINER                                    $57,000               $57,000.00           2
   1057369 DARLENE BROOKS                                               $53,910               $53,910.00           2
   1057382 DOROTHY PIERCE                                               $71,200               $71,200.00           2
   1057401 AARON HASIUK                                                $269,000              $269,000.00           2
   1057422 IDA MANCINI                                                  $40,000               $40,000.00           2
   1057433 PEDRO CORDOBA                                                $57,000               $57,000.00           2
   1057459 CHARLOTTE A. FRANKOWSKI                                      $71,400               $71,400.00           2
   1057484 QUEEN ESTER BELTON                                           $55,800               $55,800.00           2
   1057500 MARTIN T. WALSH JR.                                          $48,000               $48,000.00           2
   1057514 GREGORY CRISWELL                                            $135,000              $135,000.00           2
   1057529 DIANE P. TIERI                                               $48,000               $48,000.00           2
   1057557 VICTORIA E. BARNY-NEGRON                                     $56,800               $56,800.00           2
   1057574 DAVID R. TURNER                                              $30,000               $30,000.00           2
   1057611 YVONNE S. MILLER                                             $72,000               $72,000.00           2
   1057646 ALAN J. PIKEY                                               $264,000              $264,000.00           2
   1057662 RICHARD CHAKEJIAN SR.                                        $35,000               $35,000.00           2
   1057924 CHARLES C. HAM                                               $76,500               $76,500.00           2
   1057935 V SCOTT REIDLING                                             $33,000               $33,000.00           2
   1057941 ELFRIEDE E. WERNER                                          $243,900              $243,900.00           2
   1058039 WILBERT CLARK SR.                                            $36,000               $36,000.00           2
   1058101 LISA SWEAT                                                   $45,000               $45,000.00           2
   1058231 LARRY D. CROWDER                                             $45,050               $45,050.00           2
   1058392 KESHA VENNING                                                $54,000               $54,000.00           2
   1058496 MARY A. SHEPPARD                                             $38,000               $38,000.00           2
   1058571 DAVID BOOTH                                                  $42,500               $42,500.00           2
   1058644 SHERI L. WEST                                                $76,500               $76,500.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   9013630 ALFRED CAVALLARO JR.                                         $40,500               $40,500.00           2
   9013680 HAN K. CHANG                                                 $57,600               $57,309.06           2
   9013693 LOUISE C. WHITE                                              $40,500               $40,500.00           2
   9013785 PHILOMENA D'AGOSTINO                                         $46,700               $46,700.00           2
   9013801 GEORGE M. CIARAMELLA                                         $50,400               $50,312.45           2
   9013829 JOSEPH A. CAPONE                                             $70,000               $69,880.27           2
   9013843 SANDRA D. MARTIN                                             $40,500               $40,500.00           2
   9013935 JOSEPH F. CARL                                               $60,800               $60,510.30           2
   9013950 MATTHEW FORD                                                 $55,250               $55,250.00           2
   9013976 ANTHONY L. CUCCHI                                            $40,000               $40,000.00           2
   9013979 PIETRO PAOLUCCI                                              $46,800               $46,800.00           2
   9013980 RICHARD THORNE                                               $40,000               $40,000.00           2
   9013989 MARIE R. ZUCK                                                $75,200               $75,200.00           2
   9013990 STEVEN J. CULLEN                                             $42,000               $42,000.00           2
   9014016 PETER D. WYNKOOP                                             $92,645               $92,645.00           2
   9014033 PELMA G. WHITE                                               $37,000               $37,000.00           2
   9014036 ANTONIO ROSADO                                               $75,000               $75,000.00           2
   1045779 GARY ALLEN SCALES                                            $73,650               $73,650.00           2
   1051181 THEODORE W. BYRD                                            $135,000              $135,000.00           2
   1051324 HUEY SMITH                                                   $38,000               $38,000.00           2
   1051531 EDNA L. SMITH                                                $76,500               $76,500.00           2
   1052274 RONALD J. HALL                                               $46,200               $46,200.00           2
   1052328 SUSAN MAGAR                                                 $137,500              $137,500.00           2
   1053178 DENNIS BURPOE                                                $59,500               $59,500.00           2
   1053318 AGNES BROOKS                                                 $76,000               $76,000.00           2
   1054163 SIDNEI E. VALENTIM                                           $69,600               $69,600.00           2
   1054575 ERROL V. H. GILBERT                                          $75,500               $75,500.00           2
   1054651 MIKE C. ROBB                                                 $69,600               $69,600.00           2
   1055353 DEBORAH N. VICKS                                             $63,000               $63,000.00           2
   1055574 VICTOR GRIFFIN                                               $35,700               $35,700.00           2
   1055715 OSCAR L. WIMBUSH                                             $50,000               $50,000.00           2
   1055898 DAVID BRICKETT                                               $44,000               $44,000.00           2
   1056085 DANIEL JODEXNIS                                              $57,000               $57,000.00           2
   1056168 JOHN R. TERRACCIANO                                          $60,000               $60,000.00           2
   1056180 SHIRLEY ANDERSON                                             $50,400               $50,400.00           2
   1056182 FOREST PRIMER                                                $46,750               $46,750.00           2
   1056731 JOSEPH L. CHILLEMI                                           $50,000               $50,000.00           2
   1056918 FREDERICK SHELTON                                            $38,165               $38,165.00           2
   1056948 CARLTON L. BUTLER JR.                                       $131,000              $131,000.00           2
   1056995 ESSIE MIMS                                                   $36,000               $36,000.00           2
   1057210 MAURICE C. VANDERVALL                                        $51,300               $51,300.00           2
   1057281 BOBBY G. AMERSON                                             $47,580               $47,580.00           2
   1057414 CHERYL A. CANNON                                             $45,000               $45,000.00           2
   1057508 RICHARD J. CHEESMAN                                          $73,600               $73,600.00           2
   1057601 ROSE CHERY                                                   $41,500               $41,500.00           2
   1057682 FRANCIS A. FLORES BY HIS                                     $46,800               $46,800.00           2
   1057695 KENNETH V. MILLER                                            $69,650               $69,650.00           2
   1057718 PHILIP FORAND                                                $67,500               $67,500.00           2
   1057822 CHRISTOPHER MELLEVOLD                                       $323,000              $323,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1057864 ESSICK A. MAYS                                               $74,800               $74,800.00           2
   1057890 KEVIN W. HEINE                                               $33,000               $33,000.00           2
   1057929 ELVIRA MASTRIANI                                             $47,700               $47,700.00           2
   1058019 ADAM SIMON                                                   $44,500               $44,500.00           2
   1058032 ANNIE P. MCSWAIN                                             $49,000               $49,000.00           2
   1058052 ANGELA C. AIKENS                                             $60,000               $60,000.00           2
   1058055 WILLIAM R. MCKEON III                                        $68,000               $68,000.00           2
   1058164 CAROL BAKER                                                  $40,000               $40,000.00           2
   1058209 RICHARD H. BYRD                                              $32,190               $32,190.00           2
   1058215 SHIRLEY J. MARTIN                                            $32,000               $32,000.00           2
   1058387 CECIL D. CORNETTE                                           $126,000              $126,000.00           2
   1058419 KATHERINE YAMICH                                             $45,000               $45,000.00           2
   1058955 KEITH CIRLINCIONE                                            $44,000               $44,000.00           2
   9013838 JOYCE A. RIGHTER                                             $30,000               $30,000.00           2
   9013912 GREGORY A. RUTHERFORD                                       $288,000              $288,000.00           2
   9014003 LAVINIA L. IMES                                              $37,000               $37,000.00           2
   9014015 DEBORAH DEMING                                               $35,250               $35,250.00           2
   1049549 JOHNSON                                                      $50,360               $50,360.00           2
   1051111 ALLEN                                                       $337,000              $337,000.00           2
   1053285 PALMIERI                                                     $63,000               $63,000.00           2
   1054743 BARNES                                                       $41,400               $41,400.00           2
   1054884 BATTIATO                                                     $36,270               $36,270.00           2
   1055423 WILLIAMS                                                     $71,000               $71,000.00           2
   1055433 O'BRIEN                                                      $75,500               $75,500.00           2
   1056084 HUTTO                                                        $43,200               $43,200.00           2
   1056255 MCGRATH                                                      $74,400               $74,400.00           2
   1056457 HAWKINS                                                      $43,200               $43,200.00           2
   1056522 BURRELL                                                      $38,633               $38,632.53           2
   1056559 MAURER                                                       $44,000               $44,000.00           2
   1056672 JONES                                                        $67,400               $67,400.00           2
   1056729 LA DUCA                                                      $30,000               $30,000.00           2
   1056820 DUNSCOMBE                                                    $64,800               $64,800.00           2
   1057216 WILKINSON                                                    $40,000               $40,000.00           2
   1057274 HANDLE                                                       $77,000               $77,000.00           2
   1057506 COOSEY                                                       $61,000               $61,000.00           2
   1057528 TAYLOR                                                       $39,100               $39,100.00           2
   1057638 LOHMEYER                                                     $76,500               $76,500.00           2
   1057684 WARBURTON                                                    $51,525               $51,525.00           2
   1057739 REED                                                         $38,000               $38,000.00           2
   1057813 SMITH                                                        $57,400               $57,400.00           2
   1058146 MILLER                                                       $77,400               $77,400.00           2
   1058232 BRYANT                                                       $48,000               $48,000.00           2
   1058236 BEATTY                                                       $40,500               $40,500.00           2
   1058244 BECKER                                                       $48,000               $48,000.00           2
   1058324 CASALINO                                                    $126,000              $126,000.00           2
   1058499 WORRELLS                                                     $52,000               $52,000.00           2
   1058582 MORRISSEY                                                    $35,000               $35,000.00           2
   1058675 STANSKY                                                      $69,300               $69,300.00           2
   1058706 ANTON                                                        $50,000               $50,000.00           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

   1058813 CARTER                                                       $54,400               $54,400.00           2
   1058885 DE GROAT                                                    $135,000              $135,000.00           2
   1059016 ECKNA                                                        $60,000               $60,000.00           2
   1059036 GIORDANO                                                     $57,750               $57,750.00           2
   1059190 BOWMAN                                                       $64,600               $64,600.00           2
   1059506 GRAHAM                                                      $127,500              $127,500.00           2
   9013675 CURLEY                                                       $56,900               $56,900.00           2
   9013881 LOPEZ                                                        $45,000               $45,000.00           2
   9013944 RYAN                                                        $120,000              $120,000.00           2
   9013949 SHEERIN                                                      $38,000               $38,000.00           2
   9014040 DEPAZZA                                                      $79,000               $79,000.00           2
   9014052 LUCKEY                                                       $43,200               $43,200.00           2
   9014065 ROSATI                                                       $30,000               $30,000.00           2
   9014068 DOWNEY                                                       $70,000               $70,000.00           2
   9014081 BRODZIK                                                      $49,000               $49,000.00           2
   9014082 SELOVER                                                      $44,500               $44,500.00           2
   9014085 FINKELSTEIN                                                 $125,800              $125,800.00           2
   9014099 ALVES                                                        $60,000               $60,000.00           2
   9014119 DE BLANCO                                                    $74,250               $74,250.00           2
3000000225 YVONNE D. BURKHALTER                                        $130,000              $126,871.20           2
3000000270 LEONARD L. DARRELL JR.                                       $33,750               $33,480.70           2
3000000287 FABIOLA SANTOS GAERLAN                                       $93,057               $93,057.00           2
3000000292 THOMAS OPDYKE                                               $125,000              $125,000.00           2
3000000302 AVE CRAIGG                                                   $67,500               $67,425.42           2
3000000306 SOPHIE GEORGOKAS                                             $55,000               $55,000.00           2
3000000326 JAMES F. TRAINER SR.                                         $74,000               $74,000.00           2
3000000336 LINDA PEOPLES                                                $44,000               $44,000.00           2
3000000339 PATRICIA NORTON                                             $155,000              $155,000.00           2
3000000350 MICHAEL J. SARANCHAK                                         $68,000               $68,000.00           2
3000000368 ERWIN O. HALLEY                                              $63,250               $63,250.00           2
3000000375 ELVIN ALVAREZ                                               $140,000              $140,000.00           2
3000000390 NANET HAMLIN                                                 $66,500               $66,500.00           2
3000000394 WILLIAM F. RYAN                                              $35,000               $35,000.00           2
3000000421 SALVATORE M. AMORELLO                                       $128,000              $128,000.00           2
3010199800 IRA M SCHWARTZ                                               $90,005               $64,362.99           2
3019806661 STEPHEN E. WING                                              $60,000               $60,000.00           2
3019806830 SELINA THOMAS                                                $50,400               $50,296.22           2
3019840048 PASQUALE DOMICOLO                                           $137,600              $137,600.00           2
3019840094 SALVATORE MOTTO                                             $266,250              $265,497.17           2
3019840297 MICHAEL J. PRETOLA, JR.                                      $46,750               $46,636.92           2
3019840710 DONALD SMITH                                                 $32,300               $32,300.00           2
3019840929 LEONA H. TAYLOR                                              $32,000               $31,911.94           2
3019840978 CHARLES E WALTERS                                           $129,600              $129,600.00           2
3019841259 GUSTINE ROYSTER                                              $49,300               $49,269.71           2
3019841429 RALPH R. SCOTT                                               $65,700               $65,273.43           2
3019841517 JESSIE R. HORTON                                             $64,800               $64,669.15           2
3019892056 W. CEDRIC WILSON                                             $46,400               $46,400.00           2
3019892223 GLADYS L. PERSON                                             $64,800               $64,791.19           2
3019900812 CHARLES F. KRAUSE                                           $140,000              $139,344.04           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3019900866 MALEK ETMINAN-RAD                                           $393,250              $393,250.00           2
3019904678 THERESA GRACE                                                $75,200               $75,200.00           2
3019904728 BOBBY CAMPBELL                                               $32,500               $32,500.00           2
3019904948 KAREN J. BROWN                                               $76,500               $75,949.29           2
3019904981 EARL R. FAULKERSON                                           $39,000               $39,000.00           2
3019905027 DIANA PUGH                                                   $36,000               $36,000.00           2
3019905031 MARILYN J. BEAN                                              $48,000               $48,000.00           2
3019905033 JOHNNY B. BURKEEN                                            $33,750               $33,750.00           2
3019905058 TIMOTHY HERRING                                              $34,300               $34,300.00           2
3019905085 JUDY BAILEY                                                  $77,400               $77,400.00           2
3019906624 KEVIN L. IMPINK                                              $76,000               $75,856.98           2
3019906979 MICHELLE R. BANNISTER                                        $62,250               $62,250.00           2
3019907029 PATRICIA A. SPINDEN                                          $62,400               $62,400.00           2
3019907070 CAROLYN G. STOKES                                            $67,500               $67,447.11           2
3019907112 JAMES LUONGO                                                 $64,000               $64,000.00           2
3019907125 JOHN W. BERRY                                                $58,410               $58,410.00           2
3019907141 SHIRLEY A. SHERMAN                                           $34,200               $34,200.00           2
3019907143 GERALD C. FISHER                                             $50,150               $50,150.00           2
3019907209 KATIE REINHARDT BRACEY                                       $60,800               $60,734.31           2
3019907308 CHARLES W. ANDERSON                                          $73,600               $73,600.00           2
3019907331 ANDREW AVELLINO                                             $127,500              $127,360.56           2
3019907339 WILLIAM ALEXANDER                                            $59,250               $59,250.00           2
3019907419 EDWARD J. SHILKOSKI                                          $61,400               $61,188.51           2
3019907421 VICTOR M. KORNASKI                                           $49,600               $49,600.00           2
3019907432 MARTHA ANN TATE                                              $62,100               $62,100.00           2
3019907468 JOHN FRANCIS STALLARD                                        $53,500               $53,500.00           2
3019907476 LEONARD A. HARRISON                                          $63,750               $63,750.00           2
3019907477 MICHAEL P. GRECO                                             $65,700               $65,700.00           2
3019907485 ANGELA D. HUDSON                                             $53,400               $53,400.00           2
3019907496 WANDA BARNER                                                 $48,750               $48,488.51           2
3019907497 DENVER D. ACORD,JR.                                          $54,000               $54,000.00           2
3019907505 KEVIN WRIGHT                                                 $74,240               $74,240.00           2
3019907520 PAUL A. TAYLOR                                              $131,750              $131,750.00           2
3019907625 HENRY GLENN                                                  $31,200               $31,200.00           2
3019907706 KELLY RONETTE LARGENT                                        $52,200               $52,200.00           2
3019907762 MYRNA STERLING                                               $33,600               $33,600.00           2
3019941077 EVANGILEAN JONES                                             $39,000               $39,000.00           2
3019941160 RONALD H. AGABABIAN                                         $315,000              $315,000.00           2
3019941255 JOSEPH W. DONAHUE, JR                                       $309,000              $308,735.20           2
3019941634 DON P. MELIA                                                 $68,250               $68,250.00           2
3019941793 JAMES H. LENNOX                                              $52,000               $51,796.96           2
3019942096 THOMAS TYRONE SCOTT                                          $74,800               $74,800.00           2
3019942124 GERTRUDE BEASLEY                                             $76,500               $76,471.09           2
3019942245 JIMMY E. THOMAS                                             $132,000              $132,000.00           2
3019942250 LATISHA S. SMITH                                             $78,750               $78,750.00           2
3019942307 PATRICK CARO                                                 $65,000               $65,000.00           2
3019942309 ELWOOD H. KERNS                                              $66,400               $66,400.00           2
3019942328 MARGARET G. MARTIN                                           $35,000               $35,000.00           2
3019942375 MARIA JUSTE                                                 $130,500              $130,319.11           2

                                                                      ORIGINAL                CURRENT
Loan ID            Name                                               BALANCE                 BALANCE            POOL
-------            ----                                               --------                -------            ----

3019942377 VICTOR ESPINAL                                              $131,750              $131,750.00           2
3019942379 MIRIAM M. WAGNER                                             $59,150               $59,150.00           2
3019942394 THOMAS A. JOHNSON                                            $51,000               $51,000.00           2
3019942400 ETIE MERMERSTEIN                                            $346,500              $346,021.05           2
3019942437 SAMUEL I. DODEK                                             $289,000              $289,000.00           2
3019942506 ANTONIO TAPIA                                               $129,200              $129,200.00           2
3019942712 JOHN W. CORDRAY                                             $291,349              $291,349.00           2
3019992557 ORAS V. FREEMAN                                              $46,000               $45,759.65           2
3019992559 IKE PEELE                                                    $46,800               $46,800.00           2
3019992580 KENNETH W. WILLIAMS                                          $40,500               $40,500.00           2
3019992662 HENRY R. RUFUS                                               $78,375               $78,375.00           2
3019992667 WILLIE MAE SAVAGE                                            $49,500               $49,500.00           2
3019992684 JACKIE L. JOHNSON                                            $31,875               $31,875.00           2
3019992842 HOBART D. CAYWOOD                                            $48,750               $48,750.00           2
3039907174 GLORIA P. LEWIS                                              $30,433               $30,356.52           2
3039942404 STEPHEN JACKSON                                              $74,216               $74,216.00           2
3039942639 RONA MADRI                                                  $108,000              $108,000.00           2
3039992680 WILLIAM A. JAMES                                             $46,550               $46,550.00           2
3100000455 PETER R. WALL                                                $43,897               $43,722.02           2
3100003325 JAFREY S. LIU                                                $50,120               $50,035.93           2
3100003332 LAURA C. KYDD                                                $59,500               $59,500.00           2
3100003374 HAMLET MALKHASSIAN                                          $247,500              $247,359.57           2
3100003489 PAULINE HEFFREN                                              $65,000               $64,844.85           2
3100003511 ANDRE ABMA                                                   $40,300               $40,207.18           2
3100003520 MARCY JACK                                                   $56,500               $56,500.00           2
3100003526 PATRICIA E. AARON                                            $57,600               $57,600.00           2
3100003740 RUSSELL E. CREWS                                             $55,875               $55,749.65           2
3100003750 LORRAINE VAUGHAN                                             $42,400               $42,400.00           2
3100004045 WILLIAM C. SMITH                                             $75,500               $75,500.00           2
3100004138 EVAN SILVERSTEIN                                             $35,000               $34,834.90           2
3100004152 CLARENCE W. BIVENS                                           $60,000               $60,000.00           2
3100004235 HELEN CASTRO                                                 $72,000               $72,000.00           2
3100004239 JAMES VINCENT CLINE                                          $32,584               $32,472.99           2
3100004248 RUSSELL B. GREENLIEF                                         $44,000               $43,888.79           2
3100004258 ROY E. PARRAN                                                $50,700               $50,700.00           2
3100004291 EDWARD R. SMALL JR.                                          $30,000               $30,000.00           2
3100004347 DARRYL JAMES                                                $138,750              $138,307.01           2
3100004396 TRACEY THEA GORDON                                           $60,000               $59,749.67           2
3100004397 JANE MEYERSON                                                $40,000               $40,000.00           2
3100004398 ANASTACIO B. CUBERO                                          $30,000               $30,000.00           2
3100004423 SUSAN J. KADIN                                               $45,000               $45,000.00           2
3100004425 ROY MONROE JR.                                               $45,500               $45,500.00           2
3100004494 JOSEPH M. OUGE                                               $68,000               $68,000.00           2
3100004541 MICHAEL J. ELLIOTT                                           $44,000               $44,000.00           2
3100004599 CAROLE A. LUNAPIENA                                          $56,000               $56,000.00           2
3100004675 LORRAINE M. RAGNONE                                          $40,000               $40,000.00           2
3100004705 GEORGE CHICHESTER                                           $137,600              $137,600.00           2
3100005110 THOMAS M. DRAKE                                              $76,800               $76,800.00           2

                                                                       EXHIBIT A

                               FORM OF SUBSEQUENT
                               TRANSFER AGREEMENT

         This SUBSEQUENT TRANSFER AGREEMENT, dated as of ________, 1999 (the "Subsequent Transfer Date"), is entered into by and among ABFS 1999-1, INC., as unaffiliated seller (the "Unaffiliated Seller"), AMERICAN BUSINESS CREDIT, INC., as an originator ("ABC"), HOMEAMERICAN CREDIT, INC. D/B/A UPLAND MORTGAGE, as an originator ("Upland"), NEW JERSEY MORTGAGE AND INVESTMENT CORP., as an originator ("NJMIC") (ABC, Upland and NJMIC are collectively referred to herein as the "Originators"), and PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION, as depositor (the "Depositor").

                              W I T N E S S E T H:

         Reference is hereby made to (x) that certain Unaffiliated Seller's Agreement, dated as of March 1, 1999 (the "Unaffiliated Seller's Agreement"), by and among the Unaffiliated Seller, the Originators and the Depositor, and (y) that certain Indenture, dated as of March 1, 1999 (the "Indenture"), by and between the ABFS Mortgage Loan Trust 1999-1 (the "Trust") and The Bank of New York, as indenture trustee (the "Indenture Trustee"). Pursuant to the Unaffiliated Seller's Agreement, the Originators have agreed to sell, assign and transfer, and the Unaffiliated Seller has agreed to accept, from time to time, Subsequent Mortgage Loans (as defined below), and the Unaffiliated Seller has agreed to sell, assign and transfer, and the Depositor has agreed to accept, from time to time, such Subsequent Mortgage Loans. The Unaffiliated Seller's Agreement provides that each such sale of Subsequent Mortgage Loans be evidenced by the execution and delivery of a Subsequent Transfer Agreement such as this Subsequent Transfer Agreement.

         The assets sold to the Unaffiliated Seller, and then sold to the Depositor pursuant to this Subsequent Transfer Agreement consist of (a) the Subsequent Mortgage Loans in Pool I and Pool II listed in the Mortgage Loan Schedule attached hereto (including property that secures a Subsequent Mortgage Loan that becomes an REO Property), including the related Mortgage Files delivered or to be delivered to the Collateral Agent, on behalf of the Indenture Trustee, including all payments of principal received, collected or otherwise recovered after the Subsequent Cut-Off Date for each Subsequent Mortgage Loan, all payments of interest due on each Subsequent Mortgage Loan after the Subsequent Cut-Off Date therefor whenever received and all other proceeds received in respect of such Subsequent Mortgage Loans, (b) the Insurance Policies relating to the Subsequent Mortgage Loans, and (c) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all insurance proceeds and condemnation awards.

         The "Subsequent Mortgage Loans" are those listed on the Schedule of Mortgage Loans attached hereto. The Aggregate Principal Balance of such Subsequent Mortgage

Loans as of the Subsequent Cut-Off Date is $__________ in Pool I and $__________ in Pool II.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         Section 1. Definitions. For the purposes of this Subsequent Transfer Agreement, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in Appendix I to the Indenture.

         Section 2. Sale, Assignment and Transfer. In consideration of the receipt of $__________ (such amount being approximately 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans) from the Unaffiliated Seller, each of the Originators hereby sells, assigns and transfers to the Unaffiliated Seller, without recourse, all of their respective right, title and interest in, to, and under the Subsequent Mortgage Loans and related assets described above, whether now existing or hereafter arising.

         In consideration of receipt of $__________ (such amount being approximately 100% of the Aggregate Principal Balance of the Subsequent Mortgage Loans) from the Depositor, the Unaffiliated Seller hereby sells, assigns and transfers to the Depositor, without recourse, all of its right, title and interest in, to, and under the Subsequent Mortgage Loans and related assets described above, whether now existing or hereafter arising.

         In connection with each such sale, assignment and transfer, the Originators and the Unaffiliated Seller shall satisfy the document delivery requirements set forth in Section 2.05 of the Sale and Servicing Agreement with respect to each Subsequent Mortgage Loan.

         Section 3. Representations and Warranties of the Originators and the Unaffiliated Seller. With respect to each Subsequent Mortgage Loan, each of the Originators and the Unaffiliated Seller hereby remake each of the representations, warranties and covenants made by the Originators and the Unaffiliated Seller in Section 3.03 of the Unaffiliated Seller's Agreement, on which the Depositor relies in accepting the Subsequent Mortgage Loans. Such representations and warranties speak as of the Subsequent Transfer Date unless otherwise indicated, and shall survive each sale, assignment, transfer and conveyance of the Subsequent Mortgage Loans to the Depositor.

         Each of the Originators and the Unaffiliated Seller hereby acknowledge that the Depositor is transferring the Subsequent Mortgage Loans to the Trust, and that the Trust is pledging the Subsequent Mortgage Loans to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, on the date hereof. Each of the Originators and the Unaffiliated Seller hereby acknowledge and agree that the Depositor may assign to the Trust, and the Trust may assign to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, its interest in the representations and warranties set forth in this
Section 3. Each of the Originators and the Unaffiliated Seller agrees that, upon such assignment to the Trust and pledge to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Depositor or the Trust, the repurchase and indemnification obligations of the Unaffiliated Seller and the Originators set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

         Section 4. Repurchase of Subsequent Mortgage Loans. Upon discovery by any of the Depositor, the Unaffiliated Seller, an Originator, the Indenture Trustee, the Servicer on behalf of the Trust, the Note Insurer or any Noteholder of a breach of any of the representations and warranties made by the Originators and the Unaffiliated Seller pursuant to Section 3.03 of the Unaffiliated Seller's Agreement or this Section 3, the party discovering such breach shall give prompt written notice to each other Person; provided, that the Indenture Trustee shall have no duty to inquire or to investigate the breach of any such representations and warranties. The Originators and the Unaffiliated Seller will be obligated to repurchase a Subsequent Mortgage Loan which breaches a representation or warranty in accordance with the provisions of Section 4.02 of the Sale and Servicing Agreement or to indemnify as described in Section 3.05(g) of the Unaffiliated Seller's Agreement. Such repurchase and indemnification obligation of the Originators and the Unaffiliated Seller shall constitute the sole remedy against the Originators and the Unaffiliated Seller, and the Trust for such breach available to the Servicer, the Trust, the Depositor, the Indenture Trustee, the Note Insurer and the Noteholders.

         Section 5. Amendment. This Subsequent Transfer Agreement may be amended from time to time by the Originators, the Unaffiliated Seller and the Depositor only with the prior written consent of the Note Insurer (or, in the event of a Note Insurer Default, the Majority Holders).

         Section 6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS SUBSEQUENT TRANSFER AGREEMENT AND ANY AMENDMENT HEREOF PURSUANT TO SECTION 5 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUBSEQUENT TRANSFER AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY AND FOR ANY COUNTERCLAIM THEREIN.

         Section 7. Counterparts. This Subsequent Transfer Agreement may be executed in counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which shall constitute one and the same instrument.

         Section 8. Binding Effect; Third-Party Beneficiaries. This Subsequent Transfer Agreement will inure to the benefit of and be binding upon the parties hereto, the Note Insurer, the Trust, the Noteholders, and their respective successors and permitted assigns.

         Section 9. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

         Section 10. Exhibits. The exhibits attached hereto and referred to herein shall constitute a part of this Subsequent Transfer Agreement and are incorporated into this Subsequent Transfer Agreement for all purposes.

         Section 11. Intent of the Parties; Security Agreement. The Originators, the Unaffiliated Seller and the Depositor intend that the conveyance of all right, title and interest in and to the Subsequent Mortgage Loans and related assets described above by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor pursuant to this Subsequent Transfer Agreement shall be, and be construed as, a sale of the Subsequent Mortgage Loans from the Originators to the Unaffiliated Seller and from the Unaffiliated Seller to the Depositor.

         It is, further, not intended that such conveyances be deemed to be pledges of the Subsequent Mortgage Loans by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor to secure a debt or other obligation of the Originators or of the Unaffiliated Seller, as the case may be. However, in the event that the Subsequent Mortgage Loans are held to be property of the Originators or the Unaffiliated Seller, or if for any reason this Subsequent Transfer Agreement is held or deemed to create a security interest in the Subsequent Mortgage Loans, then it is intended that: (a) this Subsequent Transfer Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Subsequent Transfer Agreement shall be deemed to be a grant by the Originators to the Unaffiliated Seller and by the Unaffiliated Seller to the Depositor of a security interest in all of the Originators' and the Unaffiliated Seller's respective right, title and interest, whether now owned or hereafter acquired, in and to the Subsequent Mortgage Loans and related assets described above. The Originators and the Unaffiliated Seller, as applicable, shall, to the extent consistent with this Subsequent Transfer Agreement, take such reasonable actions as may be necessary to ensure that, if this Subsequent Transfer Agreement were deemed to create a security interest in the Subsequent Mortgage Loans and the other property described above, such interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Subsequent Transfer Agreement.

                  [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Originators, the Unaffiliated Seller and the Depositor have caused this Subsequent Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.


                                        AMERICAN BUSINESS CREDIT, INC.

                                        By: _________________________________
                                            Name:
                                            Title:


                                        HOMEAMERICAN CREDIT, INC. D/B/A
                                           UPLAND MORTGAGE

                                        By: _________________________________
                                            Name:
                                            Title:


                                        NEW JERSEY MORTGAGE AND INVESTMENT, INC.

                                        By: _________________________________
                                            Name:
                                            Title:


                                        ABFS 1999-1, INC.

                                        By: _________________________________
                                            Name:
                                            Title:


                                        PRUDENTIAL SECURITIES SECURED FINANCING
                                           CORPORATION

                                        By: _________________________________
                                            Name:
                                            Title:

                [Signature Page to Subsequent Transfer Agreement]